As filed with the Securities and Exchange Commission on January 10, 2006


                         File Nos. 33-49570 and 811-6742

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 44


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 46


                                  MONARCH FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

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It is proposed that this filing become effective:

    X immediately upon filing pursuant to Rule 485, paragraph (b) on ______ pursuant to Rule 485, paragraph (b)
         60 days after filing  pursuant to Rule 485, paragraph  (a)(1)
         on ______ pursuant  to Rule 485,  paragraph  (a)(1)
         75 days after filing pursuant to Rule 485, paragraph (a)(2)
         on ______ pursuant to Rule 485, paragraph (a)(2) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investor Shares, Preferred Shares, and Institutional Service Shares of Daily Assets Treasury Fund, Daily Assets Cash Fund, and Daily Assets Government Fund, Institutional Shares of Daily Assets Government Fund and Daily Assets Cash Fund, Universal Shares of Daily Assets Cash Fund, Daily Assets Government Fund and Daily Assets Government Obligations Fund, and B and C Shares of Daily Assets Cash Fund.

 JANUARY 10, 2006

UNIVERSAL SHARES
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

PROSPECTUS

                                     MONARCH
                                      FUNDS

A MONEY MARKET FUND THAT SEEKS TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

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  TABLE OF CONTENTS

                  SUMMARY                                  1
                       Investment Objective                1
                       Principal Investment Strategies     1
                       Principal Investment Risks          1
                       Portfolio Holdings                  2
                  PERFORMANCE                              3
                  FEE TABLES                               4
                  MANAGEMENT                               5
                       The Adviser                         5
                       Other Service Providers             5
                       Fund Expenses                       5
                  YOUR ACCOUNT                             6
                       How to Contact the Fund             6
                       General Information                 6
                       Buying Shares                       7
                       Selling Shares                      9
                       Exchange Privileges                10
                  OTHER INFORMATION                       11
                        Additional Investment Policies    11
                       Distributions                      11
                       Taxes                              11
                       Organization                       11
                  FINANCIAL HIGHLIGHTS                    12

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  SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This Prospectus offers Universal Shares of Daily Assets Government Obligations Fund, a money market fund (the "Fund"). Universal Shares have a $1,000,000 minimum initial investment.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to  maintain  a stable  net asset  value of $1.00 per share by:
        . Investing in a diversified portfolio of Money Market Securities
        . Investing at least 80% of its net assets plus borrowings in Government
          Securities that generally are exempt from state and local income taxes (in the event the Fund changes this policy, the Fund will notify shareholders at least 60 days before such change becomes effective)
        . Investing in  securities  with  remaining  maturities  of 397 days or less
        . Maintaining a dollar weighted average maturity of its investments of
          90 days or less

The investment adviser for the Fund (the "Adviser") continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Fund's investments. The Adviser searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of the Fund
  . The security  subsequently fails to meet the Adviser's investment criteria
  . Funds are needed for another purpose

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

The principal risks of the Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by the Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance of the Fund.

INTEREST RATE RISK Interest rates may affect the value of the Fund's investments. Increases in interest rates may cause a decline in the value of the Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by the Fund may decline if the security's credit rating is downgraded or credit quality otherwise falls. In the worst case, an issuer of a security or a repurchase agreement counterparty may default or otherwise be unable to make timely

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payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.

MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

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  PERFORMANCE

The following charts and table provide some indication of the risks of investing in Universal Shares of Daily Assets Government Obligations Fund by showing changes in performance and investment returns from year to year. To obtain current yield information, call toll free (800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following charts show the annual total return for each full calendar year that Universal Shares have operated. The table shows the best and worst quarterly returns during these periods.

                                                  YEARS ENDED DECEMBER 31,
                                                1999    2000    2001    2002    2003    2004    2005
  DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
  Best Quarter:  1.61% (quarter ended 12/31/00)
  Worst Quarter: 0.20% (quarter ended 06/30/04)                                         [CHART]
                                                 1999    2000    2001    2002    2003    2004   2005
                                                -----   -----   -----   -----   -----   -----   -----
                                                5.07%   6.29%   3.98%   1.56%   1.00%    1.13%  2.96%


The following table lists the average annual total return as of December 31, 2005.

                                         ONE YEAR FIVE YEARS SINCE INCEPTION INCEPTION DATE
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND  2.96%     2.12%       3.26%          7/1/98

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  FEE TABLES

The following table describes the various fees and expenses that you will pay if you invest in Universal Shares of the Fund. Expenses for the Fund are based on amounts incurred for the fiscal year ended August 31, 2005. Expenses are stated as a percentage of the Fund's average net assets. There are no charges to purchase or redeem Fund shares.

              ANNUAL FUND OPERATING EXPENSES
              (expenses that are deducted from Fund assets)
                Management Fees                             0.05%
                Distribution (Rule 12b-1) Fees              None
                Other Expenses                              0.70%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/   0.75%

(a)The Adviser, fund accountant, administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses of the fund to 0.20%. These waivers and reimbursements may be reduced, increased or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Universal Shares of the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund's Universal Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that Total Annual Fund Operating Expenses remains as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                   ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                     $77       $240        $417      $930

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  MANAGEMENT

The Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board and the Trust's executive officers is in the SAI.

THE ADVISER

The investment adviser of the Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA
90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and portfolio manager of the Fund and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds. Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.


The Adviser receives an annual advisory fee 0.05% of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund's annual report for the year ended August 31, 2005.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's distributor in connection with the offering of the Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

Citigroup or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.

FUND EXPENSES

The Fund pays for expenses from its own assets. Expenses of Universal Shares consist of its own expenses as well as Trust expenses that are allocated among classes of shares and all other funds of the Trust. The Adviser and other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

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  YOUR ACCOUNT

HOW TO CONTACT THE FUND

You may contact the Fund for an account application or for further information as follows:

            WRITE TO US AT:             ACH OR WIRE INVESTMENTS
               Citigroup Fund           TO:
               Services, LLC               Comerica Bank
               Attn: Daily Assets          ABA #121137522
               Government                  FOR CREDIT TO:
               Obligations Fund -          Citigroup Fund
               Universal Shares            Services, LLC
               P.O. Box 446                Account # 1891488817
               Portland, Maine 04112       Re: Daily Assets
                                           Government
            TELEPHONE US AT:               Obligations Fund -
               (800) 754-8757              Universal Shares
                                           (Your Name)
                                           (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 10). Investments are not accepted or invested by the Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 9:00 a.m., Pacific Time (12:00 p.m. Eastern Time), and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday - for 2006 - January 13, February 17, April 13, May 26, July 3, September 1, October 6, November 22, November 24, December 22 and December 29) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.

If you purchase shares directly from the Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of 4:00 p.m., Eastern Time (1:00 p.m., Pacific Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Day"). The time at which the NAV is calculated may also change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, the Fund values the securities in its portfolio on an amortized cost basis.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations. Consult a representative of your financial institution for more information.

The Advisor may enter into arrangements with financial institutions whereby the Adviser agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS Checks must be made payable on their face to "Monarch Funds". A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in Universal Shares is $1,000,000.

ACCOUNT REQUIREMENTS

  TYPE  OF  ACCOUNT                                             REQUIREMENT
INDIVIDUAL,   SOLE PROPRIETORSHIP  AND
JOINT ACCOUNTS                                                  .Instructions  must be signed by all persons required  to
Individual accounts are owned by one person, as are sole         sign exactly as their names  appear on the  account
proprietorship  accounts.  Joint accounts  have  two  or
more  owners  (tenants)
CORPORATIONS/OTHER                                              .Submit  a certified copy of its articles of incorporation
                                                                 (a government-issued business  license or other  document that reflects the existence of the entity) and corporate resolution or secretary's certificate
TRUSTS                                                          .The trust must be established before an account can be opened
                                                                .Provide the first and signature pages from the trust
                                                                 document identifying the trustees

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INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)                                                   .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
   documents) money to us
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT
..Call or write us for an account
..Complete the application (and other required
   documents)
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..We will  electronically   debit  your  purchase  proceeds  from  the  financial
   institution account identified on your account application

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges.

The Fund may reject your application under is Anti-Money Laundering Compliance Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

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FREQUENT PURCHASES Since the Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of the Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Fund need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, the Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day in which a redemption order is accepted by the transfer agent.

                             HOW TO SELL YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number
  . Daily Assets  Government  Obligations  Fund - Universal  Shares
  . The dollar amount  or  number  of  shares  you  want to sell
  . How and  where to send the redemption proceeds
.. Obtain a signature  guarantee (if required)
.. Obtain other  documentation  (if required)
.. Mail us your request and  documentation
BY WIRE
.. Wire  redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
.. Mail us your request (See "By Mail")
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact  name(s)  in which the  account is  registered
  . Additional  form of   identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern
Time) or an earlier time if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

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SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  . Written requests to redeem $100,000 or more . Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distributions proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $100,000, the Fund may ask you to increase your balance. If the account value is still below $100,000 after 60 days, the Fund may close your account and send you the proceeds.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations. (For example, if it represents more than 1% of the Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange your Universal Shares of the Fund for Universal Shares of another series of the Trust. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding funds available for exchange in your state.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                           HOW TO EXCHANGE YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number(s)
  . The names of the fund and share class you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
..   Open a new account and complete an account application if you are requesting different shareholder privileges
..   Obtain a  signature  guarantee  (if  required)
..   Mail us your  request  and documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number(s)
  .  Exact  name(s)  in  which  account  is  registered
  .  Additional  form  of identification

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  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Fund operates in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. All restrictions relating to maturity, credit and diversification are interpreted in accordance with that rule.

The Fund may hold cash in any amount. The Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Fund limits these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

DISTRIBUTIONS

The Fund declares distributions from its net investment income daily and pays these distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Massachusetts business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control the Fund or the Trust.

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  FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of Universal Shares of the Fund. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in the Fund's Universal Shares (assuming the reinvestment of all distributions). This information has been audited by KPMG LLP. The Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report dated August 31, 2005, which is available upon request.

                  SELECTED DATA FOR A SINGLE SHARE                             RATIOS/SUPPLEMENTAL DATA
           ----------------------------------------------                  --------------------------------
                                                                    Net               Ratios to
                                                                 Assets at        Average Net Assets
           Beginning              Distributions  Ending           End of   --------------------------------
           Net Asset    Net         From Net    Net Asset         Period                             Net
Year Ended Value Per Investment    Investment   Value Per Total   (000's     Net       Gross      Investment
August 31,   Share     Income        Income       Share   Return Omitted)  Expenses Expenses/(a)/   Income
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND - UNIVERSAL SHARES/(B)/
   2005      $1.00     $0.02/(c)/    $(0.02)      $1.00   2.27%   $17,422   0.20%      0.75%        2.22%
   2004       1.00      0.01          (0.01)       1.00   0.91%    20,383   0.20%      0.70%        0.86%
   2003       1.00      0.01          (0.01)       1.00   1.18%    24,752   0.20%      0.48%        1.14%
   2002       1.00      0.02          (0.02)       1.00   1.97%    25,760   0.20%      0.71%        1.97%
   2001       1.00      0.05          (0.05)       1.00   5.26%    29,100   0.20%      0.57%        5.24%

/(a)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(b)/The Universal Shares class of Daily Assets Government Obligations Fund is the accounting successor to the Institutional Shares class of the Daily Assets Government Fund of Forum Funds, another registered investment company.
/(c)/Calculated based on average shares outstanding during the period.

                                     MONARCH
                                      FUNDS

                                UNIVERSAL SHARES

                                  DAILY ASSETS
                           GOVERNMENT OBLIGATIONS FUND




                                  MONARCH FUNDS
                                 P.O. BOX 446
                              PORTLAND, MAINE 04112
                                 (800) 754-8757


                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
  Additional information about the Fund's investments will be available in the
               Fund's annual/semi-annual reports to shareholders.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference, and thus is part of, this Prospectus.

                               CONTACTING THE FUND
     You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                                  Monarch Funds
                                 P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8757

   The annual/semi-annual reports and the SAI are not available on the Fund's website as the Fund does not maintain a website at this time.

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
     You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
               You can get copies of this information, for a fee,
                           by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its website at www.sec.gov.



                   Investment Company Act File No. 811-6742

  JANUARY 10, 2006

INSTITUTIONAL SERVICE SHARES
DAILY ASSETS TREASURY FUND
INSTITUTIONAL SHARES
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND

PROSPECTUS

                                  MONARCH FUNDS

THREE MONEY MARKET FUNDS THAT SEEK TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  TABLE OF CONTENTS

               SUMMARY                                         1
                    Investment Objectives                      1
                    Principal Investment Strategies            1
                    Principal Risks of Investing in a Fund     2
                    Portfolio Holdings                         2
               PERFORMANCE                                     3
               FEE TABLES                                      4
               MANAGEMENT                                      5
                    The Adviser                                5
                    Other Service Providers                    5
                    Fund Expenses                              5
               YOUR ACCOUNT                                    6
                    How to Contact the Funds                   6
                    General Information                        6
                    Buying Shares                              7
                    Selling Shares                             9
                    Exchange Privileges                       10
               OTHER INFORMATION                              11
                    Additional Investment Policies            11
                    Classes of Shares                         11
                    Distributions                             11
                    Taxes                                     11
                    Organization                              12
               FINANCIAL HIGHLIGHTS                           13

 MONARCH FUNDS
--------------------------------------------------------------------------------
  SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

TREASURY SECURITY means a security that is issued or guaranteed by the U.S. Treasury.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This Prospectus offers Institutional Service Shares of Daily Assets Treasury Fund and Institutional Shares of Daily Assets Government Fund and Daily Assets Cash Fund (each a "Fund," and collectively, the "Funds"). Institutional Service Shares and Institutional Shares each have a $100,000 minimum initial investment.

INVESTMENT OBJECTIVES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to  maintain  a stable net asset  value of $1.00 per share by: .
  Investing in a diversified portfolio of Money Market Securities . Investing in securities with remaining maturities of 397 days or less . Maintaining a dollar weighted average maturity of its investments of 90 days or less

Each Fund's primary investments are:

            FUND                              PRIMARY INVESTMENTS
Daily Assets Treasury Fund   At least 80% of net assets plus borrowings invested in
                             Treasury Securities and Repurchase Agreements backed
                             by Treasury Securities
Daily                        Assets  Government  Fund At least 80% of net assets
                             plus borrowings  invested in Government  Securities
                             and  Repurchase  Agreements  backed  by  Government
                             Securities
Daily                        Assets  Cash Fund  Invests in a broad  spectrum  of
                             Money Market  Securities  including:  .  Securities
                             issued by financial institutions, such as
                                 certificates of deposit, bankers' acceptances and
                                  time deposits
                             .   Securities issued by domestic  companies,  such
                                 as commercial paper
                             .   Government Securities
                             .   Repurchase Agreements

In the event that Daily Assets Treasury Fund or Daily Assets Government Fund changes its policy described in this table regarding its primary investments, the Fund will notify shareholders at least 60 days before such change becomes effective.

With respect to Daily Assets Cash Fund, these investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
The investment adviser for the Funds (the "Adviser") continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Funds' investments. The Adviser searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of a Fund
  . The security  subsequently fails to meet the Adviser's investment criteria .
    Funds are needed for another purpose

PRINCIPAL RISKS OF INVESTING IN A FUND

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The principal risks of a Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by a Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of a Fund's investments. Increases in interest rates may cause a decline in the value of a Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by a Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Generally, credit risk is greatest for Daily Assets Cash Fund, moderate for Daily Assets Government Fund and least for Daily Assets Treasury Fund.

MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Funds' performance per share will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolio, national and international economic conditions and general market conditions.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

 MONARCH FUNDS
--------------------------------------------------------------------------------
  PERFORMANCE

The following charts and table provide some indication of the risks of investing in Daily Assets Treasury Fund's Institutional Service Shares and Institutional Shares of Daily Assets Government Fund and Daily Assets Cash Fund by showing changes in performance and investment returns from year to year. To obtain current yield information, call toll-free (800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total returns for each full calendar year that Institutional Service Shares and Institutional Shares have operated. The tables show the best and worst quarterly returns during these periods.

                                                           YEAR ENDED DECEMBER 31,
                                              1996    1997    1998    1999   2000   2001   2002   2003   2004    2005
DAILY ASSETS TREASURY FUND
(INSTITUTIONAL SERVICE SHARES)
Best Quarter:  1.53% (quarter ended 12/31/00)
Worst Quarter: 0.13% (quarter ended 6/30/04)
                                                                                [CHART]
                                               1996   1997    1998   1999   2000   2001   2002    2003    2004    2005
                                              ------  -----  ------  ------ -----  ------ -----  ------  ------  ------
                                               4.99%  5.05%    4.96%  4.57%  5.91%  3.53%  1.26%   0.64%   0.86%  2.72%
DAILY ASSETS GOVERNMENT FUND
(INSTITUTIONAL SHARES)
Best Quarter:  1.54% (quarter ended 12/31/00)
Worst Quarter: 0.13% (quarter ended 6/30/04)
                                                                                [CHART]
                                               1996   1997    1998   1999   2000   2001   2002    2003    2004    2005
                                              ------  -----  ------  ------ -----  ------ -----  ------  ------  ------
                                               5.03%  5.15%   5.08%  4.65%  5.96%  3.66%  1.41%   0.68%   0.87%   2.75$
DAILY ASSETS CASH FUND
(INSTITUTIONAL SHARES)
Best Quarter:  1.56% (quarter ended 12/31/00)
Worst Quarter: 0.12% (quarter ended 6/30/04)
                                                                                [CHART]
                                                1996   1997    1998   1999   2000   2001   2002    2003    2004    2005
                                               -----  ------  ------ -----  ------ -----  ------  ------  ------  ------
                                               5.05%   5.17%  5.14%   4.76%  6.03%  3.81%  1.34%   0.71%   0.83%   2.74%

The following table lists the average annual total return as of December 31, 2005.

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
DAILY ASSETS TREASURY FUND    2.72%     1.80%      3.43%        3.60%         7/12/93
DAILY ASSETS GOVERNMENT FUND  2.75%     1.87%      3.51%        3.70%         7/15/93
DAILY ASSETS CASH FUND        2.74%     1.88%      3.54%        3.73%         7/15/93

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  FEE TABLES

The following table describes the various fees and expenses that you will pay if you invest in Institutional Service Shares for Daily Assets Treasury Fund and Institutional Shares of Daily Assets Government Fund and Daily Assets Cash Fund. Expenses for each Fund are based on amounts incurred for the fiscal year ended August 31, 2005. Expenses are stated as a percentage of a Fund's average net assets. There is no charge to purchase or redeem Fund shares.

ANNUAL FUND OPERATING EXPENSES                DAILY ASSETS   DAILY ASSETS   DAILY ASSETS
(expenses that are deducted from Fund assets) TREASURY FUND GOVERNMENT FUND  CASH FUND
  Management Fees                                 0.03%          0.03%         0.03%
  Distribution (Rule 12b-1) Fees                  None           None          None
  Other Expenses                                  0.66%          0.58%         0.65%
  TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/       0.69%          0.61%         0.68%

/(a)/The administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses for Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund to 0.45%, 0.57% and 0.57%, respectively. These waivers and reimbursements may be reduced, increased or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Institutional Service Shares or Institutional Shares of a Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund's Institutional Service Shares or Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     DAILY ASSETS TREASURY FUND     $70       $221        $384      $859
     DAILY ASSETS GOVERNMENT FUND    62        195         340       762
     DAILY ASSETS CASH FUND          69        218         379       847

 MONARCH FUNDS
--------------------------------------------------------------------------------
  MANAGEMENT

Each Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information about the Board and the Trust's executive officers is in the SAI.

THE ADVISER

The investment adviser of each Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony
R. Fischer, Jr., President of the Adviser and portfolio manager of the Funds and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund. Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.


The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds is included in the Funds' annual report for the year ended August 31, 2005.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the" Distributor") acts as the Trust's distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

The Trust has adopted a Shareholder Service Agreement under which the Fund pays the administrator 0.20% of the average daily net assets of Institutional Shares for the servicing of shareholder accounts. Because Institutional Shares pay shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The administrator may pay any fee received under the Shareholder Service Agreement to the Adviser or other financial institutions that provide shareholder services with respect to Institutional Shares.

Citigroup or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.

FUND EXPENSES

Each Fund pays for its expenses from its own assets. Expenses of Institutional Service Shares and Institutional Shares consist of its own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases a Fund's performance and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

You may contact the Funds for an account application or for further information as follows.

            WRITE TO US AT:             ACH OR WIRE INVESTMENTS
               Monarch Funds            TO:
               P.O. Box 446                Comerica Bank
               Portland, Maine 04112       ABA #121137522
                                           FOR CREDIT TO:
            TELEPHONE US TOLL-FREE         Citigroup Fund
            AT:                            Services, LLC
               (800) 754-8757              Account # 1891488817
                                           (Name of Fund) -
                                           Institutional Service
                                           Shares or
                                           Institutional Shares
                                           (Your Name)
                                           (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 10). Investments are not accepted or invested by a Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time), and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday - for 2006 - January 13, February 17, April 13, May 26, July 3, September 1, October 6, November 22, November 24, December 22 and December 29) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.

If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which NAV is calculated may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, each Fund values the securities in its portfolio on an amortized cost basis.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through your financial institution, the policies and fees charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

The Advisor may enter into arrangements with financial institutions whereby the Advisor agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

 MONARCH FUNDS
--------------------------------------------------------------------------------
BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS Checks must be payable on their face to "Monarch Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in Institutional Service Shares and Institutional Shares is $100,000.

ACCOUNT REQUIREMENTS

                    TYPE  OF  ACCOUNT                           REQUIREMENT
INDIVIDUAL,   SOLE  PROPRIETORSHIP  AND JOINT ACCOUNTS          .Instructions  must be signed by all persons required  to
Individual  accounts  are  owned by one  person,  as are sole    sign exactly as their names  appear on the  account
proprietorship  accounts.  Joint accounts  have  two  or
more  owners  (tenants)
CORPORATIONS/OTHER                                              .Submit  a certified copy of its articles of incorporation
                                                                 (a government-issued business  license or other  document that reflects the existence of the entity) and corporate resolution or secretary's certificate
TRUSTS                                                          .The trust must be established before an account can be opened
                                                                .Provide the first and signature pages from the trust
                                                                 document identifying the trustees

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)
                                                                .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
   documents) money to us .Call us to fax the completed application (and other required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT
..Call or write us for an account application
..Complete the application (and other required
   documents)
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Wewill   electronically   debit  your  purchase  proceeds  from  the  financial
   institution account identified on your account application

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available form third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

Each Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to any related taxes and will not be able to recoup any sales charges.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program you money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

 MONARCH FUNDS
--------------------------------------------------------------------------------
FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, a Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by the transfer agent.

                             HOW TO SELL YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number
  . [Fund name] - [Institutional  Service or Institutional  Shares]
  . The dollar amount  or  number  of  shares  you  want to sell
  . How and  where to send the redemption proceeds
.. Obtain a signature  guarantee (if required)
.. Obtain other  documentation  (if required)
.. Mail us your request and  documentation
BY WIRE
.. Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
.. Mail us your request (See "By Mail") BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact  name(s)  in which the  account is  registered
  .  Additional  form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time or an earlier time if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  . Written requests to redeem $100,000 or more . Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $100,000 for Institutional Service Shares or Institutional Shares, a Fund may ask you to increase your balance. If the account value is still below $100,000 for Institutional Service Shares or Institutional Shares after 60 days, a Fund may close your account and send you the proceeds.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations. (For example, if it represents more than 1% of a Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange Institutional Service Shares or Institutional Shares of a Fund for the same share class of another series of the Trust. Not all Funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding Funds availability for exchange in your state.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                           HOW TO EXCHANGE YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number(s)
  . The names of each Fund and share class from which you are selling and into which you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
.. Open a new account and complete an account application if you are requesting different  shareholder  privileges
.. Obtain a signature guarantee (if  required)
.. Mail us your request and  documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number(s)
  . Exact  name(s)  in  which  account  is  registered
  . Additional  form  of identification

 MONARCH FUNDS
--------------------------------------------------------------------------------
  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

Each Fund operates in accordance with Rule 2a-7 under the Investment Company Act
of  1940.   All   restrictions   relating  to  maturity,   credit   quality  and
diversification are interpreted in accordance with that rule.

The Funds may hold cash in any amount. Each Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Funds limit these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

CLASSES OF SHARES

Each Fund offers Institutional Service Shares, Preferred Shares and Investor Shares. Daily Assets Cash Fund also offers Institutional Shares, Universal
Shares,  B Shares  and C  Shares.  Daily  Assets  Government  Fund  also  offers
Universal Shares and Institutional Shares. You may obtain prospectuses describing these classes of shares from the Funds' distributor or by contacting the transfer agent. Preferred and Universal Shares are sold to institutional investors. Investor Shares are sold to retail investors and are designed to replicate a standard checking account or to be used as part of a daily sweep product. B Shares and C Shares are only available for purchase by exchange through a certain mutual fund. Each class has different fees and investment minimums.

DISTRIBUTIONS

Each Fund declares distributions from its net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund operates in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
A Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

 MONARCH FUNDS
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of Institutional Service Shares of Daily Assets Treasury Fund and Institutional Shares of Daily Assets Government Fund and Daily Assets Cash Fund. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in Institutional Service Shares of Daily Assets Treasury Fund and Institutional Shares of Daily Assets Government Fund and Daily Assets Cash Fund (assuming the reinvestment of all distributions). This information has been audited by KPMG LLP. Each Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report for the fiscal year ended August 31, 2005, which is available upon request.

                               SELECTED DATA FOR A SINGLE SHARE
           -------------------------------------------------------------------------
                                                                                               Net
                                                                                            Assets at
           Beginning                           Distributions Distributions  Ending           End of
           Net Asset    Net       Net Realized   From Net      From Net    Net Asset         Period
Year Ended Value Per Investment     Gain on     Investment     Realized    Value Per Total   (000's
August 31    Share     Income     Investments     Income         Gains       Share   Return Omitted)
MONARCH DAILY ASSETS TREASURY FUND/(B)/
   2005      $1.00     $0.02/(c)/      -/(d)/     $(0.02)          -         $1.00   2.03%  $ 11,876
   2004       1.00      0.01           -           (0.01)          -          1.00   0.59%    15,552
   2003       1.00      0.01                       (0.01)                     1.00   0.84%    35,074
   2002       1.00      0.02           -/(d)/      (0.02)          -/(d)/     1.00   1.57%    20,068
   2001       1.00      0.05                       (0.05)          -          1.00   4.92%    50,554
MONARCH DAILY ASSETS GOVERNMENT FUND
   2005      $1.00     $0.02/(c)/      -          $(0.02)          -         $1.00   2.06%  $ 56,843
   2004       1.00      0.01           -/(d)/      (0.01)                     1.00   0.59%    73,575
   2003       1.00      0.01                       (0.01)                     1.00   0.91%    90,740
   2002       1.00      0.02           -/(d)/      (0.02)          -/(d)/     1.00   1.80%   117,476
   2001       1.00      0.05           -           (0.05)          -          1.00   4.95%   198,324
MONARCH DAILY ASSETS CASH FUND
   2005      $1.00     $0.02/(c)/      -/(d)/     $(0.02)          -         $1.00   2.03%  $ 56,650
   2004       1.00      0.01           -/(d)/      (0.01)          -          1.00   0.59%    95,985
   2003       1.00      0.01           -           (0.01)          -          1.00   0.92%    92,186
   2002       1.00      0.02           -           (0.02)          -          1.00   1.75%   347,469
   2001       1.00      0.05           -           (0.05)          -          1.00   5.11%   736,555

    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
       Average Net Assets
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(a)/   Income
 0.45%      0.69%        1.92%
 0.45%      0.56%        0.57%
 0.45%      0.67%        0.84%
 0.45%      0.62%        1.68%
 0.45%      0.61%        4.57%
 0.57%      0.61%        2.05%
 0.57%      0.62%        0.58%
 0.57%      0.63%        0.92%
 0.57%      0.59%        2.05%
 0.57%      0.58%        4.80%
 0.57%      0.68%        1.97%
 0.57%      0.63%        0.59%
 0.57%      0.61%        1.01%
 0.57%      0.58%        1.84%
 0.57%      0.57%        5.07%

/(a)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(b)/On April 23, 2003, Institutional Shares were renamed Institutional Service
     Shares.
/(c)/Calculated based on average shares outstanding during the period. /(d)/Less than $0.01 per share.

                              FOR MORE INFORMATION


                           ANNUAL/SEMI-ANNUAL REPORTS
Additional        information about each Fund's  investments is available in the
                  Funds' annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI") The SAI provides more detailed information about each Fund and is incorporated by reference, and thus is a part of, this Prospectus.

                              CONTACTING THE FUNDS
   You can get free copies of the Fund's annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:


                                  Monarch Funds
                                 P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8757

      The annual/semi-annual reports and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION You can also review the Funds' annual/semi-annual reports, SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its website at www.sec.gov.



                   Investment Company Act File No. 811-6742


                                  MONARCH FUNDS

                                  INSTITUTIONAL
                                 SERVICE SHARES

                           DAILY ASSETS TREASURY FUND

                              INSTITUTIONAL SHARES

                          DAILY ASSETS GOVERNMENT FUND

                             DAILY ASSETS CASH FUND




                                  MONARCH FUNDS
                                 P.O. BOX 446
                              PORTLAND, MAINE 04101
                                 (800) 754-8757

  JANUARY 10, 2006

INSTITUTIONAL SERVICE SHARES
DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND


PROSPECTUS
                                  MONARCH FUNDS

THREE MONEY MARKET FUNDS THAT SEEK TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  TABLE OF CONTENTS

               SUMMARY                                         1
                    Investment Objectives                      1
                    Principal Investment Strategies            1
                    Principal Risks of Investing in a Fund     2
                    Portfolio Holdings                         2
               PERFORMANCE                                     3
               FEE TABLES                                      4
               MANAGEMENT                                      5
                    The Adviser                                5
                    Other Service Providers                    5
                    Fund Expenses                              5
               YOUR ACCOUNT                                    6
                    How to Contact the Funds                   6
                    General Information                        6
                    Buying Shares                              7
                    Selling Shares                            10
                    Exchange Privileges                       11
               OTHER INFORMATION                              12
                    Additional Investment Policies            12
                    Classes of Shares                         12
                    Distributions                             12
                    Taxes                                     12
                    Organization                              13
               FINANCIAL HIGHLIGHTS                           14

 MONARCH FUNDS
--------------------------------------------------------------------------------
  SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

TREASURY SECURITY means a security that is issued or guaranteed by the U.S. Treasury.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transactionin which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This Prospectus offers Institutional Service Shares of three money market funds -- Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund (each a "Fund," and collectively, the "Funds"). Institutional Service Shares have a $100,000 minimum initial investment.

INVESTMENT OBJECTIVES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to  maintain  a stable net asset  value of $1.00 per share by:
        .  Investing in a diversified portfolio of Money Market Securities
        .  Investing in securities  with  remaining  maturities  of 397 days or less
        . Maintaining a dollar weighted average maturity of its investments of 90 days or less

Each Fund's primary investments are:

            FUND                              PRIMARY INVESTMENTS
Daily Assets Treasury Fund   At least 80% of net assets plus borrowings invested in
                             Treasury Securities and Repurchase Agreements backed
                             by Treasury Securities
Daily                        Assets  Government  Fund At least 80% of net assets
                             plus borrowings  invested in Government  Securities
                             and  Repurchase  Agreements  backed  by  Government
                             Securities
Daily                        Assets  Cash Fund  Invests in a broad  spectrum  of
                             Money Market  Securities  including:
                                .  Securities issued by financial institutions,
                                   such as certificates of deposit, bankers'
                                   acceptances and time deposits
                                .  Securities issued by domestic companies, such
                                   as commercial paper
                                .  Government Securities
                                .  Repurchase Agreements

In the event that Daily Assets Treasury Fund or Daily Assets Government Fund changes its policy described in this table regarding its primary investments, the Fund will notify shareholders at least 60 days before such change becomes effective.

With respect to Daily Assets Cash Fund, these investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
The investment adviser for the Funds (the "Adviser") continuously monitors economic factors, such as interest rate outlooks and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Funds' investments. The Adviser searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of a Fund
  . The security subsequently fails to meet the Adviser's investment criteria . Funds are needed for another purpose

PRINCIPAL RISKS OF INVESTING IN A FUND

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The principal risks of a Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by a Fund and, therefore, cause a change in the corresponding Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of a Fund's investments. Increases in interest rates may cause a decline in the value of a Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by a Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Generally, credit risk is greatest for Daily Assets Cash Fund, moderate for Daily Assets Government Fund and least for Daily Assets Treasury Fund.

MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Funds' performance per share will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolio, national and international economic conditions and general market conditions.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

 MONARCH FUNDS
--------------------------------------------------------------------------------
  PERFORMANCE

The following charts and table provide some indication of the risks of investing in a Fund's Institutional Service Shares by showing changes in performance and investment returns from year to year. To obtain current yield information, call toll-free (800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total returns for the last ten full calendar years that Institutional Service Shares have operated. The tables show the best and worst quarterly returns during these periods.

                                                           YEAR ENDED DECEMBER 31,
                                              1996    1997    1998    1999    2000    2001    2002    2003   2004    2005
DAILY ASSETS TREASURY FUND
Best Quarter:  1.53% (quarter ended 12/31/00)
Worst Quarter: 0.13% (quarter ended 6/30/04)
                                                                                [CHART]
                                              1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                              4.99%   5.05%   4.96%   4.57%   5.91%   3.53%    1.26%   0.64%  0.86%   2.72%
DAILY ASSETS GOVERNMENT FUND
Best Quarter:  0.91% (quarter ended 12/31/05)
Worst Quarter: 0.16% (quarter ended 6/30/04)
                                                                        [CHART]
                                              1996    1997    1998    1999    2000    2001    2002    2003    2004     2005
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                                                                                              0.99%   2.88%
DAILY ASSETS CASH FUND
Best Quarter:  0.91% (quarter ended 12/31/05)
Worst Quarter: 0.15% (quarter ended 6/30/04)
                                                                                 [CHART]
                                              1996    1997    1998    1999    2000    2001    2002    2003    2004     2005
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                                                                                              0.95%   2.86%

The following table lists the average annual total return as of December 31, 2005.

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
DAILY ASSETS TREASURY FUND    2.72%     1.80%      3.43%        3.60%         7/12/93
DAILY ASSETS GOVERNMENT FUND  2.88%       N/A        N/A        1.65%          6/9/03
DAILY ASSETS CASH FUND        2.86%       N/A        N/A        1.65%          6/9/03

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  FEE TABLES

The following table describes the various fees and expenses that you will pay if you invest in Institutional Service Shares of a Fund. Expenses for each Fund are based on amounts incurred for the fiscal year ended August 31, 2005. Expenses are stated as a percentage of a Fund's average net assets. There is no charge to purchase or redeem Fund shares.

ANNUAL FUND OPERATING EXPENSES                DAILY ASSETS   DAILY ASSETS   DAILY ASSETS
(expenses that are deducted from Fund assets) TREASURY FUND GOVERNMENT FUND  CASH FUND
  Management Fees                                 0.03%          0.04%         0.03%
  Distribution (Rule 12b-1) Fees                  None           None          None
  Other Expenses                                  0.66%          0.46%         0.57%
  TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/       0.69%          0.50%         0.60%

/(a)/The administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses 0.45% for each Fund. These waivers and reimbursements may be reduced, increased or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Institutional Service Shares of a Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund's Institutional Service Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     DAILY ASSETS TREASURY FUND     $70       $221        $384      $859
     DAILY ASSETS GOVERNMENT FUND    51        160         280       628
     DAILY ASSETS CASH FUND          61        192         335       750

 MONARCH FUNDS
--------------------------------------------------------------------------------
  MANAGEMENT

Each Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information about the Board and the Trust's executive officers is in the SAI.

THE ADVISER

The investment adviser of each Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony
R. Fischer, Jr., President of the Adviser and portfolio manager of the Funds and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund. Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.


The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds is included in the Funds' annual report for the year ended August 31, 2005.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor) acts as the Trust's distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

The Trust has adopted a Shareholder Service Agreement under which the Fund pays the administrator 0.20% of the average daily net assets of Institutional Service Shares for the servicing of shareholder accounts. Because Institutional Service Shares pay shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The administrator may pay any fee received under the Shareholder Service Agreement to the Adviser or other financial institutions that provide shareholder services with respect to Institutional Service Shares.

Citigroup or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.

FUND EXPENSES

Each Fund pays for its expenses from its own assets. Expenses of Institutional Service Shares consist of its own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases investment performance of a Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

You may contact the Funds for an account application or for further information as follows:

            WRITE TO US AT:             ACH OR WIRE INVESTMENTS
               Monarch Funds            TO:
               P.O. Box 446                Comerica Bank
               Portland, Maine 04112       ABA #121137522
                                           FOR CREDIT TO:
            TELEPHONE US TOLL-FREE         Citigroup Fund
            AT:                            Services, LLC
               (800) 754-8757              Account # 1891488817
                                           (Name of Fund) -
                                           Institutional Service
                                           Shares
                                           (Your Name)
                                           (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 10). Investments are not accepted or invested by a Fund during the period before the receipt of Funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time), and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday - for 2006 - January 13, February 17, April 13, May 26, July 3, September 1, October 6, November 22, November 24, December 22 and December 29) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.

If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which NAV is calculated may also change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, each Fund (and the Portfolio in which it invests) values the securities in its portfolio on an amortized cost basis.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through your financial institution, the policies and fees charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

The Advisor may enter into arrangements with financial institutions whereby the Advisor agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

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BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS Checks must be made payable on their face to "Monarch Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM  INVESTMENTS The minimum  initial  investment in  Institutional  Service
  Shares is $100,000.

ACCOUNT REQUIREMENTS

     TYPE  OF  ACCOUNT                          REQUIREMENT
INDIVIDUAL,   SOLE PROPRIETORSHIP  AND
JOINT ACCOUNTS:                                 .Instructions must be signed by all persons required to
Individual  accounts  are  owned by one  person,  sign exactly as their names  appear on the  account as are sole proprietorship  accounts.  Joint
accounts  have  two  or  more  owners  (tenants)
CORPORATIONS/OTHER                              .Submit  a certified copy of its articles of incorporation
                                                 (a government-issued business license or other
                                                 document that reflects the existence of the entity) and
                                                 corporate resolution or secretary's certificate
TRUSTS                                          .The trust must be established before an account can be
                                                 opened
                                                .Provide the first and signature pages from the trust
                                                 document identifying the trustees

                                                                  MONARCH FUNDS
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INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)                                                   .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
 and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
 documents) money to us
..Call us to fax the completed application (and other
 required documents) and we will assign you an account
 number
..Mail us your original application (and other required
 documents)
..Instruct your U.S. financial institution to wire your
 money to us
BY ACH PAYMENT
..Call or write us for an account application
..Complete the application (and other required
   documents)
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Wewill   electronically   debit  your  purchase  proceeds  from  the  financial
   institution account identified on your account application

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available form third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

Each Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to any related taxes and will not be able to recoup any sales charges.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program you money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

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FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.shares to persons determined by the fund to be market timers, even if the above limitations have not been reached.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, a Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by the transfer agent.

                             HOW TO SELL YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number
  . [Fund name] - Institutional Service Shares
  . The  dollar  amount or number of shares  you want to sell
  . How and where to send the redemption proceeds
.. Obtain a signature  guarantee (if required)
.. Obtain other  documentation  (if required)
.. Mail us your request and  documentation
BY WIRE
.. Wire  redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
..   Call  us  with  your  request  (unless  you  declined  telephone  redemption privileges on your account application) (See "By Telephone") OR
..   Mail us your request (See "By Mail")
BY CHECK
..   Write a check against your account balance (See "Check Writing  Privileges")
..   Your investment will continue to earn distributions until your check is presented to the Fund for payment
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact  name(s)  in which the  account is  registered
  .  Additional  form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time or an earlier time if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                                                  MONARCH FUNDS
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SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  . Written requests to redeem $100,000 or more . Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $100,000, a Fund may ask you to increase your balance. If the account value is still below $100,000 after 60 days, a Fund may close your account and send you the proceeds.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations. (For example, if it represents more than 1% of a Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may  exchange  Institutional  Service  Shares  of a Fund  for  Institutional
Service Shares of another series of the Trust. Not all Funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding Funds availability for exchange in your state.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                           HOW TO EXCHANGE YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number(s)
  . The names of each Fund and share class from which you are selling and into which you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
.. Open a new account and complete an account application if you are requesting different  shareholder  privileges
.. Obtain a signature guarantee (if  required)
.. Mail us your request and  documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number(s)
  . Exact  name(s)  in  which  account  is  registered
  . Additional  form  of identification

 MONARCH FUNDS
--------------------------------------------------------------------------------
  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

Each Fund operates in accordance with Rule 2a-7 under the Investment Company Act
of  1940.   All   restrictions   relating  to  maturity,   credit   quality  and
diversification are interpreted in accordance with that rule.

The Fund may hold cash in any amount. Each Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Funds limit these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

CLASSES OF SHARES

In addition to Institutional Service Shares, each Fund offers Preferred Shares and Investor Shares. Daily Assets Government Fund also offers Institutional Shares and Universal Shares. Daily Assets Cash Fund also offers Institutional Shares, Universal Shares, B Shares and C Shares. You may obtain prospectuses describing these classes of shares from the Funds' distributor or by contacting the transfer agent. Preferred and Universal Shares are sold to institutional investors. Institutional Shares and Institutional Service Shares are sold to banks, trust companies and certain other financial institutions for their own and their customer accounts. Investor Shares are sold to retail investors and are designed to replicate a standard checking account or to be used as part of a daily sweep product. B Shares and C Shares are only available for purchase by exchange through a certain mutual fund. Each class has different fees and investment minimums.

DISTRIBUTIONS

Each Fund declares distributions from its net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund operates in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

A Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

 MONARCH FUNDS
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of Institutional Service Shares of each Fund. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in Institutional Service Shares of each Fund (assuming the reinvestment of all distributions). The information has been audited by KPMG LLP. Each Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report for the fiscal year ended August 31, 2005, which is available upon request, without charge.

                                 SELECTED DATA FOR A SINGLE SHARE
             -------------------------------------------------------------------------
                                                                                                 Net
                                                                                              Assets at
             Beginning                   Net     Distributions Distributions  Ending           End of
             Net Asset     Net        Realized     From Net      From Net    Net Asset         Period
Year Ended   Value Per  Investment     Gain on    Investment     Realized    Value Per Total   (000's
August 31      Share      Income     Investments    Income         Gains       Share   Return Omitted)
MONARCH DAILY ASSETS TREASURY FUND/(C)/
   2005        $1.00    $  0.02/(d)/      -/(e)/    $ (0.02)         -         $1.00   2.03%   $11,876
   2004         1.00       0.01           -           (0.01)         -          1.00   0.59%    15,552
   2003         1.00       0.01           -           (0.01)         -          1.00   0.84%    35,074
   2002         1.00       0.02           -/(e)/      (0.02)         -/(e)/     1.00   1.57%    20,068
   2001         1.00       0.05           -           (0.05)         -          1.00   4.92%    50,554
MONARCH DAILY ASSETS GOVERNMENT FUND
   2005        $1.00    $  0.02/(d)/      -         $ (0.02)         -         $1.00   2.18%   $55,420
   2004         1.00     -/(e)/           -/(e)/     -/(e)/          -          1.00   0.71%    55,142
   2003/(f)/    1.00     -/(e)/           -          -/(e)/          -          1.00   0.16%    76,273
MONARCH DAILY ASSETS CASH FUND
   2005        $1.00    $  0.02/(d)/      -/(e)/    $ (0.02)         -         $1.00   2.15%   $27,137
   2004         1.00       0.01           -/(e)/      (0.01)         -          1.00   0.71%    26,423
   2003/(f)/    1.00     -/(e)/           -          -/(e)/          -          1.00   0.18%    36,876

    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
    Average Net Assets /(a)/
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(b)/   Income
 0.45%      0.69%        1.92%
 0.45%      0.56%        0.57%
 0.45%      0.67%        0.84%
 0.45%      0.62%        1.68%
 0.45%      0.61%        4.57%
 0.45%      0.50%        2.10%
 0.45%      0.51%        0.69%
 0.45%      0.58%        0.70%
 0.45%      0.60%        2.04%
 0.45%      0.54%        0.71%
 0.45%      0.58%        0.76%

/(a)/Annualized for periods less than one year.
/(b)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(c)/On April 23, 2003, Institutional Shares were renamed Institutional Service
     Shares.
/(d)/Calculated based on average shares outstanding during the period. /(e)/Less than $0.01 per share. /(f)/Commenced operations on June 9, 2003.

                                  MONARCH FUNDS

                          INSTITUTIONAL SERVICE SHARES

                           DAILY ASSETS TREASURY FUND

                          DAILY ASSETS GOVERNMENT FUND

                             DAILY ASSETS CASH FUND


                                  MONARCH FUNDS
                                 P.O. BOX 446
                              PORTLAND, MAINE 04101
                                 (800) 754-8757



                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
Additional        information about each Fund's  investments is available in the
                  Funds' annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI") The SAI provides more detailed information about each Fund and is incorporated by reference, and thus is a part of, this Prospectus.

                              CONTACTING THE FUNDS
   You can get free copies of the Funds' annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                                  Monarch Funds
                                 P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8757

    The annual/semi-annual reports and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION You can also review a Fund's annual/semi-annual reports, the SAI and other information about each Fund at the Public Reference Room of the
Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov.

 Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its website at www.sec.gov.

                   Investment Company Act File No. 811-6742

  JANUARY 10, 2006

INVESTOR SHARES
DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND

PROSPECTUS

                                  MONARCH FUNDS

THREE MONEY MARKET FUNDS THAT SEEK TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
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  TABLE OF CONTENTS

               SUMMARY                                         1
                    Investment Objectives                      1
                    Principal Investment Strategies            1
                    Principal Risks of Investing in a Fund     2
                    Portfolio Holdings                         2
               PERFORMANCE                                     3
               FEE TABLES                                      4
               MANAGEMENT                                      5
                    The Adviser                                5
                    Other Service Providers                    5
                    Fund Expenses                              5
               YOUR ACCOUNT                                    6
                    How to Contact the Funds                   6
                    General Information                        6
                    Buying Shares                              7
                    Selling Shares                             9
                    Exchange Privileges                       10
                    Retirement Accounts                       11
               OTHER INFORMATION                              12
                    Additional Investment Policies            12
                    Classes of Shares                         12
                    Distributions                             12
                    Taxes                                     12
                    Organization                              13
               FINANCIAL HIGHLIGHTS                           14

 MONARCH FUNDS
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  SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

TREASURY SECURITY means a security that is issued or guaranteed by the U.S. Treasury.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This Prospectus offers Investor Shares of three money market funds -- Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund (each a "Fund," and collectively, the "Funds"). Investor Shares have a $5,000 minimum initial investment.

INVESTMENT OBJECTIVES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to  maintain  a stable net asset  value of $1.00 per share by:
        . Investing in a diversified portfolio of Money Market Securities
        . Investing in securities  with  remaining  maturities  of 397 days or less
        . Maintaining  a dollar weighted average maturity of its investments of
          90 days or less

Each Fund's primary investments are:

            FUND                              PRIMARY INVESTMENTS
Daily Assets Treasury Fund   At least 80% of net assets plus borrowings invested in
                             Treasury Securities and Repurchase Agreements backed
                             by Treasury Securities
Daily Assets Government Fund At least 80% of net assets plus borrowings invested in Government  Securities and  Repurchase
                             Agreements  backed  by  Government Securities
Daily Assets  Cash Fund      Invests in a broad  spectrum  of
                             Money Market  Securities  including:
                             .  Securities issued by financial institutions,
                                such as certificates of deposit, bankers'
                                acceptances and time deposits
                             .  Securities issued by domestic  companies,  such
                                as commercial paper
                             .  Government Securities
                             .  Repurchase Agreements

In the event that Daily Assets Treasury Fund or Daily Assets Government Fund changes its policy described in this table regarding its primary investments, the Fund will notify shareholders at least 60 days before such change becomes effective.

With respect to Daily Assets Cash Fund, these investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

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The investment adviser for the Funds (the "Adviser") continuously monitors economic factors, such as interest rate outlooks and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Funds' investments. The Adviser searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of a Fund
  . The security subsequently fails to meet the Adviser's investment criteria . Funds are needed for another purpose

PRINCIPAL RISKS OF INVESTING IN A FUND

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The principal risks of a Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by a Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of a Fund's investments. Increases in interest rates may cause a decline in the value of a Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by a Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Generally, credit risk is greatest for Daily Assets Cash Fund, moderate for Daily Assets Government Fund and least for Daily Assets Treasury Fund.

MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Funds' performance per share will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolio, national and international economic conditions and general market conditions.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

 MONARCH FUNDS
--------------------------------------------------------------------------------
  PERFORMANCE

The following charts and table provide some indication of the risks of investing in a Fund's Investor Shares by showing changes in performance and investment returns from year to year. To obtain current yield information, call toll-free
(800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total returns for each full calendar year that Investor Shares have operated. The tables show the best and worst quarterly returns during these periods.

                                                        YEAR ENDED DECEMBER 31,
                                              1996     1997     1998     1999     2000     2001     2002     2003     2004    2005
DAILY ASSETS TREASURY FUND
Best Quarter:  1.43% (quarter ended 12/31/00)
Worst Quarter: 0.03% (quarter ended 6/30/04)
                                                                                [CHART]
                                                1996     1997     1998     1999     2000     2001     2002     2003     2004  2005
                                               -----    -----    -----    -----    -----    -----    -----    -----    -----  -----
                                               4.60%    4.65%    4.57%    4.17%    5.50%    3.14%    0.86%    0.26%     0.47%  2.32%
DAILY ASSETS GOVERNMENT FUND
Best Quarter:  1.47% (quarter ended 12/31/00)
Worst Quarter: 0.06% (quarter ended 6/30/04)
                                                                                [CHART]
                                                1996     1997     1998     1999     2000     2001     2002     2003     2004   2005
                                               -----    -----    -----    -----    -----    -----    -----    -----    -----  -----
                                                                                   5.67%    3.39%    1.13%    0.41%     0.60%  2.48%
DAILY ASSETS CASH FUND
Best Quarter:  1.49% (quarter ended 12/31/00)
Worst Quarter: 0.06% (quarter ended 6/30/04)
                                                                                [CHART]
                                                1996     1997     1998     1999     2000     2001     2002     2003     2004   2005
                                               -----    -----    -----    -----    -----    -----    -----    -----    -----  -----
                                               4.78%    4.90%    4.87%    4.49%    5.75%    3.55%    1.07%    0.44%     0.56%  2.46%

The following table lists the average annual total return as of December 31, 2005.

                             ONE YEAR FIVE YEARS   TEN YEARS   SINCE INCEPTION INCEPTION DATE
DAILY ASSETS TREASURY FUND    2.32%     1.40%        3.04%           3.07%         10/25/95
DAILY ASSETS GOVERNMENT FUND  2.48%     1.59%         N/A            2.27%         12/30/99
DAILY ASSETS CASH FUND        2.46%     1.61%        3.27%           3.38%          6/16/95

                                                                  MONARCH FUNDS
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  FEE TABLES

The following table describes the various fees and expenses that you will pay if you invest in Investor Shares of a Fund. Expenses for each Fund are based on amounts incurred for the fiscal year ended August 31, 2005. Expenses are stated as a percentage of a Fund's average net assets. There is no charge to purchase or redeem Fund shares.

ANNUAL FUND OPERATING EXPENSES                DAILY ASSETS   DAILY ASSETS   DAILY ASSETS
(expenses that are deducted from Fund assets) TREASURY FUND GOVERNMENT FUND  CASH FUND
Management Fees                                   0.03%          0.03%         0.03%
Distribution (Rule 12b-1) and/or Service Fees     0.25%          0.25%         0.25%
Other Expenses                                    0.69%          0.59%         0.63%
TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/         0.97%          0.87%         0.91%

/(a)/The administrator, shareholder servicing agent and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.84% for each Fund. These waivers and reimbursements may be reduced, increased or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Investor Shares of a Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund's Investor Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     DAILY ASSETS TREASURY FUND     $99       $309        $536     $1,190
     DAILY ASSETS GOVERNMENT FUND    89        278         482      1,073
     DAILY ASSETS CASH FUND          93        290         504      1,120

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  MANAGEMENT

Each Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information about the Board and the Trust's executive officers is in the SAI.

THE ADVISER

The investment adviser of each Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony
R. Fischer, Jr., President of the Adviser and portfolio manager of the Funds and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund. Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.


The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds is included in the Funds' annual report for the year ended August 31, 2005.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

In addition to distribution and/or service fees paid by the Funds, Citigroup or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.

FUND EXPENSES

Each Fund pays for expenses from its own assets. Expenses of Investor Shares consist of its own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases a Fund's performance and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                  MONARCH FUNDS
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  YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

You may contact the Funds or Comerica Securities, Inc. for an account application or for further information as follows:

WRITE TO US AT:             OR:                       ACH OR WIRE INVESTMENTS
   Monarch Funds            Comerica Securities, Inc. TO:
   P.O. Box 446             201 North Figueroa Street    Comerica Bank
   Portland, Maine 04112    1st Floor, MC: 4641          ABA #121137522
                            Los Angeles, California      FOR CREDIT TO:
TELEPHONE US TOLL-FREE      90012                        Citigroup Fund
AT:                                                      Services, LLC
   (800) 754-8757                                        Account # 1891488817
                                                         (Name of Fund) -
                                                         Investor Shares
                                                         (Your Name)
                                                         (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 11). Investments are not accepted or invested by a Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time), and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday - for 2006 - January 13, February 17, April 13, May 26, July 3, September 1, October 6, November 22, November 24, December 22 and December 29) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.

If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which an NAV is calculated may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, each Fund values the securities in its portfolio on an amortized cost basis.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through your financial institution, the policies and fees charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions whereby the Adviser agrees to pay a financial institution for inclusion of each Fund on the financial institution's mutual fund "supermarket" platform.

DISTRIBUTION AND SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which each Fund pays the distributor 0.25% of the average daily net assets of Investor Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Agreement under which each Fund pays the administrator 0.20% of the average daily net assets of Investor Shares for the servicing of shareholder accounts. Because Investor Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service
Agreement to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Investor Shares.

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ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, make a check payable to "Monarch Funds" or to one or more owners of the account and endorsed to "Monarch Funds." For all other accounts, your check must be made payable on its face to "Monarch Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in Investor Shares is $5,000. Certain exchanges into Investor Shares may be subject to lower initial investment minimums.

ACCOUNT REQUIREMENTS

TYPE OF ACCOUNT                                            REQUIREMENT
INDIVIDUAL,  SOLE PROPRIETORSHIP AND JOINT ACCOUNTS        .Instructions must be signed by all persons required
Individual accounts are owned by one person, as are sole    to sign  exactly as their names appear on the account
proprietorship  accounts.  Joint accounts have two
or more owners  (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA,  UTMA)                .Depending  on  state  laws,  you  can set up a  custodial
These custodial  accounts  provide a way to give money      account under the UGMA or the UTMA
to a child and obtain tax benefits                         .The custodian must sign  instructions in a manner
                                                             indicating custodial capacity
CORPORATIONS/OTHER                                         .Submit a certified copy of its articles of incorporation (a government-
                                                            issued business license or other document that reflects the existence of the entity) and corporate resolution or secretary's certificate
TRUSTS                                                     .The trust must be established before an account can be opened
                                                           .Provide the first and signature pages from the trust document identifying the trustees

                                                                  MONARCH FUNDS
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INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)                                                   .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
   documents) money to us
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT                                                  BY SYSTEMATIC INVESTMENT
..Call or write us for an account application                    .Complete the systematic investment section of the
..Complete the application (and other required                      application
   documents)                                                   .Attach a voided  check to your  application
..Call us to fax the completed  application (and other           .Mail us the completed  application and voided check
   required documents) and we will assign you an account number .We will electronically debit your purchase proceeds from your selected financial institution
..Mail us your original application (and other required
   documents)
..We will   electronically   debit  your  purchase  proceeds  from  the  financial
   institution account identified on your account application

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available form third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

Each Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to any related taxes and will not be able to recoup any sales charges.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program you money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

 MONARCH FUNDS
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SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, a Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by the transfer agent.

                             HOW TO SELL YOUR SHARES

BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number . [Fund name] - Investor Shares
  . The  dollar  amount or number of shares  you want to sell
  . How and where to send the redemption proceeds
.. Obtain a signature  guarantee (if required)
.. Obtain other  documentation  (if required)
.. Mail us your request and  documentation
BY WIRE
.. Wire  redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
..   Call  us  with  your  request  (unless  you  declined  telephone  redemption privileges on your account application) (See "By Telephone") OR
..   Mail us your request (See "By Mail")
BY CHECK
.. Write a check against your account balance (See "Check Writing Privileges") .. Your investment will continue to earn distributions until your check is presented to the Fund for payment
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact  name(s)  in which the  account is  registered
  . Additional  form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless  you  declined  wire  redemption  privileges  on your account application) (See "By Wire")
SYSTEMATICALLY
.. Complete  the  systematic  withdrawal  section of the  application
.. Attach a voided check to your application
.. Mail us your completed application

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time or an earlier time if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

CHECK WRITING PRIVILEGES You may redeem shares by writing checks provided by the Funds against your account balance. Contact the transfer agent for information on applying for check writing privileges. When your check is presented for payment, the Trust will deduct shares from your shareholder account in an amount equal to the amount of the check as long as you have a sufficient number of shares to cover the amount of the check. The Trust charges a $10 fee for all checks presented in amounts less than $500. The Trust deducts this fee directly from your shareholder account.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  . Written requests to redeem $100,000 or more . Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

The Transfer Agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $5,000, a Fund may ask you to increase your balance. If the account value is still below $5,000 after 60 days, a Fund may close your account and send you the proceeds.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations. (For example, if it represents more than 1% of a Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange Investor Shares of a Fund for Investor Shares of another series of the Trust. Not all Funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding Funds availability for exchange in your state.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

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                           HOW TO EXCHANGE YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number(s)
  . The names of each Fund and share class from which you are selling and into which you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
.. Open a new account and complete an account application if you are requesting different  shareholder  privileges
.. Obtain a signature guarantee (if  required)
.. Mail us your request and  documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number(s)
  .  Exact  name(s)  in  which  account  is  registered
  .  Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers Individual Retirement Accounts ("IRA"), including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                                                  MONARCH FUNDS
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  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Funds operate in accordance with Rule 2a-7 under the Investment  Company Act
of  1940.   All   restrictions   relating  to  maturity,   credit   quality  and
diversification are interpreted in accordance with that rule.

The Funds may hold cash in any amount. Each Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Funds limit these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

CLASSES OF SHARES

In addition to Investor Shares, each Fund offers Preferred Shares and Institutional Service Shares. Daily Assets Cash Fund also offers Universal Shares, Institutional Shares, B Shares and C Shares. Daily Assets Government Fund also offers Universal Shares and Institutional Shares. You may obtain prospectuses describing these classes of shares from the Funds' distributor or by contacting the transfer agent. Preferred and Universal Shares are sold to institutional investors. Institutional Shares and Institutional Service Shares are sold to banks, trust companies and certain other financial institutions for their own and their customer accounts. Investor Shares are sold to retail investors and are designed to replicate a standard checking account or to be used as part of a daily sweep product. B Shares and C Shares are only available for purchase by exchange through a certain mutual fund. Each class has different fees and investment minimums.

DISTRIBUTIONS

Each Fund declares distributions from its net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund operates in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make

 MONARCH FUNDS
--------------------------------------------------------------------------------
required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

A Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

                                                                  MONARCH FUNDS
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  FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of Investor Shares of each Fund. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in a Fund (assuming the reinvestment of all distributions). This information has been audited by KPMG LLP. Each Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report for the fiscal year ended August 31, 2005, which is available upon request.

                               SELECTED DATA FOR A SINGLE SHARE
           -------------------------------------------------------------------------
                                                                                               Net
                                                                                            Assets at
           Beginning                   Net     Distributions Distributions  Ending           End of
           Net Asset     Net        Realized     From Net      From Net    Net Asset         Period
Year Ended Value Per  Investment     Gain on    Investment     Realized    Value Per Total   (000's
August 31    Share      Income     Investments    Income         Gains       Share   Return Omitted)
MONARCH DAILY ASSETS TREASURY FUND
   2005      $1.00    $  0.02/(b)/   $-/(c)/      $ (0.02)      $     -      $1.00   1.64%  $ 46,946
   2004       1.00     -/(c)/              -       -/(c)/             -       1.00   0.20%    56,217
   2003       1.00     -/(c)/              -       -/(c)/             -       1.00   0.45%    96,827
   2002       1.00       0.01         -/(c)/        (0.01)       -/(c)/       1.00   1.17%   133,758
   2001       1.00       0.04              -        (0.04)            -       1.00   4.52%   233,138
MONARCH DAILY ASSETS GOVERNMENT FUND
   2005      $1.00    $  0.02/(b)/   $     -      $ (0.02)      $     -      $1.00   1.78%  $ 62,560
   2004       1.00       0.01         -/(c)/        (0.01)            -       1.00   0.32%    64,028
   2003       1.00       0.01              -        (0.01)            -       1.00   0.64%    47,383
   2002       1.00       0.02         -/(c)/        (0.02)       -/(c)/       1.00   1.52%    58,397
   2001       1.00       0.05              -        (0.05)            -       1.00   4.68%    61,546
MONARCH DAILY ASSETS CASH FUND
   2005      $1.00    $  0.02/(b)/   $-/(c)/      $ (0.02)      $     -      $1.00   1.76%  $236,742
   2004       1.00          -/(c)/    -/(c)/       -/(c)/             -       1.00   0.32%   394,665
   2003       1.00       0.01              -        (0.01)            -       1.00   0.64%   303,389
   2002       1.00       0.01              -        (0.01)            -       1.00   1.48%   646,285
   2001       1.00       0.05              -        (0.05)            -       1.00   4.85%   791,138

   RATIOS/SUPPLEMENTAL DATA
-------------------------------
           Ratios to
      Average Net Assets
-------------------------------
                        Net
  Net       Gross    Investment
Expenses Expenses(a)   Income
 0.84%      0.97%      1.61%
 0.84%      0.89%      0.18%
 0.84%      0.90%      0.45%
 0.85%      0.87%      1.22%
 0.84%      0.84%      4.52%
 0.84%      0.87%      1.74%
 0.84%      0.86%      0.32%
 0.84%      0.89%      0.63%
 0.85%      0.85%      1.43%
 0.84%      0.84%      4.51%
 0.84%      0.91%      1.71%
 0.84%      0.87%      0.32%
 0.84%      0.86%      0.68%
 0.83%      0.83%      1.51%
 0.82%      0.82%      4.78%

/(a)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.

                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the
                  Funds' annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL  INFORMATION  ("SAI")
                                The SAI provides
   more detailed information about each Fund and is incorporated by reference, and thus is part of, this Prospectus.

                              CONTACTING THE FUNDS
 Youcan get free  copies of the Funds'  annual/semi-annual  reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                                  Monarch Funds
                                 P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8757

   The annual/semi-annual reports and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION You can also review a Fund's annual/semi-annual reports, the SAI and other information about a Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee,
                           by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov
      Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database
                         on its website at www.sec.gov.


                   Investment Company Act File No. 811-6742

                                  MONARCH FUNDS

                                 INVESTOR SHARES

                           DAILY ASSETS TREASURY FUND

                                  DAILY ASSETS
                                 GOVERNMENT FUND

                                  DAILY ASSETS
                                    CASH FUND



                                  MONARCH FUNDS
                                 P.O. BOX 446
                              PORTLAND, MAINE 04101
                                 (800) 754-8757

  JANUARY 10, 2006

PREFERRED SHARES
DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND
PROSPECTUS
                                     MONARCH
                                      FUNDS

THREE MONEY MARKET FUNDS THAT SEEK TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  TABLE OF CONTENTS

               SUMMARY                                         1
                    Investment Objectives                      1
                    Principal Investment Strategies            1
                    Principal Risks of Investing in a Fund     2
                    Portfolio Holdings                         2
               PERFORMANCE                                     3
               FEE TABLES                                      4
               MANAGEMENT                                      5
                    The Adviser                                5
                    Other Service Providers                    5
                    Fund Expenses                              5
               YOUR ACCOUNT                                    6
                    How to Contact the Funds                   6
                    General Information                        6
                    Buying Shares                              7
                    Selling Shares                             9
                    Exchange Privileges                       10
               OTHER INFORMATION                              11
                    Additional Investment Policies            11
                    Classes of Shares                         11
                    Distributions                             11
                    Taxes                                     11
                    Organization                              12
               FINANCIAL HIGHLIGHTS                           13

 MONARCH FUNDS
--------------------------------------------------------------------------------
SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

TREASURY SECURITY means a security that is issued or guaranteed by the U.S. Treasury.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This Prospectus offers Preferred Shares of three money market funds -- Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund (each a "Fund," and collectively, the "Funds"). Preferred Shares have a $10,000,000 minimum initial investment.

INVESTMENT OBJECTIVES
The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to  maintain  a stable net asset  value of $1.00 per share by:
        . Investing in a diversified portfolio of Money Market Securities
        . Investing in  securities  with  remaining  maturities  of 397 days or less
        . Maintaining  a dollar weighted average maturity of its investments of
          90 days or less

Each Fund's primary investments are:

            FUND                              PRIMARY INVESTMENTS
Daily Assets Treasury Fund   At least 80% of net assets plus borrowings invested in
                             Treasury Securities and Repurchase Agreements backed
                             by Treasury Securities
Daily Assets Government Fund At least 80% of net assets plus borrowings invested in Government  Securities and Repurchase Agreements
                             backed  by  Government Securities
Daily Assets Cash Fund       Invests in a broad  spectrum  of Money Market
                             Securities  including:
                                .  Securities issued by financial institutions,
                                   such as certificates of deposit, bankers'
                                   acceptances and time deposits
                                .  Securities issued by domestic  companies,
                                   such as commercial paper
                                .  Government Securities
                                .  Repurchase Agreements

In the event that Daily Assets Treasury Fund or Daily Assets Government Fund changes its policy described in this table regarding its primary investments, the Fund will notify shareholders at least 60 days before such change becomes effective.

With respect to Daily Assets Cash Fund, these investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
The investment adviser for the Funds (the "Adviser") continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Funds' investments. The Adviser searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of a Fund
  . The security subsequently fails to meet the Adviser's investment criteria . Funds are needed for another purpose

PRINCIPAL RISKS OF INVESTING IN A FUND

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The principal risk of a Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by a Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of a Fund's investments. Increases in interest rates may cause a decline in the value of a Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by a Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Generally, credit risk is greatest for Daily Assets Cash Fund, moderate for Daily Assets Government Fund and least for Daily Assets Treasury Fund.

MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Funds' performance per share will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolio, national and international economic conditions and general market conditions.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

 MONARCH FUNDS
--------------------------------------------------------------------------------
PERFORMANCE

The following charts and table provide some indication of the risks of investing in a Fund's Preferred Shares by showing changes in performance and investment returns from year to year. Because Daily Assets Treasury Fund's Preferred Shares have not commenced operations, the information provided below is for Daily Assets Treasury Fund's Institutional Service Shares, which are not offered in this Prospectus. The returns for Preferred Shares are expected to be different from the other class shown because of the different expenses of Preferred Shares. To obtain current yield information, call toll-free (800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total returns for the last ten full calendar years that the below referenced share classes have operated. The tables show the best and worst quarterly returns during these periods.

                                                           YEAR ENDED DECEMBER 31,
                                              1996    1997    1998    1999    2000    2001    2002    2003    2004   2005
DAILY ASSETS TREASURY FUND
(INSTITUTIONAL SERVICE SHARES)

Best Quarter:  1.53% (quarter ended 12/31/00)

Worst Quarter: 0.13% (quarter ended 6/30/04)

                                                                                [CHART]
                                                1996     1997    1998    1999    2000    2001   2002    2003    2004     2005
                                               ------  ------   ------  ------  ------  ------  ------ ------  ------  ------
                                                4.99%    5.05%   4.96%   4.57%   5.91%   3.53%  1.26%   0.64%   0.86%   2.72%
DAILY ASSETS GOVERNMENT FUND

Best Quarter:  1.00% (quarter ended 12/31/05)

Worst Quarter: 0.23% (quarter ended 6/30/04)

                                                                                [CHART]
                                                                          2002    2003     2004     2005
                                                                        ------  ------   ------    -----
                                                                         1.86%   1.16%    1.32%    3.21%
DAILY ASSETS CASH FUND

Best Quarter:  0.99% (quarter ended 12/31/05)

Worst Quarter: 0.24% (quarter ended 6/30/04)

                                                                                [CHART]
                                                                          2002    2003     2004    2005
                                                                        ------  ------   ------   -----
                                                                         1.79%   1.17%    1.29%   3.20%

The following table lists the average annual total return as of December 31, 2005.

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
DAILY ASSETS TREASURY FUND    2.72%     1.80%      3.43%        3.60%         7/12/93
DAILY ASSETS GOVERNMENT FUND  3.21%       N/A        N/A        1.99%         8/10/01
DAILY ASSETS CASH FUND        3.20%       N/A        N/A        1.96%         8/10/01

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
FEE TABLES

The following table describes the various fees and expenses that you will pay if you invest in Preferred Shares of Daily Assets Cash Fund or Daily Assets Government Fund. Fee and expenses for the Institutional Service Shares of the Daily Assets Treasury Fund are shown because Preferred Shares of Daily Assets Treasury Fund had not commenced operations at the time of this prospectus. Expenses for each Fund are based on amounts incurred for the fiscal year ended August 31, 2005. Expenses are stated as a percentage of a Fund's average net assets. There is no charge to purchase or redeem Fund shares.

ANNUAL FUND OPERATING EXPENSES                DAILY ASSETS   DAILY ASSETS   DAILY ASSETS
(expenses that are deducted from Fund assets) TREASURY FUND GOVERNMENT FUND  CASH FUND
       Management Fees                            0.03%          0.03%         0.03%
       Distribution (Rule 12b-1) Fees             None           None          None
       Other Expenses                             0.66%          0.15%         0.29%
       TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/  0.69%          0.18%         0.32%

/(a)/The administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.12% for Daily Assets Cash Fund and Daily Assets Government Fund and 0.45% for Daily Assets Treasury Fund. These waivers and reimbursements may be reduced, increased or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Preferred Shares of a Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund's Preferred Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     DAILY ASSETS TREASURY FUND     $70       $221        $384      $859
     DAILY ASSETS GOVERNMENT FUND    18         58         101       230
     DAILY ASSETS CASH FUND          33        103         180       406

 MONARCH FUNDS
--------------------------------------------------------------------------------
MANAGEMENT

Each Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information about the Board and the Trust's executive officers is in the SAI.

THE ADVISER

The investment adviser of each Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony
R. Fischer, Jr., President of the Adviser and portfolio manager of the Funds and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund. Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.


The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds is included in the Funds' annual report for the year ended August 31, 2005.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

Citigroup or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.

FUND EXPENSES

Each Fund pays for its expenses from its own assets. Expenses of Preferred Shares consist of its own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases investment performance of a Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

You may contact the Funds for an account application or for further information as follows:

            WRITE TO US AT:             ACH OR WIRE INVESTMENTS
               Monarch Funds            TO:
               P.O. Box 446                Comerica Bank
               Portland, Maine 04112       ABA #121137522
                                           FOR CREDIT TO:
            TELEPHONE US TOLL-FREE         Citigroup Fund
            AT:                            Services, LLC
               (800) 754-8757              Account # 1891488817
                                           (Name of Fund) -
                                           Preferred Shares
                                           (Your Name)
                                           (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 10). Investments are not accepted or invested by a Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time), and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday - for 2006 - January 13, February 17, April 13, May 26, July 3, September 1, October 6, November 22, November 24, December 22 and December 29) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.

If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchase, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of 4:00 p.m., Eastern Time (1:00 p.m., Pacific Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which NAV is calculated also may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, each Fund values the securities in its portfolio on an amortized cost basis.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through your financial institution, the policies and fees charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions whereby the Adviser agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

 MONARCH FUNDS
--------------------------------------------------------------------------------
BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exeption consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS Checks must be made payable on their face to "Monarch Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in Preferred Shares is $10,000,000.

ACCOUNT REQUIREMENTS

     TYPE  OF  ACCOUNT                                          REQUIREMENT
INDIVIDUAL,   SOLE PROPRIETORSHIP  AND
JOINT ACCOUNTS                                                  .Instructions  must be signed by all persons required  to
Individual accounts are owned by one person,  as are sole        sign exactly as their names  appear on the  account
proprietorship  accounts.  Joint accounts  have  two  or  more owners  (tenants)
CORPORATIONS/OTHER                                              .Submit  a certified copy of its articles of incorporation
                                                                 (a government-issued business  license or other  document that reflects the existence of the entity) and corporate resolution or secretary's certificate
TRUSTS                                                          .The trust must be established before an account can be opened
                                                                .Provide the first and signature pages from the trust document identifying the trustees

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
INVESTMENT PROCEDURES

                 HOW TO OPEN AN ACCOUNT                                     HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                    BY CHECK
..Call or write us for an account application                .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                  letter
   documents)                                               .Write your account number on your check
..Mail us your application (and other required documents)    .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                     BY WIRE
..Call or write us for an account application                .Call to notify us of your incoming wire
..Complete the application (and other required               .Instruct your U.S. financial institution to wire your
   documents) money to us
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT
..Call or write us for an account application
..Complete the application (and other required
   documents)
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Wewill   electronically   debit  the  purchase   proceeds  from  the  financial
   institution account identified on your account application

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available form third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

Each Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to any related taxes and will not be able to recoup any sales charges.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program you money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

 MONARCH FUNDS
--------------------------------------------------------------------------------

FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, a Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by the transfer agent.

                             HOW TO SELL YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number
  . [Fund name] - Preferred Shares
  . The  dollar  amount or number of shares  you want to sell
  . How and where to send the redemption proceeds
.. Obtain a signature  guarantee (if required)
.. Obtain other  documentation  (if required)
.. Mail us your request and  documentation
BY WIRE
.. Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
.. Mail us your request (see "by mail")
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact  name(s)  in which the  account is  registered
  . Additional  form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time or an earlier time if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  . Written requests to redeem $100,000 or more . Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The Transfer Agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $100,000, a Fund may ask you to increase your balance. If the account value is still below $100,000 after 60 days, a Fund may close your account and send you the proceeds.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations. (For example, if it represents more than 1% of a Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange Preferred Shares of a Fund for Preferred Shares of another series of the Trust. Not all Funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding Funds availability for exchange in your state.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                           HOW TO EXCHANGE YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number(s)
  . The names of each Fund and share class from which you are selling and into which you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
  . Open a new account and complete an account application if you are requesting different shareholder privileges
.. Obtain a signature guarantee (if  required)
.. Mail us your request and  documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number(s)
  . Exact  name(s)  in  which  account  is  registered
  . Additional form of identification

 MONARCH FUNDS
--------------------------------------------------------------------------------
  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Funds operate in accordance with Rule 2a-7 under the Investment  Company Act
of  1940.   All   restrictions   relating  to  maturity,   credit   quality  and
diversification are interpreted in accordance with that rule.

The Funds may hold cash in any amount. Each Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Funds limit these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

CLASSES OF SHARES

In addition to Preferred Shares, each Fund offers Institutional Service Shares and Investor Shares. Daily Assets Government Fund also offers Institutional Shares and Universal Shares and Daily Assets Cash Fund also offers Institutional Shares, Universal Shares, B Shares and C Shares. You may obtain prospectuses describing these classes of shares from the Funds' distributor or by contacting the transfer agent. Universal Shares are sold to institutional investors. Institutional Shares and Institutional Service Shares are sold to banks, trust companies and certain other financial institutions for their own and their customer accounts. Investor Shares are sold to retail investors and are designed to replicate a standard checking account or to be used as part of a daily sweep product. B Shares and C Shares are only available for purchase by exchange through a certain mutual fund. Each class has different fees and investment minimums.

DISTRIBUTIONS

Each Fund declares distributions from its net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund operates in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless or whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund's distributions of long-term capital gain are taxable to you as long-term capital gain (if any), regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability. A Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

 MONARCH FUNDS
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  FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of Preferred Shares of each Fund. Certain information reflects results for a single Fund share. Data for Daily Assets Treasury Fund's Institutional Service Shares are included in this table, as Preferred Shares had not commenced as of August 31, 2004. Total return in the table represents the rate an investor would have earned on an investment in Institutional Service Shares and Universal Shares of Daily Assets Treasury Fund and Preferred Shares of Daily Assets Government Fund and Daily Assets Cash Fund (assuming the reinvestment of all distributions). The information in the table has been audited by KPMG LLP. Each Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report for the fiscal year ended August 31, 2005, which is available upon request.

                                  SELECTED DATA FOR A SINGLE SHARE
             --------------------------------------------------------------------------
                                                                                                  Net
                                                                                               Assets at
             Beginning                            Distributions Distributions  Ending           End of
             Net Asset     Net       Net Realized   From Net      From Net    Net Asset         Period
Year Ended   Value Per  Investment     Gain on     Investment     Realized    Value Per Total   (000's
August 31      Share      Income     Investments     Income         Gains       Share   Return Omitted)
MONARCH DAILY ASSETS TREASURY FUND
Institutional Service Shares/(c)/
   2005        $1.00    $  0.02/(d)/   $-/(e)/       $ (0.02)         -         $1.00   2.03%   $11,876
   2004         1.00       0.01              -         (0.01)         -          1.00   0.59%    15,552
   2003         1.00       0.01              -         (0.01)         -          1.00   0.84%    35,074
   2002         1.00       0.02         -/(e)/         (0.02)         -/(e)/     1.00   1.57%    20,068
   2001         1.00       0.05              -         (0.05)         -          1.00   4.92%    50,554
MONARCH DAILY ASSETS GOVERNMENT FUND
   2005        $1.00    $  0.02/(d)/   $     -       $ (0.02)         -         $1.00   2.52%   $21,316
   2004         1.00       0.01         -/(e)/         (0.01)         -          1.00   1.04%    23,386
   2003         1.00       0.01              -         (0.01)         -          1.00   1.40%    11,549
   2002         1.00       0.02         -/(e)/         (0.02)         -/(e)/     1.00   2.25%    12,041
   2001/(f)/    1.00     -/(e)/              -        -/(e)/          -          1.00   0.22%         8
MONARCH DAILY ASSETS CASH FUND
   2005        $1.00    $  0.03/(d)/   $ (0.01)      $ (0.02)         -         $1.00   2.49%   $39,746
   2004         1.00       0.01         -/(e)/         (0.01)         -          1.00   1.04%    19,166
   2003         1.00       0.01              -         (0.01)         -          1.00   1.37%     2,979
   2002         1.00       0.02              -         (0.02)         -          1.00   2.21%    13,095
   2001/(f)/    1.00     -/(e)/              -        -/(e)/          -          1.00   0.22%         8

    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
    Average Net Assets/(a)/
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(b)/   Income
 0.45%       0.69%       1.92%
 0.45%       0.56%       0.57%
 0.45%       0.67%       0.84%
 0.45%       0.62%       1.68%
 0.45%       0.61%       4.57%
 0.12%       0.18%       2.56%
 0.12%       0.18%       1.06%
 0.11%       0.25%       1.05%
 0.12%       0.22%       2.19%
 0.12%      97.77%       3.64%
 0.12%       0.32%       2.64%
 0.12%       0.31%       1.06%
 0.12%       0.30%       1.39%
 0.12%       0.20%       1.88%
 0.12%      91.14%       3.76%

/(a)/Annualized for periods less than one year.
/(b)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(c)/On April 23, 2003, Institutional Shares were renamed Institutional Service
    Shares.
/(d)/Calculated based on average shares outstanding during the period.
/(e)/Less than $0.01 per share.
/(f)/Commenced operations on August 10, 2001.

                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the
                  Funds' annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL  INFORMATION  ("SAI")
 The SAI provides more detailed information about each Fund and is incorporated by reference, and thus is a part of, this Prospectus.

                              CONTACTING THE FUNDS
   You can get free copies of the Funds' annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                                  Monarch Funds
                                 P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8757

    The annual/semi-annual report and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

           SECURITIES AND EXCHANGE COMMISSION INFORMATION
      You can also review a Funds' annual/semi-annual reports, the SAI and other information about a Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public
 Reference Room may be obtained  by calling the SEC at (202)  551-8090.  You can get copies of this information, for a fee, by e-mailing or writing to:
   Public Reference Room Securities and Exchange Commission Washington, D.C.
                 20549-0102 E-mail address: publicinfo@sec.gov

Fund information,  including copies of the Fund's annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its website at
                                  www.sec.gov.


                   Investment Company Act File No. 811-6742



                                  MONARCH FUNDS
                                PREFERRED SHARES

                           DAILY ASSETS TREASURY FUND

                          DAILY ASSETS GOVERNMENT FUND

                             DAILY ASSETS CASH FUND




                                  MONARCH FUNDS
                                  P.O. BOX 446
                              PORTLAND, MAINE 04101
                                 (800) 754-8757

  JANUARY 10, 2006

UNIVERSAL SHARES
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND

PROSPECTUS

                                     MONARCH
                                      FUNDS

TWO MONEY MARKET FUNDS THAT SEEK TO PROVIDE HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  TABLE OF CONTENTS

               SUMMARY                                         1
                    Investment Objectives                      1
                    Principal Investment Strategies            1
                    Principal Risks of Investing in a Fund     2
                    Portfolio Holdings                         2
               PERFORMANCE                                     3
               FEE TABLES                                      4
               MANAGEMENT                                      5
                    The Adviser                                5
                    Other Service Providers                    5
                    Fund Expenses                              5
               YOUR ACCOUNT                                    6
                    How to Contact the Funds                   6
                    General Information                        6
                    Buying Shares                              7
                    Selling Shares                             9
                    Exchange Privileges                       10
               OTHER INFORMATION                              11
                    Additional Investment Policies            11
                    Classes of Shares                         11
                    Distributions                             11
                    Taxes                                     11
                    Organization                              12
               FINANCIAL HIGHLIGHTS                           13

 MONARCH FUNDS
--------------------------------------------------------------------------------
  SUMMARY

DEFINITIONS

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This  Prospectus  offers  Universal  Shares of two money  market  funds -- Daily
Assets Government Fund and Daily Assets Cash Fund (each a "Fund," and collectively, the "Funds"). Universal Shares have a $1,000,000 minimum initial investment.

INVESTMENT OBJECTIVES
The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund seeks to  maintain  a stable net asset  value of $1.00 per share by:
        . Investing in a diversified portfolio of Money Market Securities
        . Investing in securities  with  remaining  maturities  of 397 days or less
        . Maintaining a dollar weighted average maturity of its investments of 90 days or less.

Each Fund's primary investments are:

         FUND                            PRIMARY INVESTMENTS
Daily Assets Government At least 80% of net assets plus borrowings invested in
                        Government Securities and Repurchase Agreements
                         backed by Government Securities
Daily Assets Cash Fund  Invests in a broad spectrum of Money Market Securities including:
                        . Securities issued by financial institutions, such as
                            certificates of deposit, bankers' acceptances and
                            time deposits
                        .  Securities  issued  by  domestic  companies,  such as
                        commercial paper
                        . Government Securities
                        . Repurchase Agreements

In the event that Daily Assets Government Fund changes its policy described in this table regarding its primary investments, the Fund will notify shareholders at least 60 days before such change becomes effective.

With respect to Daily Assets Cash Fund, these investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
The investment adviser for the Funds (the "Adviser") continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the Funds' investments. The Adviser searches for securities that satisfy the maturity profile of a Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:
  . Revised economic forecasts or interest rate outlook requires a repositioning of a Fund
  . The security subsequently fails to meet the Adviser's investment criteria . Funds are needed for another purpose

PRINCIPAL RISKS OF INVESTING IN A FUND

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The principal risks of a Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by a Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of a Fund's investments. Increases in interest rates may cause a decline in the value of a Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by a Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. Generally, credit risk is greatest for Daily Assets Cash Fund and moderate for Daily Assets Government Fund.

MANAGEMENT RISK As with all mutual funds, the Adviser may make poor investment decisions.

MARKET RISK The Funds' performance per share will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolio, national and international economic conditions and general market conditions.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

 MONARCH FUNDS
--------------------------------------------------------------------------------
  PERFORMANCE

The following charts and table provide some indication of the risks of investing in a Fund's Universal Shares by showing changes in performance and investment returns from year to year. To obtain current yield information, call toll-free
(800) 754-8757. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total returns for the last ten full calendar years that Universal Shares have operated. The tables show the best and worst quarterly returns during these periods.

                                                          YEARS ENDED DECEMBER 31,
                                              1996    1997    1998    1999    2000    2001    2002    2003   2004   2005
DAILY ASSETS GOVERNMENT FUND
Best Quarter:  1.63% (quarter ended 12/31/00)
Worst Quarter: 0.22% (quarter ended 6/30/04)
                                                                                        [CHART]
                                              1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
                                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                              5.44%   5.56%   5.49%   5.06%   6.35%   4.05%   1.78%   1.05%   1.24%  3.13%
DAILY ASSETS CASH FUND
Best Quarter:  1.65% (quarter ended 12/31/00)
Worst Quarter: 0.22% (quarter ended 6/30/04)
                                                                                        [CHART]
                                              1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
                                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                              5.36%   5.56%   5.55%   5.17%   6.41%   4.19%   1.71%   1.09%   1.21%  3.12%

The following table lists the average annual total return as of December 31, 2005.

                             ONE YEAR FIVE YEARS TEN YEARS SINCE INCEPTION INCEPTION DATE
DAILY ASSETS GOVERNMENT FUND  3.13%     2.24%     3.90%        4.03%         10/29/92
DAILY ASSETS CASH FUND        3.12%     2.26%     3.92%        4.06%          12/1/92

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  FEE TABLES

The following table describes the various fees and expenses that you will pay if you invest in Universal Shares of a Fund. Expenses for each Fund are based on amounts incurred for the fiscal year ended August 31, 2005. Expenses are stated as a percentage of Fund's average net assets. There is no charge to purchase or redeem Fund shares.

   ANNUAL FUND OPERATING EXPENSES                 DAILY ASSETS   DAILY ASSETS
   (expenses that are deducted from Fund assets) GOVERNMENT FUND  CASH FUND
          Management Fees                             0.04%         0.03%
          Distribution (Rule 12b-1) Fees              None          None
          Other Expenses                              0.21%         0.31%
          TOTAL ANNUAL FUND OPERATING EXPENSES/(A)/   0.25%         0.34%

/(a)/The administrator and transfer agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.20% for each Fund. These waivers and reimbursements may be reduced, increased or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in Universal Shares of a Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund's Universal Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
     DAILY ASSETS GOVERNMENT FUND   $26       $ 80        $141      $318
     DAILY ASSETS CASH FUND          35        109         191       431

 MONARCH FUNDS
--------------------------------------------------------------------------------
  MANAGEMENT

Each Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information about the Board and the Trust's executive officers is in the SAI.

THE ADVISER

The investment adviser of each Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony
R. Fischer, Jr., President of the Adviser and portfolio manager of the Funds and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages two other money market funds. Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.


The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds is included in the Funds' annual report for the year ended August 31, 2005.

OTHER SERVICE PROVIDERS

Citigroup Fund Services LLC, ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's distributor in connection with the offering of that Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

Citigroup or the Adviser may compensate banks, broker-dealers, other financial institutions or other service providers for various services out of its own assets and not as an additional charge to the Funds.

FUND EXPENSES

Each Fund pays for its expenses from its own assets. Expenses of Universal Shares consist of its own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases investment performance of a Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
  YOUR ACCOUNT

HOW TO CONTACT THE FUNDS

You may contact the Funds for an account application or for further information as follows:

            WRITE TO US AT:             ACH OR WIRE INVESTMENTS
               Monarch Funds            TO:
               P.O. Box 446                Comerica Bank
               Portland, Maine 04112       ABA #121137522
                                           FOR CREDIT TO:
            TELEPHONE US TOLL-FREE         Citigroup Fund
            AT:                            Services, LLC
               (800) 754-8757              Account # 1891488817
                                           (Name of Fund) -
                                           Universal Shares
                                           (Your Name)
                                           (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 7 through 10). Investments are not accepted or invested by a Fund during the period before the receipt of Funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day of purchase if the order is received in proper form by the transfer agent by 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time), and payment is received the same day.

On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday-for 2006-January 13, February 17, April 13, May 26, July 3, September 1, October 6, November 22, November 24, December 22 and December 29) (an "Early Close"), the Trust may advance the time by which the transfer agent must receive completed purchase and redemption orders.

If you purchase shares directly from a Fund, you will receive monthly statements with details of all purchases, redemption and other activity in your account during that period. You should verify the accuracy of all transactions in your account as soon as you receive your statements. Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The time at which NAV is calculated may also change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, each Fund values the securities in its portfolio on an amortized cost basis.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through your financial institution, the policies and fees charged by that institution may be different than those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions whereby the Adviser agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

 MONARCH FUNDS
--------------------------------------------------------------------------------
BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS Checks must be made payable on their face to "Monarch Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The minimum initial investment in Universal Shares is $1,000,000.

ACCOUNT REQUIREMENTS

  TYPE  OF  ACCOUNT                                        REQUIREMENT
INDIVIDUAL,   SOLE PROPRIETORSHIP  AND
JOINT ACCOUNTS                                             .Instructions  must be signed by all persons required
Individual accounts are owned by one person, as are sole    to sign exactly as their names  appear on the  account
proprietorship  accounts.  Joint accounts  have  two  or
more  owners  (tenants)
CORPORATIONS/OTHER                                         .Submit  a certified copy of its articles of incorporation
                                                            (a government-issued  business  license or other  document that reflects
                                                            the existence   of   the entity) and corporate resolution or secretary's
                                                            certificate
TRUSTS                                                     .The trust must be established before an account can be opened
                                                           .Provide the first and signature pages from the trust document identifying the trustees

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a statement or write us a
..Complete the application (and other required                      letter
   documents)                                                   .Write your account number on your check
..Mail us your application (and other required documents)        .Mail us the slip (or your letter) and the check
   and a check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required                   .Instruct your U.S. financial institution to wire your
   documents) money to us
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Instruct your U.S. financial institution to wire your
   money to us
BY ACH PAYMENT
..Call or write us for an account application
..Complete the application (and other required
   documents)
..Call us to fax the completed application (and other
   required documents) and we will assign you an account
   number
..Mail us your original application (and other required
   documents)
..Wewill   electronically   debit  your  purchase  proceeds  from  the  financial
   institution account identified on your account application

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available form third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

Each Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the net asset value next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to any related taxes and will not be able to recoup any sales charges.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program you money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

 MONARCH FUNDS
--------------------------------------------------------------------------------
FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a Fund's shares generally do not present risks to other shareholders of the Fund, the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or by an ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund, the transfer agent or distributor and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.

SELLING SHARES

Generally, a Fund will send redemption proceeds to you immediately after receiving your redemption request in proper form. Shares are not entitled to receive distributions declared on or after the day on which a redemption order is accepted by the transfer agent.

                             HOW TO SELL YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number
  . [Fund name] - Universal Shares
  . The  dollar  amount or number of shares  you want to sell
  . How and where to   send the redemption proceeds
.. Obtain a signature  guarantee (if required)
.. Obtain other  documentation  (if required)
.. Mail us your request and  documentation
BY WIRE
.. Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
.. Mail us your request (See "By Mail")
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact  name(s)  in which the  account is  registered
  . Additional form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000. If the transfer agent receives your wire redemption order after 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time or an earlier time if there is an Early Close), the transfer agent will wire proceeds to you on the next Fund Business Day.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You will be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  . Written requests to redeem $100,000 or more . Changes to a shareholder's record name
  . Redemptions from an account for which the address or account registration has changed within the last 30 days
  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $100,000, a Fund may ask you to increase your balance. If the account value is still below $100,000 after 60 days, a Fund may close your account and send you the proceeds.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations. (For example, if it represents more than 1% of a Fund's assets.)

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange Universal Shares of a Fund for Universal Shares of another series of the Trust. Not all Funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding Funds availability for exchange in your state.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                           HOW TO EXCHANGE YOUR SHARES
BY MAIL
.. Prepare a written request  including:
  . Your name(s) and  signature(s)
  . Your account number(s)
  . The names of each Fund and share class from which you are selling and into which you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
  . Open a new account and complete an account application if you are requesting different shareholder privileges
.. Obtain a signature guarantee (if  required)
.. Mail us your request and  documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number(s)
  . Exact  name(s)  in  which  account  is  registered
  . Additional  form  of identification

 MONARCH FUNDS
--------------------------------------------------------------------------------
  OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Funds operate in accordance with Rule 2a-7 under the Investment  Company Act
of  1940.   All   restrictions   relating  to  maturity,   credit   quality  and
diversification are interpreted in accordance with that rule.

The Funds may hold cash in any amount. Each Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Funds limit these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

CLASSES OF SHARES

In addition to Universal Shares, each Fund offers Preferred Shares, Investor Shares, Institutional Shares and Institutional Service Shares. Daily Assets Cash also offers B Shares and C Shares. You may obtain prospectuses describing these classes of shares from the Funds' distributor or by contacting the transfer agent. Preferred Shares are sold to institutional investors. Institutional Shares and Institutional Service Shares are sold to banks, trust companies and certain other financial institutions for their own and their customer accounts. Investor Shares are sold to retail investors and are designed to replicate a standard checking account or to be used as part of a daily sweep product. B Shares and C Shares are only available for purchase by exchange through a certain mutual fund. Each class has different fees and investment minimums.

DISTRIBUTIONS

Each Fund declares distributions from its net investment income daily and pays those distributions monthly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund operates in a manner such that will not make it liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. A Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

Distributions of capital gain and the Fund's distribution of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make

                                                                  MONARCH FUNDS
--------------------------------------------------------------------------------
required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

A Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Massachusetts business trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

 MONARCH FUNDS
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of Universal Shares of each Fund. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in a Fund (assuming the reinvestment of all distributions). This information has been audited by KPMG LLP. Each Fund's financial statements and independent registered public accounting firm's report are included in the Annual Report for the fiscal year ended August 31, 2005, which is available upon request.

                               SELECTED DATA FOR A SINGLE SHARE
           -------------------------------------------------------------------------
                                                                                               Net
                                                                                            Assets at
           Beginning                           Distributions Distributions  Ending           End of
           Net Asset    Net       Net Realized   From Net      From Net    Net Asset         Period
Year Ended Value Per Investment     Gain on     Investment     Realized    Value Per Total   (000's
August 31    Share     Income     Investments     Income         Gains       Share   Return Omitted)
MONARCH DAILY ASSETS GOVERNMENT FUND
   2005      $1.00     $0.02/(b)/      -          $(0.02)          -         $1.00   2.43%  $ 24,779
   2004       1.00      0.01           -/(c)/      (0.01)          -          1.00   0.96%   113,881
   2003       1.00      0.01           -           (0.01)          -          1.00   1.29%   114,173
   2002       1.00      0.02           -/(c)/      (0.02)          -/(c)/     1.00   2.17%    81,426
   2001       1.00      0.05           -           (0.05)          -          1.00   5.34%   164,500
MONARCH DAILY ASSETS CASH FUND
   2005       1.00      0.02/(b)/      -/(c)/      (0.02)          -          1.00   2.41%    39,274
   2004       1.00      0.01           -/(c)/      (0.01)          -          1.00   0.96%    35,892
   2003       1.00      0.01           -           (0.01)          -          1.00   1.29%   104,842
   2002       1.00      0.02           -           (0.02)          -          1.00   2.12%    46,833
   2001       1.00      0.05           -           (0.05)          -          1.00   5.49%    37,236

    RATIOS/SUPPLEMENTAL DATA
--------------------------------
           Ratios to
       Average Net Assets
--------------------------------
                          Net
  Net       Gross      Investment
Expenses Expenses/(a)/   Income
 0.20%      0.25%        2.12%
 0.20%      0.26%        0.95%
 0.20%      0.28%        1.26%
 0.21%      0.25%        2.17%
 0.20%      0.23%        5.29%
 0.20%      0.34%        2.32%
 0.20%      0.27%        0.94%
 0.20%      0.28%        1.24%
 0.21%      0.25%        2.03%
 0.20%      0.24%        5.68%

/(a)/Reflects the expense ratio excluding any waivers and/or reimbursements. /(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.

                              FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the
                  Funds' annual/semi-annual reports to shareholders.

                  STATEMENT OF ADDITIONAL  INFORMATION  ("SAI")
 The SAI provides more detailed information about each Fund and is incorporated by reference, and thus is a part of, this Prospectus.

                              CONTACTING THE FUNDS
 Youcan get free  copies of the Funds'  annual/semi-annual  reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:


                                  Monarch Funds
                                 P.O. Box 446
                              Portland, Maine 04112
                                 (800) 754-8757

      The annual/semi-annual reports and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

                SECURITIES  AND  EXCHANGE  COMMISSION  INFORMATION
   You can also review a Fund's annual/semi-annual reports, the SAI and other information about a Fund at the Public Reference Room of the Securities and
          Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at
      (202) 551-8090. You can get copies of this information, for a fee, by
                            e-mailing or writing to:


                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov
    Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database
                         on its website at www.sec.gov.



                   Investment Company Act File No. 811-6742



                                     MONARCH
                                      FUNDS

                                UNIVERSAL SHARES

                                  DAILY ASSETS
                                 GOVERNMENT FUND

                                  DAILY ASSETS
                                    CASH FUND





                                  MONARCH FUNDS
                                 P.O. BOX 446
                              PORTLAND, MAINE 04101
                                 (800) 754-8757

[LOGO]

Henderson

Global Investors





                                                                      prospectus

                                                         January 10, 2006







Daily Assets Cash Fund

       Investor Shares

              B Shares

              C Shares





As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

DAILY ASSETS CASH FUND







                                                                JANUARY 10, 2006





                                                                INVESTOR SHARES

                                                                        B SHARES

                                                                        C SHARES



PROSPECTUS



THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION about the investment objective,

strategies and risks of the Daily Assets Cash Fund (the "Fund") that you should know before you invest in it. Please read it carefully and keep it with your investment records. The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund is a separate series of Monarch Funds.

TABLE OF CONTENTS





FUND SUMMARY ...........................................................    5

Investment Objective ...................................................    5

Principal Investment Strategies ........................................    5

Principal Risks of Investing in the Fund ...............................    6

Portfolio Holdings .....................................................    6

PERFORMANCE INFORMATION ................................................    7

FEES AND EXPENSES SUMMARY ..............................................    8

Shareholder Fees .......................................................    8

Annual Fund Operating Expenses .........................................    8

Example of Expenses ....................................................    9

MANAGEMENT OF THE FUND .................................................   10

The Adviser ............................................................   10

Other Service Providers ................................................   10

Fund Expenses ..........................................................   10

DESCRIPTION OF SHARE CLASSES ...........................................   11

Applicable Sales Charge - B Shares .....................................   12

Applicable Sales Charge - C Shares .....................................   12

Contingent Deferred Sales Charge .......................................   13

Distribution and Service Fees ..........................................   14

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ............................   15

General Information ....................................................   15

How to Purchase Shares .................................................   16

Opening Your Account ...................................................   17

Adding to Your Account .................................................   17

How to Exchange Shares .................................................   17

How to Redeem Shares ...................................................   18

Other Considerations ...................................................   20

INVESTOR SERVICES AND PROGRAMS .........................................   22

Distribution Options ...................................................   22

Purchase and Redemption Programs .......................................   22

OTHER INFORMATION ......................................................   24

Additional Investment Policies .........................................   24

Distributions ..........................................................   24

Tax Considerations .....................................................   24

Provision of Annual and Semi-Annual Reports and Prospectuses ...........   25

FINANCIAL HIGHLIGHTS ...................................................   26







See Back Cover for Additional Information

                                                                  FUND SUMMARY



FUND SUMMARY



===============================================================================

Definitions



Money Market Security means a high credit quality, short-term, U.S. dollar denominated debt security.



Government Security means a security that is issued or guaranteed by the U.S.

Government, its agencies or instrumentalities.



Repurchase Agreement means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.



===============================================================================



This Prospectus offers Investor Shares, B Shares and C Shares of Daily Assets

Cash Fund (the "Fund"). Each share class has a $500 minimum initial investment.

Investor Shares are available for purchase by exchange from the Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by

Henderson at its sole discretion. You cannot purchase B Shares and C Shares directly.



INVESTMENT OBJECTIVE



The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



PRINCIPAL INVESTMENT STRATEGIES



The Fund seeks to maintain a stable net asset value of $1.00 per share by:



     o    Investing in a diversified portfolio of Money Market Securities



     o    Investing in securities with remaining maturities of 397 days or less



     o    Maintaining a dollar weighted average maturity of its investments of

          90 days or less



The Fund invests primarily in a broad spectrum of Money Market Securities including:



     o    Securities issued by financial institutions, such as certificates of deposit, bankers' acceptances and time deposits



     o    Securities issued by domestic companies, such as commercial paper



     o    Government Securities



     o    Repurchase Agreements



These investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage

Corporation, the Federal National Mortgage Association, and the Federal Home

Loan Bank. Although these issuers are chartered or sponsored by Acts of

Congress, their securities are neither insured nor guaranteed by the United

States Treasury.



The investment adviser for the Fund (the "Adviser") continuously monitors economic factors such as interest rate outlooks, and technical factors, such as prevailing interest rates and Federal Reserve policy, to determine an appropriate maturity profile for the

FUND SUMMARY



Fund's investments. The Adviser searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.



The Adviser may sell a security if:



     o    Revised economic forecasts or interest rate outlook requires a repositioning of the Fund



     o    The security subsequently fails to meet the Adviser's investment criteria



     o    Funds are needed for another purpose



PRINCIPAL RISKS OF INVESTING IN THE FUND



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at

$1.00 per share, it is possible to lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.



The principal risks of the Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by the Fund and, therefore, cause a change in the Fund's $1.00 per share value.

These risks also can result in lower investment performance.



INTEREST RATE RISK Interest rates affect the value of the Fund's investments.

Increases in interest rates may cause a decline in the value of the Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.



CREDIT RISK The value of a security held by the Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage

Corporation, the Federal National Mortgage Association, and the Federal Home

Loan Bank. Although these issuers are chartered or sponsored by Acts of

Congress, their securities are neither insured nor guaranteed by the United

States Treasury.



MANAGEMENT RISK As with all mutual funds, the securities selected by the Adviser may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.



MARKET RISK The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.




PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the

Statement of Additional Information ("SAI").

                                                         PERFORMANCE INFORMATION



PERFORMANCE INFORMATION



The following chart and table provides some indication of the risks of investing in the Fund's Investor, B and C Shares by showing changes in performance and investment returns from year to year and how the investment returns compare to a broad measure of market performance. The performance of Investor Shares does not reflect the annual operating expenses for the B and C Shares, which are higher than those of Investor Shares. B Shares and C Shares would have lower annual returns than those of the Investor Shares because B and C Shares charge higher distribution fees than Investor Shares. Past performance does not necessarily indicate future results.



The following chart shows the annual total returns for each full calendar year that the Fund's Investor, B and C Shares have operated. The table shows the best and worst quarterly returns during these periods.





------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,



                                         1996   1997    1998   1999    2000    2001    2002    2003    2004   2005

==================================================================================================================




DAILY ASSETS CASH FUND

(INVESTOR SHARES)




Best

Quarter: 1.49%

(quarter ended 12/31/00)                 4.78%  4.90%   4.87%  4.49%   5.75%   3.55%   1.07%   0.44%   0.56%   2.46%




Worst

Quarter: 0.06%

(quarter ended 6/30/04)





                                                                               7



DAILY ASSETS CASH FUND

(B SHARES)


                                           1996   1997    1998   1999    2000    2001    2002    2003    2004   2005

Best

Quarter: 0.61%

(quarter ended 12/31/05)                                                                                       1.64%




Worst

Quarter: 0.22%

(quarter ended 12/31/05)


DAILY ASSETS CASH FUND

(C SHARES)


                                           1996   1997    1998   1999    2000    2001    2002    2003    2004   2005

Best

Quarter: 0.61%

(quarter ended 12/31/05)                                                                                       1.65%




Worst

Quarter: 0.22%

(quarter ended 12/31/05)





DAILY ASSETS CASH FUND (INVESTOR, B AND C SHARES)


The following table lists the average annual total returns of the Fund's

Investor, B and C Shares for the periods ended December 31, 2005.






------------------------------------------------------------------------------------------------------------------

                                 ONE YEAR         FIVE YEARS        TEN YEARS    SINCE INCEPTION    INCEPTION DATE
   Investor Shares                 2.46%             1.61%            3.27%            3.38%            7/16/95
   B Shares                        1.64%              N/A              N/A             1.53%           11/22/04
   C Shares                        1.65%              N/A              N/A             1.52%           11/17/04

==================================================================================================================




To obtain current yield information, call toll-free 866.343.6337.

FEES AND EXPENSES SUMMARY



FEES AND EXPENSES SUMMARY



The following tables describe the various fees and expenses that you will pay if you invest in Investor Shares, B Shares or C Shares of the Fund.



Expenses are stated as a percentage of the Fund's average net assets.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)







------------------------------------------------------------------------------------------------------------------

                                                                        INVESTOR

                                                               SHARES           B SHARES         C SHARES

==================================================================================================================


Maximum Sales Charge (Load) Imposed on Purchases

(as a percentage of the Offering Price)                         None              None             None

------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load) Imposed on

Redemptions (as a percentage of the Offering Price)             None            5.00% (b)        1.00% (c)

------------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on

Reinvested Distributions                                        None              None             None

------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------------------------------------------------

                                                                        INVESTOR

                                                               SHARES           B SHARES         C SHARES

==================================================================================================================

Management Fees(d)                                              0.03%             0.03%            0.03%

------------------------------------------------------------------------------------------------------------------

Distribution and/or Service (12b-1) Fees                        0.25%             0.75%            0.75%

------------------------------------------------------------------------------------------------------------------

Other Expenses(e)                                               0.63%            161.04%          157.60%

------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(f)                         0.91%            161.82%          158.38%

------------------------------------------------------------------------------------------------------------------





(a) Certain dealers and financial intermediaries may charge a fee to process a purchase or sale of shares.


(b) The contingent deferred sales charge ("CDSC") payable upon redemption of B

     Shares declines over time. Please see "Description of Share Classes -

     Contingent Deferred Sales Charge" for this schedule.


(c) A CDSC of up to 1% may be imposed on certain redemptions of C Shares. The

     CDSC applies to redemptions of C Shares within 12 months of your original purchase of a Henderson Global Fund.


(d) Management fees will decrease on a breakpoint schedule as assets increase.

     Please see "Management of the Fund" for the breakpoints.


(e) Other expenses include shareholder services fees of 0.20%, with respect to

     Investor Shares and 0.25% with respect to B Shares and C Shares and are based on estimated amounts for the current fiscal year.


(f) Henderson Global Investors (North America), Inc. has contractually agreed to waive certain fees and reimburse expenses in order to limit Total Annual

     Fund Operating Expenses to 1.65% for B Shares and C Shares. In addition,

     Henderson has contractually agreed to waive certain fees and reimburse expenses with respect to Investor Shares. Henderson's waivers and reimbursements may be reduced, increased, or eliminated only with the consent of the Fund's administrator. The Fund's administrator and shareholder service agent have voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.84% for Investor Shares. In addition, the Fund's administrator and shareholder service agent have voluntarily agreed to waive certain fees and reimburse expenses with respect to B Shares and C Shares. These waivers and reimbursements may be reduced, increased, or eliminated at any time. The

     Distributor has agreed to voluntarily waive fees, with respect to B Shares and C Shares, when necessary to keep the Fund's yield above 0.00%. This agreement may be modified or discontinued at any time.

                                                     FEES AND EXPENSES SUMMARY



EXAMPLE OF EXPENSES



The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in one of the Fund's classes and then redeem all of your shares at the end of those periods (paying the relevant contingent deferred sales charge for B Shares and C Shares). The example also assumes that your investment has a 5% annual return, that the Fund's total annual operating expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower,

under these assumptions your costs would be:






==================================================================================================================

                                                       INVESTOR SHARES         B SHARES          C SHARES

------------------------------------------------------------------------------------------------------------------

1 YEAR                                                           $ 93           $   168          $   168

------------------------------------------------------------------------------------------------------------------

3 YEARS                                                           290               520              520

------------------------------------------------------------------------------------------------------------------

5 YEARS                                                           504               897              897

------------------------------------------------------------------------------------------------------------------

10 YEARS                                                        1,120             1,955            1,955

------------------------------------------------------------------------------------------------------------------




You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:








==================================================================================================================

                                                       INVESTOR SHARES         B SHARES          C SHARES

------------------------------------------------------------------------------------------------------------------

1 YEAR                                                        $    93           $   168          $   168

------------------------------------------------------------------------------------------------------------------

3 YEARS                                                           290               520              520

------------------------------------------------------------------------------------------------------------------

5 YEARS                                                           504               897              897

------------------------------------------------------------------------------------------------------------------

10 YEARS                                                        1,120             1,955            1,955

------------------------------------------------------------------------------------------------------------------




MANAGEMENT OF THE FUND



MANAGEMENT OF THE FUND



The Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board and the

Trust's executive officers may be found in the Statement of Additional

Information ("SAI").



THE ADVISER





The investment adviser of the Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA

90210. The Adviser is a privately owned company controlled by Anthony R.

Fischer, Jr., President of the Adviser and portfolio manager of the Fund and

Jack J. Singer, Chief Executive Officer of the Adviser.  The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds.  Messrs. Fischer and Singer obtained control of the Adviser on January 1, 2006.




The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Fund and two other money market funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.



A discussion summarizing the basis on which the Board approved the Investment

Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund's annual report for the year ended August 31, 2005.



OTHER SERVICE PROVIDERS



Citigroup Fund Services, LLC ("Citigroup"), provides certain administration and portfolio accounting services to the Fund. Citigroup and other entities acting on behalf of the Fund also provide transfer agency services to the Fund

(referred to herein as the "Transfer Agent").



Foreside Fund Services, LLC the Trust's principal underwriter (the

"Distributor") acts as the Trust's distributor in connection with the offering of Fund Shares. The Distributor may enter into arrangements with banks,

broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares. The Distributor is not affiliated with Citigroup or its affiliated companies.



FUND EXPENSES



The Fund pays for its own expenses. Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the

Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's performance and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                   DESCRIPTION OF SHARE CLASSES



DESCRIPTION OF SHARE CLASSES



The Fund offers Investor Shares, B Shares and C Shares through this prospectus.

Investor Shares are available for purchase by exchange from Class A shares of a

Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by

Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly. The share classes have different levels of ongoing operating expenses,

as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the

Classes of shares:



INVESTOR SHARES



     o Shares do not convert to another Class.



     o Lower annual expenses than B Shares and C Shares.



     o    Investor Shares pay distribution and service fees up to a maximum of

          0.45% of net assets annually.



     o    No CDSC.



B SHARES



     o Higher annual expenses than Investor Shares.



     o A CDSC on shares you sell within six years of purchase.



     o    Automatic conversion to Investor Shares approximately eight years after issuance, thus reducing future annual expenses.



     o    B Shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.



     o CDSC is waived for certain types of redemptions.



C SHARES



     o    A 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter.



     o Shares do not convert to another Class.



     o Higher annual expenses than Investor Shares.



     o    C Shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.



     o CDSC is waived for certain types of redemptions.



Factors you should consider in choosing a Class of shares include:



     o    How long you expect to own the shares;



     o    How much you intend to invest;



     o    Total expenses associated with owning shares of each Class;



     o    Whether you qualify for any reduction or waiver of sales charges;



     o    Whether you plan to take any distributions in the near future;



     o    Availability of share Classes; and

DESCRIPTION OF SHARE CLASSES



     o How share Classes affect payments to your financial adviser.



Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share Class is best for you.



Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that apply to B Shares and

C Shares.



If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.



APPLICABLE SALES CHARGE - B SHARES



A CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for B Shares is set forth under

"Contingent Deferred Sales Charge."



If you exchange B Shares of the Fund for Class B shares of a Henderson Global

Fund, or vice versa, your holding period will be calculated from the time of your original purchase of the shares and will include the time that shares are held in the Fund.



CONVERSION FEATURE - B SHARES



     o    B Shares of the Fund automatically convert to Investor Shares of the

          Fund eight years after you originally acquired such shares from a

          Henderson Global Fund. See the CDSC Aging Schedule under "Contingent

          Deferred Sales Charge."



     o    After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Investor Shares, which will increase your investment return compared to the B Shares.



     o    You will not pay any sales charge or fees when your shares convert,

          nor will the transaction be subject to any tax.



     o    The dollar value of Investor Shares you receive will equal the dollar value of the B Shares converted.



The Board of Trustees may suspend the automatic conversion of B shares to

Investor Shares for legal reasons or due to the exercise of its fiduciary duty.



APPLICABLE SALES CHARGE - C SHARES



A 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.



If you exchange C Shares of the Fund for Class C shares of a Henderson Global

Fund, or vice versa, your holding period will be calculated from the time of your original purchase of the shares and will include the time that shares are held in the Fund.

                                                   DESCRIPTION OF SHARE CLASSES



CONTINGENT DEFERRED SALES

CHARGE (CDSC)



You pay a CDSC when you redeem:



     o    B Shares within six years of purchase; or



     o C Shares within twelve months of purchase.



The CDSC payable upon redemption of C Shares is 1.00%. The CDSC schedule for B

Shares is set forth as follows:



YEARS SINCE PURCHASE                                                 CDSC



First................................................................5.00%

Second...............................................................4.00%

Third................................................................4.00%

Fourth...............................................................3.00%

Fifth................................................................2.00%

Sixth................................................................1.00%

Seventh and thereafter...............................................0.00%



The CDSC is calculated based on the original NAV at the time of your original investment in a Henderson Global Fund. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B shares or Class C shares of a Henderson Global Fund which you may have exchanged for B or C Shares of the Fund.



You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on



shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of a Henderson Global Fund from the date you acquired the original shares of the other Fund and will include the time that shares are held in the Fund.



For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After two years elapse, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000; 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).



CDSC WAIVERS



The Fund will waive the CDSC payable upon redemptions of shares for:



     o    death or disability (as defined in Section 72(m)(7) of the Internal

          Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

DESCRIPTION OF SHARE CLASSES



     o    benefit payments under retirement plans in connection with loans,

          hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans




     o    minimum required distributions made from an individual retirement account ("IRA") or other retirement plan account after you reach age

          701/2, limited to 10% annually of the value of your account, measured at the time you set up the plan




     o    withdrawals under the Fund's systematic withdrawal plan, limited to

          10% annually of the value of your account, measured at the time you set up the plan



To be entitled to a CDSC waiver, you must ask for the waiver at the time of redemption.



CDSC AGING SCHEDULE



As discussed above, certain investments in B Shares and C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.



Purchases of B Shares or C Shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.



No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.



The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.




Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.




DISTRIBUTION AND SERVICE FEES



The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of Investor Shares and 0.75%

of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Agreement under which the Fund pays the administrator 0.20% of the average daily net assets of Investor Shares and 0.25%

of the average daily net assets of each of B Shares and C Shares for the servicing of shareholder accounts. Because Investor Shares, B Shares and C

Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service

Agreement to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Investor Shares, B Shares and C Shares including Henderson.

                                    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



You may purchase, exchange and redeem Investor Shares, B Shares and C Shares of the Fund in the manner described below. Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson

Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."



GENERAL INFORMATION



Your purchase or redemption order will be calculated at the net asset value per share ("NAV") next calculated, after the deduction of any applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:



     o    shareholder services' close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee)

          received your order by the valuation time; or



     o    the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to shareholder services.



The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee. Investments are not accepted or invested by the Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").



Shares become entitled to receive distributions on the day following purchase if the order is received in proper form by 4:00 p.m. Eastern Time, and payment is received the same day.




On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday - for 2006 -January 13, February 17, April 13, May 26, July 3, September

1, October 6, November 22, November 24, December 22 and December 29), the Trust

may advance the time by which completed purchase and redemption orders must be received.



WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of 1:00 p.m.,

Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed

("Fund Business Days"). The time at which an NAV is calculated may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, the

Fund values the securities in its portfolio on an

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



amortized cost basis. The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the New York Stock Exchange

("NYSE") or Federal Reserve Bank are closed.



TRANSACTIONS THROUGH THIRD PARTIES If you invest through a financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.



The Adviser may enter into arrangements with financial institutions whereby the

Adviser agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.



HOW TO PURCHASE SHARES



INITIAL PURCHASE



INVESTMENT MINIMUMS:







                                                                             MINIMUM TO OPEN      MINIMUM

TYPE OF ACCOUNT                                                                AN ACCOUNT*        BALANCE

------------------------------------------------------------------------------------------------------------------


Regular                                                                            $500             $500

------------------------------------------------------------------------------------------------------------------

IRA and Roth IRA                                                                   $500             $500

------------------------------------------------------------------------------------------------------------------

Coverdell Education Savings Account (Educational IRA)                              $500             $500

------------------------------------------------------------------------------------------------------------------

Automatic Investment Plan                                                          $500             $500

------------------------------------------------------------------------------------------------------------------






*   Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase from an exchange of the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion.



The Fund requires that you maintain a minimum account balance as listed above.

If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may avoid this by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund. The Fund reserves the right to liquidate your account regardless of size. The Fund also reserves the right to waive any investment minimum.

                                    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



OPENING YOUR ACCOUNT



Investor Shares are available for purchase by exchange from Class A shares of a

Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase from an exchange of the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You can open a new account in any of the following ways:



     o    FINANCIAL ADVISER. You can establish an account by having your financial adviser process your exchange.



     o    Current shareholders may open a new identically registered account by:



     o    TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from a

          Henderson Fund account to establish a new account.



     o    WIRE. Call 866.343.6337 to arrange for this transaction:


          State Street Bank and Trust Company Attn: Mutual Funds

          Boston, MA 02110

          ABA # 0110-0002-8

          Attn: Henderson Global Funds

          Deposit DDA #9905-541-0

          FBO: (please specify the Fund name, account number and name(s) on account)



Generally, the Fund does not accept investments from non-U.S. residents.





ADDING TO YOUR ACCOUNT



     o    Investor Shares are available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by

          Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson

          Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly.



HOW TO EXCHANGE SHARES



You may exchange your Fund shares for shares of the Henderson Global Funds. For a list of funds available for exchange, you may call the Transfer Agent. Not all funds or classes available for exchange may be available for purchase in your state. Check with the Transfer Agent regarding funds and classes availability for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences.



You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



You can exchange your shares for shares of the same class of certain Henderson

Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank are closed.



HOW TO REDEEM SHARES



You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.



The Fund declares dividends daily and makes payments on the last business day of each month. Shareholders that redeem their shares prior to month end will only receive the value of their account at the time of redemption. Any accrued dividends earned will be paid on the last business day of the month.



The Fund will not be available for redemptions to or from the Henderson Global

Funds on any day when either the NYSE or Federal Reserve Bank are closed. Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the

Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.



You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

                                    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



REDEEMING THROUGH YOUR FINANCIAL ADVISER



You can request your financial adviser to process a redemption on your behalf.

Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.



REDEEMING DIRECTLY THROUGH

SHAREHOLDER SERVICES



     o    BY TELEPHONE. You can call shareholder services at 866.343.6337 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.



     o    BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of the Fund, your account number and the number of shares or dollar amount to be sold. Mail to:



REGULAR MAIL



          Henderson Global Funds

          PO Box 8391

          Boston, MA 02266-8391



OVERNIGHT MAIL



          Boston Financial Data Services

          c/o Henderson Global Funds

          66 Brooks Drive, Suite 8391

          Braintree, MA 02184

          866.343.6337



     o    BY WIRE. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application.



Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.



SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION



Your signature may need to be guaranteed by an eligible bank, broker, dealer,

credit union, national securities exchange, registered securities association,

clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A

SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:



     o    You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on

          Death) beneficiary



     o    You want to redeem more than $200,000 in shares



     o    You want your redemption check mailed to an address other than the address on your account registration



     o    Your address of record was changed within the past 30 days

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



     o    You want the check made payable to someone other than the account owner


     o    You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account


     o    You may want your redemption proceeds wired to an account other than your account of record


     o    Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)



OTHER CONSIDERATIONS


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and

exchanges should be made for investment purposes only. The Fund does not accept third party checks, money orders, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.


An exchange request involves either a request to purchase or redeem shares of the Fund. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.



CUSTOMER IDENTITY VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.


If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your exchange will be rejected. If your exchange is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.


The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



The Fund may delegate some or all of its responsibilities with respect to customer identification to third party service providers. Shares of the Fund are only available for purchase by exchange from shares of a Henderson Global Fund and any such customer identification will be conducted by the Henderson Global

Fund at the time the account is initially established.



The Fund may reject your exchange under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.



ANTI-MONEY LAUNDERING PROGRAM. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law.

The Trust has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii)

involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the

Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.



FREQUENT PURCHASES Since each Fund is a money market fund that is generally not designed for long-term investing and frequent purchases and redemptions of a

Fund's shares generally do not present risks to other shareholders of the Fund,

the Trustees have determined that, at the present time, the Funds need not adopt policies and procedures to prevent frequent purchases and redemptions of their shares.



IN-KIND DISTRIBUTIONS. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).

In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the

1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS



INVESTOR SERVICES AND PROGRAMS



As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.



DISTRIBUTION OPTIONS



The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:



     o    Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);


     o    Dividend distributions in cash; capital gain distributions reinvested in additional shares;


     o    Dividend and capital gain distributions in cash; or


     o    Dividend and capital gain distributions reinvested in additional shares of a Henderson Global Fund of your choice.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date. See "Other Information - Undeliverable

Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.



PURCHASE AND REDEMPTION PROGRAMS


For your convenience, the following purchase and redemption programs are made available to you with respect to Investor Shares, B Shares and C Shares, without extra charge:



AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of shares of a Henderson Global Fund (Investor Shares for Class A shares). You may make exchanges of at least $50 with any of the Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.


REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.


DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of a Henderson Global

Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of a Henderson Global Fund (Investor Shares for Class A shares).

                                                  INVESTOR SERVICES AND PROGRAMS



SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date,

the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For B Shares and C Shares, you can receive up to

10% of the value of your account without incurring a CDSC charge in any one year

(measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the

Plan at any time on five business days' notice.

OTHER INFORMATION



OTHER INFORMATION


ADDITIONAL INVESTMENT POLICIES


The Fund operates in accordance with Rule 2a-7 under the Investment Company Act of 1940. All restrictions relating to maturity, credit quality and diversification are interpreted in accordance with that rule.


The Fund may hold cash in any amount. The Fund may also invest in other money market mutual funds that have substantially similar investment policies.


Securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Fund limits these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.



DISTRIBUTIONS


The Fund declares distributions from its net investment income daily and pays those distributions monthly. In addition, the Fund pays capital gain distributions, if any, at least annually. Shares become entitled to receive distributions on the day following purchase if the order and payment are received in proper form by the Transfer Agent by 4:00 p.m. Eastern time.


Shareholders that redeem their shares prior to month end will only receive the value of their account at the time of redemption. Any accrued dividends earned will be paid on the last business day of the month.


All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.


See "Distribution Options" above for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.



UNDELIVERABLE DISTRIBUTIONS


If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned

"undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds. In addition, after such six-month period: (1)

the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions.



TAX CONSIDERATIONS


The Fund intends to operate in a manner that will not make it liable for Federal income or excise tax.


The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term

                                                               OTHER INFORMATION



capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. The Fund expects that its distributions will primarily consist of net investment income. Distributions may also be subject to certain state and local taxes.


The Fund will send you information about the income tax status of distributions paid during the year shortly after the end of each year.


For further information about the tax effects of investing in the Fund,

including state and local tax matters, please see the SAI and consult your tax adviser.



PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES


The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or prospectus will be mailed to shareholders having the same residential address on the Fund's records. However,

any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS




The following table is intended to help you understand the performance of the

Fund's Investor, B and C Shares. Certain information reflects results for a single Fund share. Total return in the table represents the rate an investor would have earned on an investment in the Fund's Investor, B and C Shares

(assuming the reinvestment of all distributions). The information in the table has been audited by KPMG LLP, the Fund's independent registered public accounting firm. The Fund's financial statements are included in the annual report, which is available upon request, without charge.






                                                            SELECTED DATA FOR A SINGLE SHARE

                                         -------------------------------------------------------------------------

                            BEGINNING                                          DISTRIBUTIONS     DISTRIBUTIONS

       YEAR ENDED           NET ASSET          NET          NET REALIZED         FROM NET          FROM NET

       AUGUST 31,           VALUE PER      INVESTMENT          GAIN ON          INVESTMENT         REALIZED

    (EXCEPT AS NOTED)         SHARE          INCOME          INVESTMENTS          INCOME             GAINS

------------------------------------------------------------------------------------------------------------------


DAILY ASSETS CASH FUND

INVESTOR SHARES

          2005                 $1.00          0.02(d)            --(f)            (0.02)              --

          2004                  1.00            --               --(f)               --(f)            --

          2003                  1.00          0.01               --               (0.01)              --

          2002                  1.00          0.01               --               (0.01)              --

          2001                  1.00          0.05               --               (0.05)              --

DAILY ASSETS CASH FUND

B SHARES(e)

          2005                 $1.00          0.01(d)            --(f)            (0.01)              --

DAILY ASSETS CASH FUND

C SHARES(e)

          2005                 $1.00          0.01(d)            --(f)            (0.01)              --








                                                               RATIOS/SUPPLEMENTAL DATA

                                                    --------------------------------------------------

                                                                                        RATIOS TO

                                                                                  AVERAGE NET ASSETS(a)

                                                                       ------------------------------------------------

                                                       NET ASSETS

                         ENDING                          AT END

                        NET ASSET                       OF PERIOD                                                NET

                          VALUE          TOTAL           (000'S           NET              GROSS             INVESTMENT

                        PER SHARE      RETURN(B)        OMITTED)       EXPENSES         EXPENSES(c)            INCOME

                    --------------------------------------------------------------------------------------------------------






                         $1.00           1.76%          $236,742         0.84%             0.91%                1.71%

                          1.00           0.32%           394,665         0.84%             0.87%                0.32%

                          1.00           0.64%           303,389         0.84%             0.86%                0.68%

                          1.00           1.48%           646,285         0.83%             0.83%                1.51%

                          1.00           4.85%           791,138         0.82%             0.82%                4.78%





                         $1.00           0.92%               $30         1.65%           161.82%                1.20%





                         $1.00           0.93%               $36         1.64%           158.38%                1.23%








     (a) Annualized for periods less than one year.

     (b) Not annualized for periods less than one year.

     (c) Reflects the expense ratio excluding any waivers and/or reimbursements.

     (d) Calculated based on average shares outstanding during the period.

     (e) B Shares commenced operations on November 22, 2004, and C Shares commenced operations on November 17, 2004.

     (f) Less than $0.01 per share.





                                  28-29 SPREAD

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MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE

FOLLOWING:



ANNUAL / SEMI-ANNUAL REPORTS



You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



STATEMENT OF ADDITIONAL INFORMATION



Provides more details about the Fund and its policies. A current Statement of

Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).



TO OBTAIN INFORMATION:



BY TELEPHONE

Call 866.343.6337 for shareholder services

or 866.443.6337 for other services



BY MAIL

Write to:

Henderson Global Funds

P.O. Box 8391

Boston, MA 02266-8391



BY OVERNIGHT DELIVERY TO

Boston Financial Data Services

c/o Henderson Global Funds

66 Brooks Drive, Suite 8391

Braintree, MA 02184

866.343.6337




The annual/semi-annual reports and the SAI are not available on the Fund's website as the Fund does not maintain a website at this time.




SECURITIES AND EXCHANGE

COMMISSION INFORMATION



You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and

Exchange Commission ("SEC"). The scheduled hours of operation of the Public

Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:



Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov




Fund information, including copies of the annual/semi-annual reports and the

SAI, is available from the SEC's EDGAR Database on its website at www.sec.gov.




                    Investment Company Act File No. 811-6742

                                     Statement of Additional Information


                                     January 10, 2006


FUND INFORMATION:

Monarch Funds
Two Portland Square
Portland, Maine 04101
(800) 754-8757


                             DAILY ASSETS CASH FUND


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Henderson Global Funds
P.O. Box 8391
Boston, Massachusetts 02266-8391
(866) 343-6337


This Statement of Additional Information or "SAI" supplements the Prospectus dated January 10, 2006 as may be amended from time to time, offering Investor Shares, B Shares and C Shares of the Daily Assets Cash Fund. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Henderson Global Funds at the address or telephone number listed above.


Certain information for the Fund included in the Prospectus and the Annual Report to shareholders is incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Henderson Global Funds at the address or telephone number listed above.

TABLE OF CONTENTS

GLOSSARY......................................   1

INVESTMENT POLICIES AND RISKS.................   2

INVESTMENT LIMITATIONS........................   5

MANAGEMENT....................................   7

PORTFOLIO TRANSACTIONS........................  14

PURCHASE AND REDEMPTION INFORMATION...........  15

TAXATION......................................  17

OTHER MATTERS.................................  19

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS A-1

APPENDIX B - MISCELLANEOUS TABLES............. B-1

APPENDIX C - PROXY VOTING PROCEDURES.......... C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citigroup.

   "Administrator" means Citigroup.

   "Adviser" means Monarch Investment Advisors, LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means the U.S. Commodities Future Trading Commission.

   "Citigroup" means Citigroup Fund Services, LLC.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.

   "Fund" means Daily Assets Cash Fund.

   "Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, A Division of the McGraw Hill Companies.

   "Transfer Agent" means Citigroup.

   "Trust" means Monarch Funds.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The following discussion supplements the disclosure in the Prospectuses about the Fund's investment techniques, strategies and risks.

A. SEC RULE 2A-7

Under Rule 2a-7 of the 1940 Act, the Fund normally must invest at least 95% of its total assets in securities that are rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations, or are unrated and determined to be of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B. FIXED INCOME SECURITIES

1. GENERAL

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

The Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, the Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

The Fund may purchase variable and floating rate corporate master notes. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. If you invest in master notes, you may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

ASSET-BACKED SECURITIES The Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities). These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on

ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. The Fund may not purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS The Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2. RISKS

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by the Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK The Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, the Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and the Fund's yield. To the extent that the Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C. REPURCHASE AGREEMENTS

1. GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2. RISKS

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D. BORROWING

1. GENERAL

The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of its total assets.

2. RISKS

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if the Fund maintains a segregated account.

E. WHEN-ISSUED SECURITIES

1. GENERAL

The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2. RISKS

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

F. ILLIQUID SECURITIES

1. GENERAL

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market.
Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4. CORE AND GATEWAY (R) STRUCTURE

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS


The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of a Fund is fundamental. The Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. In the event that the Fund changes a policy to invest 80% of net assets (including borrowings) in certain types of securities, the Fund will notify shareholders at least 60 days before such change becomes effective.

For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A. FUNDAMENTAL LIMITATIONS

The Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

B. NONFUNDAMENTAL LIMITATIONS

The Fund may not:

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Forum Funds.

                                        TERM OF OFFICE AND
                           POSITION           LENGTH           PRINCIPAL OCCUPATION(S)
         NAME              WITH THE          OF TIME                   DURING
    AND BIRTH DATE          TRUST             SERVED                PAST 5 YEARS
    --------------      --------------- ------------------- ------------------------------
INDEPENDENT TRUSTEES
--------------------

J. Michael Parish      Chairman of the Trustee since 1989; Retired;  Partner,  Wolfe,
Born: November 9, 1943 Board;          Chairman of the     Block, Schorr and Solis-Cohen
                       Trustee;        Board since 2004    LLP (law firm) 2002 - 2003;
                       Chairman,                           Partner, Thelen Reid & Priest
                       Compliance                          LLP (law firm) from 1995 -
                       Committee,                          2002.
                       Nominating
                       Committee and
                       Qualified Legal
                       Compliance
                       Committee

Costas Azariadis        Trustee;        Trustee since 1989  Professor of Economics,
Born: February 15, 1943 Chairman,                           University of California-Los
                        Valuation                           Angeles; Visiting Professor of
                        Committee                           Economics, Athens University
                                                            of Economics and Business
                                                                    1998 - 1999.

James C. Cheng          Trustee;        Trustee since 1989  President, Technology
Born: July 26, 1942     Chairman, Audit                     Marketing Associates
                        Committee                           (marketing   company
                                                            for    small-    and
                                                            medium-sized
                                                            businesses   in  New
                                                            England).
INTERESTED TRUSTEE
------------------

John Y. Keffer          Trustee;        Trustee since 1989  President, Forum Trust, LLC
Born: July 15, 1942     Chairman,                           (a non-depository trust
                        Contracts                           company) since 1997;
                        Committee                           President, Citigroup Fund
                                                            Services,        LLC
                                                            ("Citigroup") 2003 -
                                                            2005;     President,
                                                            Forum      Financial
                                                            Group, LLC ("Forum")
                                                            (a   fund   services
                                                            company  acquired by
                                                            Citibank,   N.A.  in
                                                            2003).

                                                        TERM OF OFFICE AND
                                    POSITION                  LENGTH          PRINCIPAL OCCUPATION(S)
          NAME                      WITH THE                 OF TIME                  DURING
     AND BIRTH DATE                  TRUST                    SERVED               PAST 5 YEARS
     --------------      ------------------------------ ------------------ ------------------------------
OFFICERS
--------

Simon D. Collier         President; Principal Executive     Since 2005     Managing Director and
Born: October 22, 1961   Officer                                           Principal Executive Officer,
                                                                           Foreside Fund Services, LLC,
                                                                           the Trust's Distributor since
                                                                           2005; Chief Operating Officer
                                                                           and Managing Director,
                                                                           Global Fund Services,
                                                                           Citibank, N.A. 2003-2005;
                                                                           Managing Director, Global
                                                                           Securities Services for
                                                                           Investors, Citibank, N.A.
                                                                           1999-2003.

Carl A. Bright           Principal Financial Officer        Since 2005     President, Foreside Fund
Born: December 20, 1957                                                    Services, LLC, the Trust's

                                                                           Distributor
                                                                           since
                                                                           2004;
                                                                           Consultant,
                                                                           Foreside
                                                                           Solutions,
                                                                           LLC
                                                                           2000
                                                                           -
                                                                           2003
                                                                           (a
                                                                           mutual
                                                                           fund
                                                                           development
                                                                           company).

Beth P. Hanson           Vice President/                    Since 2003     Relationship Manager,
Born: July 15, 1966      Assistant Secretary                               Citigroup since 2003;
                                                                           Relationship Manager, Forum
                                                                           1999 - 2003.

Sara M. Morris           Vice President                     Since 2004     Director and Relationship
Born: September 18, 1963                                                   Manager, Citigroup since
                                                                           2004;
                                                                           Chief
                                                                           Financial
                                                                           Officer,
                                                                           The
                                                                           VIA
                                                                           Group,
                                                                           LLC
                                                                           (a
                                                                           strategic
                                                                           marketing
                                                                           company)
                                                                           2000
                                                                           -
                                                                           2003.

Trudance L. Bakke        Treasurer                          Since 2005     Product Manager, Citigroup
Born: August 11, 1971                                                      since 2003; Senior Manager of
                                                                           Corporate Finance, Forum
                                                                           1999-2003.

David M. Whitaker        Secretary                          Since 2004     Product Manager, Citigroup
Born: September 6, 1971                                                    since 2004; Assistant Counsel,
                                                                           PFPC, Inc. (a fund services
                                                                           company) 2000 - 2004.



B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                              OWNERSHIP AS OF DECEMBER 31, 2005
                                            DOLLAR RANGE OF BENEFICIAL          IN ALL REGISTERED INVESTMENT
                                           OWNERSHIP IN THE TRUST AS OF       COMPANIES OVERSEEN BY TRUSTEE IN
TRUSTEES                                         DECEMBER 31, 2005             FAMILY OF INVESTMENT COMPANIES
--------                               -------------------------------------  ---------------------------------

INTERESTED TRUSTEES
John Y. Keffer                                         None                            $10,001-$50,000

INDEPENDENT TRUSTEES
Costas Azariadis                                       None                                 None
James C. Cheng                                         None                                 None
J. Michael Parish                                      None                             Over $100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


D. INFORMATION CONCERNING BOARD COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Azariadas,
Cheng and Parish, constituting all of the Trust's Independent Trustees.
Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2005, the Audit Committee met two times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended August 31, 2005, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs.
Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2005 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2005, the Valuation Committee did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended August 31, 2005.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended August 31, 2005.

E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting ($2,250 for the Chairman) attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth estimated fees to be paid to each Trustee by the Fund and the Fund Complex for the fiscal year ending August 31, 2005.


                                                        TOTAL COMPENSATION
                      COMPENSATION                      FROM TRUST AND FUND
    TRUSTEES          FROM THE FUND BENEFITS RETIREMENT       COMPLEX
    --------          ------------- -------- ---------- -------------------
    John Y. Keffer       $    0        $0        $0           $     0
    Costas Azariadis      4,557         0         0            41,300
    James C. Cheng        4,557         0         0            41,300
    J. Michael Parish     5,531         0         0            50,350

F. INVESTMENT ADVISER

1. SERVICES

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing a Fund's investments and effecting portfolio transactions for the Fund. Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day-to-day management of the Fund since its inception. Mr. Fischer has over 30 years of experience in the money market industry.

2. OWNERSHIP OF ADVISER


The investment adviser of the Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA
90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and portfolio manager of the Fund and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds.



3. FEES

With respect to Daily Assets Cash Fund, the Adviser receives an advisory fee at an annual rate of 0.06% for the first $200 in combined assets of the Fund and two other funds, 0.04% of the next $300 million in assets, and 0.03% of the remaining assets.

Table 1 in Appendix B shows for the past three fiscal years the dollar amount payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by the Fund.

4. OTHER

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of a Fund, and in either case by a majority of the Independent Trustees.


The Advisory Agreement is terminable with respect to the Fund without penalty by the Board on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. DISTRIBUTOR

1. SERVICES


The Distributor (also known as the principal underwriter) of the Fund's shares, is located at Two Portland Square, First Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity.


Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the distributor of the Trust in connection with the offering of the Fund's shares. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. These financial institutions may charge a fee for their services. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

2. DISTRIBUTION PLAN

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted the Plan for Investor Shares, B Shares and C Shares of the Fund. The Plan provides for the payment to the Distributor of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Investor Shares and 0.75% of the average daily net assets of B Shares and C Shares.

The Plan provides that the Distributor may incur expenses for activities including, but not limited to: (1) expenses of sales employees or agents of the distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of Investor Shares for sale to the public.

The Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Independent Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect with respect to the Fund for one year from the date of adoption and thereafter shall continue in effect provided they are approved at least annually by a majority vote of the shares of the affected class or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval (a majority vote of outstanding shares of the affected class) and that other material amendments of the Plan must be approved by the Independent Trustees. The Board may terminate the Plan at any time by a majority of the Independent Trustees, or by the shareholders of the Fund's Investor Shares.

Table 3 in Appendix B shows the dollar amount of fees payable, waived, and paid under the Plan with respect to the Fund for the past three fiscal years.


3. FEES

The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan ("Plan") is effective.

4. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, effective June 1, 2005, the Distributor receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. These fees are subject to an annual minimum of $150,000 for the entire Trust.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance  Agreement,  the  Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

5. OTHER

The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Independent Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

H. OTHER SERVICE PROVIDERS

1. ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), the Administrator is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee with respect to each class of the Fund at an annual rate of 0.11% of the average daily net assets of the Fund, plus an additional $25,000 for each of B Shares and C Shares.

The Administration Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees. The Administration Agreement is terminable without penalty by the Trust or by the Administrator with respect to a Fund on 90 days' written notice.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. The Administrator and certain related parties (such as The Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by the Fund for the past three fiscal years.

2. TRANSFER AGENT

The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, ME 04101 and is registered as a transfer agent with the Officer of Comptroller of the Currency.

The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of a Fund with respect to assets invested in that Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. The Transfer Agent or sub-transfer agents or processing agents retained by the Transfer Agent may offer and redeem Fund shares.

3. SHAREHOLDER SERVICE AGREEMENT

The Trust has adopted a shareholder service agreement (the "Shareholder Service Agreement") with respect to Institutional Shares, Investor Shares, Institutional Service Shares, B Shares, and C Shares of the Fund. Under the Shareholder Service Agreement, the Trust may pay the Administrator a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of Investor Shares and 0.25% of the average daily net assets of B Shares and C Shares. The Administrator may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding Investor, B Shares and C Shares.

The Shareholder Service Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Independent Trustees. Any material amendment to the Shareholder Service Agreement must be approved by a majority of the Independent Trustees. The agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or the Administrator.

The Administrator may enter into shareholder servicing agreements with various shareholder servicing agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some shareholder servicing agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some shareholder servicing agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. These shareholder servicing agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Fund.

Table 5 in Appendix B shows the dollar amount of fees paid by each class of the Fund to the Administrator under the Shareholder Service Agreement, the amount of the fees waived by the Administrator and the actual fees paid by each class for the past three fiscal years.

4. FUND ACCOUNTANT

The Accountant serves as fund accountant pursuant to an accounting agreement with the Trust (the "Fund Accounting Agreement"). The Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Accountant receives a fee of $36,000 per year, plus $12,000 per year for each of B and C Shares. The Accountant also receives certain surcharges and out of pocket expenses.

The Fund Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees. The Fund Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to a Fund on 60 days' written notice.

Under the Fund Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Accounting Agreement. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Table 6 in Appendix B shows for the past three fiscal years the dollar amount payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant for the past three fiscal years.

5. CUSTODIAN

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, ME 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The fees are accrued daily by the Fund and are paid monthly based on average net assets for the previous month.

Comerica Bank is the Fund's subcustodian. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, MI 47226.

6. LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue NW, Suite 200, Washington D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm audits the annual financial statements of the Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of the Fund.


PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Fund will pay brokerage commissions, however, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which the Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interestholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.

The Fund paid no brokerage commissions during fiscal years ended August 31, 2004, 2003 and 2002.

A. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Adviser does not aggregate trades with respect to any series of the Trust, including the Fund. Thus, as of the date of this SAI, the Adviser does not aggregate trades at all as it does not have any clients other than series of the Trust.

B. SECURITIES OF REGULAR BROKER-DEALERS

Table 7 of Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

C. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund's portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Investor Shares, B Shares and C Shares are only available for purchase through an exchange of a Henderson Global Fund.

The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank is closed. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund or its classes may be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's or class' availability.

B. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may exchange shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting exchange requests to the Fund. Investor Shares are only available for purchase by exchange from Class A shares of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson in its sole discretion. You cannot purchase Investor Shares, B Shares or C Shares directly.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco or the NYSE is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

D. SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the Federal Reserve Bank of San Francisco or the NYSE are closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

E. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund or if the amount to be redeemed is large enough to affect the Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

F. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, the Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

G. CONTINGENT DEFERRED SALES CHARGE (B SHARES AND C SHARES)

With respect to B Shares and C Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by the Fund of a shareholder account with a low account balance; (3) involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;
(4) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability;
(5) redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and (6) required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2, limited to 10% annually of the value of the shareholder's account, measured at the time the shareholder sets up the account. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

H. CONVERSION OF B SHARES

The conversion of B Shares of the Fund to Investor Shares of the Fund is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code; and (2) the conversion of B Shares does not constitute a taxable event under Federal income tax law. The conversion B Shares to Investor Shares may be suspended if such an opinion is not available at the time the conversion is to occur. In that event, no conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the B Shares.

TAXATION

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect. The following discussion does not reflect the American Jobs Creation Act of 2004, passed by Congress in October 2004, which contains provisions that would alter certain aspects of this discussion, particularly with respect to foreign shareholders.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Fund is August 31 (the same as the Fund's fiscal year end).

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, net short-term capital gain and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

..   The Fund must  distribute  at least 90% of its  investment  company  taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..   The Fund must derive at least 90% of its gross income from certain  types of income derived with respect to its business of investing in securities.

..   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of each Fund, it is expected that none of a Fund's distributions will be treated as "qualified dividend income".

The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to a Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from a Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in the Fund.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Fund operated under a master-feeder fund structure whereby they sought to achieve its investment objective by investing all of its investable assets in separate portfolios (the "Portfolios") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.

As of the date hereof, the Trust's series consists of the Fund, Daily Assets Government Fund, Daily Assets Treasury Fund and Daily Assets Government Obligations Fund. The Fund offers shares of beneficial interest in an Investor, Preferred, Institutional Service, B, C, Institutional and Universal Share classes of these series. Each class of the Fund may have a different expense ratio and its expenses will affect each class' performance.

The Fund is not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

2. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter.
Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. FUND OWNERSHIP

As of December 12, 2005, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund and each class.

Also as of that date, certain shareholders of record owned 5% or more of the Fund or class. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund or class are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 12, 2005, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.


        CONTROLLING PERSON
           INFORMATION         NAME AND ADDRESS SHARES % OF CLASS % OF FUND
        ------------------     ---------------- ------ ---------- ---------
               None                  N/A         N/A      N/A        N/A


C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Under Massachusetts law, shareholders of a Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of a Fund. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available
(1) without charge, upon request, by contacting the Transfer Agent at (866) 343-6337 and (2) on the SEC's website at www.sec.gov.

E. REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended August 31, 2005, which are included in the Fund's annual report to Shareholders, are incorporated herein by reference. These financial statements include only the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS

MOODY'S

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

NOTE Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The  'r'  symbol  is  attached  to  the  ratings  of  instruments   with
        significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          . Leading market positions in well-established industries. . High rates of return on funds employed. . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The fees payable by the Fund under the Investment Advisory Agreement for the year ended August 31, 2005 and 2004 and the period June 9, 2003 to August 31, 2003 were:

                                                     DAILY ASSETS
              YEAR ENDED AUGUST 31,                   CASH FUND
              ---------------------                  ------------
              2005                                     $132,398
              2004                                      181,812
              2003                                       48,075

The fees payable by the Portfolios under the Investment Advisory Agreement for the past three years were:

                                                                            CASH
              YEAR ENDED AUGUST 31,                      PORTFOLIO
              ---------------------                      ---------
              2003 (9/1/2002 to 6/8/2003)                $221,143

Table 2 - Compliance Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor.

                                 COMPLIANCE COMPLIANCE COMPLIANCE
                                    FEE        FEE        FEE
              FUND                ACCRUED     WAIVED      PAID
              ----               ---------- ---------- ----------
              Daily Assets Cash
                Fund              $31,043       $0      $31,043

TABLE 3 - DISTRIBUTION FEES

The fees payable by the Fund (including its predecessors) under the Distribution Plan for the past three years were:

INVESTOR SHARES

                                     CONTRACTUAL  FEE      FEE
              YEAR ENDED AUGUST 31,      FEE     WAIVED    PAID
              ---------------------  ----------- ------ ----------
              2005                   $  580,256    $0   $  580,256
              2004                      723,362     0      723,362
              2003                    1,120,169     0    1,120,169

B SHARES

                                          CONTRACTUAL  FEE   FEE
              YEAR ENDED AUGUST 31,           FEE     WAIVED PAID
              ---------------------       ----------- ------ ----
              2005                           $216       $0   $216

C SHARES

                                          CONTRACTUAL  FEE   FEE
              YEAR ENDED AUGUST 31,           FEE     WAIVED PAID
              ---------------------       ----------- ------ ----
              2005                           $236       $0   $236


For the fiscal year ended August 31, 2005, all of the fees paid under the Distribution Plan were made to financial institutions that make the Fund's Investor Shares available for sale to their clients and for marketing of the Fund's Investor Shares.

TABLE 4 - ADMINISTRATION FEES

The fees payable by the Fund under the Administration Agreement for the past three years were:

PREFERRED SHARES

                                                CONTRACTUAL  FEE     FEE
     YEAR ENDED AUGUST 31,                          FEE     WAIVED   PAID
     ---------------------                      ----------- ------- ------
     2005                                         $23,027   $23,027 $   --
     2004                                          10,351     8,955  1,396
     2003                                           7,195     7,195     --

UNIVERSAL SHARES

                                                CONTRACTUAL  FEE     FEE
     YEAR ENDED AUGUST 31,                          FEE     WAIVED   PAID
     ---------------------                      ----------- ------- -------
     2005                                         $34,506   $22,043 $12,463
     2004                                          94,419    15,965  78,454
     2003                                          64,494    24,727  39,767

INSTITUTIONAL SERVICE SHARES

                                                CONTRACTUAL  FEE    FEE
     YEAR ENDED AUGUST 31,                          FEE     WAIVED  PAID
     ---------------------                      ----------- ------ -------
     2005                                         $32,044   $7,725 $24,319
     2004                                          31,949        0  31,949
     2003                                           8,378        0   8,378

INSTITUTIONAL SHARES

                                              CONTRACTUAL  FEE      FEE
     YEAR ENDED AUGUST 31,                        FEE     WAIVED    PAID
     ---------------------                    ----------- ------- --------
     2005                                      $ 64,979   $16,364 $ 48,615
     2004                                       105,468         0  105,468
     2003                                       129,713         0  129,713

INVESTOR SHARES

                                               CONTRACTUAL  FEE      FEE
     YEAR ENDED AUGUST 31,                         FEE     WAIVED    PAID
     ---------------------                     ----------- ------- --------
     2005                                       $239,115   $22,805 $216,310
     2004                                        318,315         0  318,315
     2003                                        308,532         0  308,532

The fees payable by the Portfolio under an agreement between Core Trust and the Administrator for the past three years were:

                                               CONTRACTUAL  FEE     FEE
     YEAR ENDED AUGUST 31,                         FEE     WAIVED   PAID
     ---------------------                     ----------- ------ --------
     2003 (9/1/2002 to 6/8/2003)
     Cash Portfolio                             $311,499     $0   $311,499

TABLE 5 - SHAREHOLDER SERVICE FEES

The fees payable by the Fund under the Shareholder Services Agreement for the past three years were:

INSTITUTIONAL SERVICE SHARES

                                                CONTRACTUAL  FEE     FEE
     YEAR ENDED AUGUST 31,                          FEE     WAIVED   PAID
     ---------------------                      ----------- ------- -------
     2005                                         $62,227   $24,521 $37,706
     2004                                          58,111    25,872  32,239
     2003                                          15,232     9,590   5,642

INSTITUTIONAL SHARES

                                              CONTRACTUAL  FEE      FEE
     YEAR ENDED AUGUST 31,                        FEE     WAIVED    PAID
     ---------------------                    ----------- ------- --------
     2005                                      $126,157   $33,581 $ 92,576
     2004                                       191,809    54,380  137,429
     2003                                       394,415    73,722  320,693

INVESTOR SHARES

                                              CONTRACTUAL  FEE      FEE
     YEAR ENDED AUGUST 31,                        FEE     WAIVED    PAID
     ---------------------                    ----------- ------- --------
     2005                                      $464,209   $59,028 $405,181
     2004                                       578,693    67,864  510,829
     2003                                       896,145    79,409  816,736

B SHARES

                                                    CONTRACTUAL  FEE   FEE
     YEAR ENDED AUGUST 31,                              FEE     WAIVED PAID
     ---------------------                          ----------- ------ ----
     2005                                               $72       $0   $72

C SHARES

                                                    CONTRACTUAL  FEE   FEE
     YEAR ENDED AUGUST 31,                              FEE     WAIVED PAID
     ---------------------                          ----------- ------ ----
     2005                                               $79       $0   $79

TABLE 6 - FUND ACCOUNTING FEES

The fees payable by the Fund under the Accounting Agreement for the past three years were:

        YEAR ENDED AUGUST 31,        CONTRACTUAL FEE FEE WAIVED FEE PAID
        ---------------------        --------------- ---------- --------
        2005                            $117,171         $0     $117,171
        2004                             104,561          0      104,561
        2003                              26,174          0       26,174


The fees payable by the Portfolio under an agreement between the Core Trust and the Accountant for the past three years were:


        YEAR ENDED AUGUST 31,       CONTRACTUAL FEE FEE WAIVED FEE PAID
        ---------------------       --------------- ---------- --------
        2003 (9/1/2002 to 6/8/2003)
        Cash Portfolio                  $41,415         $0     $41,415

TABLE 7 - SECURITIES OF REGULAR BROKER-DEALERS

The regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2005 and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended were as follows:


        DAILY ASSETS CASH FUND                     VALUE (000'S OMITTED)
        ----------------------                     ---------------------
        Deutsche Bank Securities, Inc.                    $64,969
        Bear Stearns & Co., Inc.                           62,865
        Bank of America Securities                         43,780
        Goldman Sachs & Co.                                32,069
        Merrill Lynch & Co., Inc.                          15,034
        Morgan Stanley Dean Witter & Co.                   15,027


TABLE 8 - FUND OWNERSHIP AS OF DECEMBER 12, 2005

    5% SHAREHOLDERS          NAME AND ADDRESS             SHARES     % OF CLASS
    ---------------          ----------------             ------     ----------
    PREFERRED SHARES
    ----------------
                       Calhoun & Co.                  33,902,338.730   89.21
                       C/O Comerica Bank
                       411 Lafayette Street
                       Mail Code 3455
                       Detroit, MI 48226

                       Sunwest Bank                    4,101,188.100   10.79
                       17542 East 17th Street
                       Suite 200
                       Tustin, CA 92780

UNIVERSAL SHARES

                 Coastcast Corp.                25,511,943.550   30.17
                 3025 East Victoria Street
                 Rancho Dominguez, CA 90221

                 Captiva Software Corp.         14,180,357.470   16.77
                 10145 Pacific Height Blvd,
                 6th Floor
                 San Diego, CA 92121

                 Vidient Systems, Inc.          12,137,047.970   14.35
                 640 W California Ave. Suite
                 220
                 Sunnyvale, CA 94086

                 Maine Mutual Fire Insurance     7,066,231.850    8.36
                 44 Maysville Road
                 P.O. Box 729 Presque Isle, ME 04769

                 Adomo, Inc.                      7,000,000.00    8.28
                 20401 Stevens Creek Blvd.
                 Cupertino, CA 95014

                 Spectrum Medical Group PA        4,821,863.44    5.70
                 300 Professional Drive
                 Scarborough, ME 04074-8433

INSTITUTIONAL SERVICE SHARES
----------------------------
                               Engineering Services &          6,857,887.940   25.22
                               Products
                              1395 John Fitch Blvd.
                               South Windsor, CT 06074

                               Tighe & Bond, Inc.              2,510,088.240    9.23
                               53 Southampton Road
                               Westfield, MA 01085

                               PMP                             2,432,857.320    8.95
                               82 Cambridge Street
                              Burlington, MA 08103

                               Springfield Anesthesia Service  2,247,717.530    8.27
                                908 Allen Street
                                 Springfield, MA

                               Associated Builders, Inc.       1,971,295.610    7.25
                                4 Industrial Dr.
                             South Hudley, MA 01075

                               Video Communications, Inc.      1,910,307.760    7.03
                                146 Chestnut St.
                              Springfield, MA 01103

                               Estyle, Inc.                    1,731,032.920    6.37
                               865 South Figueroa
                               Suite 2700
                              Los Angeles, CA 90017
INSTITUTIONAL SHARES
--------------------
                               Repub & Co.                    16,586,890.130   29.32
                               C/O Imperial Trust
                               201 N Figueroa St. Suite 610
                              Los Angeles, CA 90012

                               Soundbite Communications, Inc.  7,969,972.740   14.09
                             3 Burlington Woods Dr.
                              Burlington, MA 01803

                               Ligand Pharmaceuticals, Inc.    5,798,900.300   10.25
                               10275 Science Center Dr.
                               San Diego, CA 92121

                               Affinity Medical Group          4,225,113.760    7.47
                              C/O Pacific Partners
                               Management
                                 1165 Triton Dr.
                              Foster City, CA 94404

INVESTOR SHARES
---------------
                               Prometheus Laboratories, Inc. 25,124,752.470    12.28
                               5739 Pacific Center Blvd.
                               San Diego, CA 92121

                               Union Bank of California      17,920,880.350     8.76
                               P.O. Box 85636
                               San Diego, CA 92186

                               Netflix Com, Inc.             12,452,052.420     6.09
                               970 University Ave.
                               Los Gatos, CA 95030-1620

                               Visicu, Inc.                  10,983,379.610     5.37
                               2400 Boston St. Suite 302
                               Baltimore, MD 21224
B SHARES
--------
                               Henderson Global Investors        30,310.430   100.00
                               NA, Inc.
                               FBO Henderson Global Funds
                               Shareholder
                               737 N Michigan Ave. Suite
                               1950
                                Chicago, IL 60611
C SHARES
--------

                               Henderson Global Investors        64,329.240   100.00
                               NA, Inc.
                               FBO Henderson Global Funds
                               Shareholder
                               737 N Michigan Ave. Suite
                               1950
                                Chicago, IL 60611

APPENDIX C - PROXY VOTING PROCEDURES

                                  MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders  of  the  various  series  of  Forum  Funds  and  Monarch  Funds
(collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

         (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE.  If
         (A) the Adviser has  proprietary  proxy voting  guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

         (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

         (3)  ABSENCE OF PROXY  VOTING  SERVICE  GUIDELINES.  In the  absence of
         Adviser   Guidelines,   the  Adviser  shall  vote  the  Fund's  proxies
         consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

         (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

         (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

         (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

         (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

         (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

         (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

         (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

         (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                        MONARCH INVESTMENT ADVISORS, LLC

                      PROXY VOTING PROCEDURES AND POLICIES

                               AS OF JULY 30, 2003

I. GENERAL STATEMENT

    Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Monarch Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

    With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II. RESPONSIBILITIES

    The Adviser shall:

    A. vote proxies as described in Section III below.

    B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

    C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III.POLICIES AND PROCEDURES FOR VOTING PROXIES

    The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV. RECORDKEEPING AND ASSOCIATED PROCEDURES

    A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

       1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

       2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

       3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

       4. Ensure that the proxy is actually voted;

       5. Develop a system to trace missing proxies expeditiously;

       6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

       7. Maintain the appropriate records as described below; and

       8. Identify ROUTINE ITEMS, NON-ROUTINE ITEMS and CONFLICT OF INTEREST ITEMS on the proxy and determine whether a specific policy of the Trust applies to the NON-ROUTINE ITEMS and CONFLICT OF INTEREST ITEMS.

      The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V. DISCLOSURE

    A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

    B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI. RECORDKEEPING

    The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

    A. Copies of the proxy voting procedures and policies, and any amendments thereto.

    B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

    C. A record of each vote that the Adviser casts.

    D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

    E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Monarch Funds


                                            STATEMENT OF ADDITIONAL INFORMATION


                                                      January 10, 2006


FUND INFORMATION:

Monarch Funds             DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
Two Portland Square
Portland, Maine 04101
(800) 754-8757

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8757


This Statement of Additional Information or "SAI" supplements the Prospectus dated January 10, 2006 as may be amended from time to time, offering Universal Shares of the Daily Assets Government Obligations Fund (the "Fund"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.


Certain information for the Fund included in the Prospectus and the Annual Report to shareholders is incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Monarch Funds


TABLE OF CONTENTS

Glossary                                         1

Investment Policies and Risks                    2

Investment Limitations                           5

Management                                       7

Portfolio Transactions                          13

Purchase and Redemption Information             15

Taxation                                        17

Other Matters                                   19

Appendix A - Description of Securities Ratings A-1

Appendix B - Miscellaneous Tables              B-1

Appendix C - Proxy Voting Procedures           C-1

Monarch Funds


GLOSSARY

As used in this SAI, the following terms have the meanings listed.

      "Accountant" means Citigroup.

      "Administrator" means Citigroup.

      "Adviser" means Monarch Investment Advisors, LLC.

      "Board" means the Board of Trustees of the Trust.

      "CFTC" means the U.S. Commodities Future Trading Commission.

      "Citigroup" means Citigroup Fund Services, LLC.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.

      "Distributor" means Foreside Fund Services, LLC.

      "Fitch" means Fitch Ratings.

      "Fund" means Daily Assets Government Obligations Fund.

       "Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

      "IRS" means Internal Revenue Service.

      "Moody's" means Moody's Investors Service.

      "NAV" means net asset value per share.

      "NRSRO" means a nationally recognized statistical rating organization.

      "SAI" means Statement of Additional Information.

      "SEC" means the U.S. Securities and Exchange Commission.

       "S&P" means Standard & Poor's Corporation, A Division of the McGraw Hill Companies.

      "Transfer Agent" means Citigroup.

      "Trust" means Monarch Funds.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1940 Act" means the Investment Company Act of 1940, as amended.

Monarch Funds


INVESTMENT POLICIES AND RISKS

The Fund will invest 80% of the value of its net assets and borrowings for investment purposes in Government Securities that are generally exempt from state and local income taxes.

The following discussion supplements the disclosure in the Prospectus about the Fund's investment techniques, strategies and risks.

A. SEC RULE 2A-7

Under Rule 2a-7 of the 1940 Act, the Fund normally must invest at least 95% of its total assets in securities that are rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations, or are unrated and determined to be of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B. FIXED INCOME SECURITIES

1. GENERAL

VARIABLE AND FLOATING RATE SECURITIES The Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

The Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, the Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

ASSET-BACKED SECURITIES The Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities) that are Government Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying

Monarch Funds


mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. The Fund may not purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS The Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2. RISKS

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by the Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK The Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, the Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase,

Monarch Funds


shortening the average life of a pool and the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and the Fund's yield. To the extent that the Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C. REPURCHASE AGREEMENTS

1. GENERAL

The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2. RISKS

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D. BORROWING

1. GENERAL

The Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. The Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if the Fund's borrowing exceeds 5% or more of its total assets.

2. RISKS

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if the Fund maintains a segregated account.

E. WHEN-ISSUED SECURITIES

1. GENERAL

The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

2. RISKS

At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

Monarch Funds


F. ILLIQUID SECURITIES

1. GENERAL

The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market.
Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4. CORE AND GATEWAY (R) STRUCTURE

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Fund is fundamental. The Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including a policy to invest 80% of net assets (including borrowings) in certain types of securities (an "80% Policy") may be changed by the Board without shareholder approval. In the event that the Fund changes its 80% Policy, the Fund will notify shareholders at least 60 days before such change becomes effective.

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Monarch Funds


A. FUNDAMENTAL LIMITATIONS

The Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

B. NONFUNDAMENTAL LIMITATIONS

The Fund may not:

DIVERSIFICATION With respect to 100% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer, unless the investment is otherwise permitted under the 1940 Act.

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Monarch Funds


MANAGEMENT

A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Forum Funds.


                                                       TERM OF OFFICE AND
                                 POSITION                    LENGTH               PRINCIPAL OCCUPATION(S)
         NAME                    WITH THE                   OF TIME                       DURING
    AND BIRTH DATE                TRUST                      SERVED                    PAST 5 YEARS
    --------------      -------------------------- --------------------------- ------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman of the Board;     Trustee since 1989;          Retired; Partner, Wolfe,
Born: November 9, 1943  Trustee; Chairman,         Chairman of the Board since  Block, Schorr and Solis-Cohen
                        Compliance Committee       2004                         LLP (law  firm)  2002 -  2003;
                        Committee,  Nominating                                  Partner,  Thelen Reid & Priest
                        Committee  and Qualified                                LLP (law  firm) from 1995 -
                        Legal  Compliance  Committee                            2002.

Costas Azariadis        Trustee;                   Trustee since 1989          Professor of Economics,
Born: February 15, 1943 Chairman, Valuation                                    University of California-Los
                        Committee                                              Angeles; Visiting Professor of
                                                                               Economics, Athens University
                                                                               of Economics and Business
                                                                               1998 - 1999.

James C. Cheng          Trustee;                   Trustee since 1989          President, Technology
Born: July 26, 1942     Chairman, Audit Committee                              Marketing Associates
                                                                               (marketing company for small-
                                                                               and medium-sized businesses
                                                                               in New England).

INTERESTED TRUSTEE

John Y. Keffer          Trustee;                   Trustee since 1989          President, Forum Trust, LLC
Born: July 15, 1942     Chairman, Contracts                                    (a non-depository trust
                        Committee                                              company) since 1997;
                                                                               President, Citigroup Fund
                                                                               Services, LLC ("Citigroup")
                                                                               2003 - 2005; President, Forum
                                                                               Financial Group, LLC
                                                                               ("Forum") (a fund services
                                                                               company acquired by
                                                                               Citibank, N.A. in 2003).

Monarch Funds


                                          TERM OF
                                         OFFICE AND
                            POSITION       LENGTH               PRINCIPAL OCCUPATION(S)
          NAME              WITH THE      OF TIME                       DURING
     AND BIRTH DATE          TRUST         SERVED                    PAST 5 YEARS
     --------------      --------------- ---------- -----------------------------------------------
OFFICERS

Simon D. Collier         President;      Since 2005 Managing Director and Principal Executive
Born: October 22, 1961   Principal                  Officer, Foreside Fund Services, LLC, the
                         Executive                  Trust's Distributor since 2005; Chief Operating
                         Officer                    Officer and Managing Director, Global Fund
                                                    Services, Citibank, N.A. 2003 - 2005; Managing
                                                    Director, Global Securities Services for
                                                    Investors, Citibank, N.A. 1999 - 2003.

Carl A. Bright           Principal       Since 2005 President, Foreside Fund Services, LLC, the
Born: December 20, 1957  Financial                  Trust's Distributor since 2004; Consultant,
                         Officer                    Foreside Solutions, LLC 2000 - 2003 (a mutual
                                                    fund development company).

Beth P. Hanson           Vice President/ Since 2003 Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      Assistant                  Relationship Manager, Forum 1999 - 2003.
                         Secretary

Sara M. Morris           Vice President  Since 2004 Director and Relationship Manager, Citigroup
Born: September 18, 1963                            since 2004; Chief Financial Officer, The VIA
                                                    Group,   LLC  (a   strategic
                                                    marketing  company)  2000  -
                                                    2003.

Trudance L. Bakke        Treasurer       Since 2005 Product Manager, Citigroup since 2003; Senior
Born: August 11, 1971                               Manager of Corporate Finance, Forum 1999 -
                                                    2003.

David M. Whitaker        Secretary       Since 2004 Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                             Counsel, PFPC, Inc. (a fund services company)
                                                    2000 - 2004.



B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

                                                      AGGREGATE DOLLAR RANGE OF
                                                  OWNERSHIP AS OF DECEMBER 31, 2005
                      DOLLAR RANGE OF BENEFICIAL    IN ALL REGISTERED INVESTMENT
                     OWNERSHIP IN THE TRUST AS OF COMPANIES OVERSEEN BY TRUSTEE IN
      TRUSTEES            DECEMBER 31, 2005        FAMILY OF INVESTMENT COMPANIES
      --------       ---------------------------- ---------------------------------

INTERESTED TRUSTEES
John Y. Keffer                   None                    $10,001 to $50,000

INDEPENDENT TRUSTEES
Costas Azariadis                 None                           None
James C. Cheng                   None                           None
J. Michael Parish                None                      Over $100,000

C. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

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D. INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2005, the Audit Committee met two times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders of interests in Trust series. During the fiscal period ended August 31, 2005, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs.
Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2005 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended August 31, 2005, the Valuation Committee did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended August 31, 2005.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended August 31, 2005.

B. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex, for the fiscal year ended August 31, 2005.

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                                                       TOTAL
                                                    COMPENSATION
                  COMPENSATION                     FROM TRUST AND
TRUSTEE            FROM FUND   BENEFITS RETIREMENT  FUND COMPLEX
-------           ------------ -------- ---------- --------------
John Y. Keffer        $  0       $ 0       $ 0        $     0
Costas Azariadis       222         0         0         41,300
James C. Cheng         222         0         0         41,300
J. Michael Parish      270         0         0         50,350


C. INVESTMENT ADVISER

1. SERVICES

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with The Trust (the "Advisory Agreement"). Under it's the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day-to-day management of the Fund since its inception. Mr. Fischer has over 30 years of experience in the money market industry.

2. OWNERSHIP OF ADVISER


The investment adviser of the Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA
90210. The Adviser is a privately owned company controlled by Anthony R. Fischer, Jr., President of the Adviser and portfolio manager of the Fund and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds.



3. FEES

With respect to the Daily Assets Government Obligations Fund, the Adviser receives an advisory fee at an annual rate of 0.05% of the daily net assets of the Fund.

Table 1 in Appendix B shows the dollar amount payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by the Fund for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

4. OTHER

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of the Fund, and in either case by a majority of the Trust's Disinterested Trustees.

The Advisory Agreement is terminable with respect to the Fund without penalty by the Board on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to The Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

D. DISTRIBUTOR

1. SERVICES


The Distributor (also known as the principal underwriter) of the Fund's shares, is located at Two Portland Square, First Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity.

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Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the distributor of the Trust in connection with the offering of the Fund's shares. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. These financial institutions may charge a fee for their services. These financial institutions may otherwise act as the processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

2. FEES

The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan is effective.

3. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, effective June 1, 2005, the Distributor receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. These fees are subject to an annual minimum of $150,000 for the entire Trust.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance  Agreement,  the  Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

4. OTHER

The Distribution Agreement with respect to the Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Disinterested Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by The Distributor on 60 days' written notice to the Trust.

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Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

E. OTHER SERVICE PROVIDERS

1. ADMINISTRATOR

The Administrator serves as administrator pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee with respect to each class of the Fund at an annual rate of 0.11% of the average daily net assets of the Fund.

The agreement with the Administrator (the "Administration Agreement") must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Administration Agreement is terminable without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. The Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by the Fund for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

2. TRANSFER AGENT

The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Officer of Comptroller of the Currency.





The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to the Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to the Fund, except for bad faith, willful misconduct, or gross negligence in the performance of its duties. The Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

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3. FUND ACCOUNTANT

The Accountant serves as fund accountant pursuant to an accounting agreement with the Trust (the "Fund Accounting Agreement"). The Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Accountant receives a fee of $36,000 per year, per Fund, plus $12,000 for each additional class over one for the Fund. The Accountant also receives certain surcharges and out of pocket expenses.

The Fund Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Fund Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to the Fund on 60 days' written notice.

Under the Fund Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Accounting Agreement. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Table 4 in Appendix B shows the dollar amount payable by the Fund to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant (or shorter period depending on the Fund's commencement of operations).

4. CUSTODIAN

The Custodian, pursuant to an agreement with The Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The fees are accrued daily by the Fund and are paid monthly based on average net assets.

Comerica Bank is the subcustodian of the Fund. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 47226.

5. LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue NW, Suite 200, Washington D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits the annual financial statements of the Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of the Fund.


PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Fund will pay brokerage commissions, however, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which the Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interestholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only

Monarch Funds

when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.

The Fund did not pay brokerage commissions during fiscal years ended August 31, 2005, 2004 and 2003.

A. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Adviser does not aggregate trades with respect to any series of the Trust, including the Fund. Thus, as of the date of this SAI, the Adviser does not aggregate trades at all as it does not have any clients other than series of the Trust.

B. SECURITIES OF REGULAR BROKER-DEALERS

Table 6 of Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

C. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

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The Fund's portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.


PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Shareholders of record may purchase or redeem shares or request any shareholder privilege in person at the offices of the Transfer Agent.


The Fund accepts orders for the purchase or redemption of shares on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

The Distributor sells shares of the Fund on a continuous basis.

The Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

C. IRAs

All contributions into an IRA through systematic investments are treated as IRA contributions made during the year the investment is received.

The Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth Individual Retirement Accounts (collectively, "IRAs"). Call the Fund at (800) 754-8757 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You may contribute up to $3,000 ($3,500 if you are age 50 or older) annually to an IRA. Only contributions to Traditional IRAs are tax-deductible (subject to certain requirements). However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $9,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $205,000.

This information on IRAs is based on regulations in effect as of January 1, 2004 and summarizes only some of the important federal tax considerations affecting IRA contributions. Consult your tax advisors about your specific tax situation.

D. UGMAs/UTMAs

These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). If the custodian's name is not in the account registration of a UGMA or UTMA account, the custodian must sign instructions in a manner indicating custodial capacity.

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E. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

F. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

G. SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

H. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund or if the amount to be redeemed is large enough to affect the Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

I. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV per share as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Monarch Funds


As described in the Prospectuses, under certain circumstances, the Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

TAXATION

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and their shareholders. Any of these changes or court decisions may have a retroactive effect. The following discussion does not reflect the American Jobs Creation Act of 2004, passed by Congress in October 2004, which contains provisions that would alter certain aspects of this discussion, particularly with respect to foreign shareholders.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Fund is August 31 (the same as the Fund's fiscal year end).

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, net short-term capital gain and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy the following requirements:

..   The Fund must  distribute  at least 90% of its  investment  company  taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..   The Fund must derive at least 90% of its gross income from certain  types of income derived with respect to its business of investing in securities.

..   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.  FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Monarch Funds


B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

Under the Code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holdings period and other requirements are met. Based upon the investment policies of the Fund, it is expected that none of the Fund's distributions will be treated as "qualified dividend income".

The Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

Monarch Funds


If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in the Fund.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in the Fund.

OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Fund operated under a master-feeder fund structure whereby it sought to achieve its investment objectives by investing all of its investable assets in Government Cash Portfolio (the "Portfolio") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.

As of the date hereof, the Trust's series consists of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund, and the Fund. The Daily Assets Treasury Fund, Daily Assets Government Fund, and Daily Assets Cash Fund offers shares of beneficial interest in an Investor, Preferred,
Institutional Service and Universal Share class. The Daily Assets Government Fund and Daily Assets Cash Fund also offers shares of beneficial interest in an Institutional Share class. Daily Assets Cash Fund also offers shares of beneficial interest in a B and C Share classes. The Fund offers shares of beneficial interest in a Universal Share class. Each class of a series may have a different expense ratio and its expenses will affect each class' performance.

The Fund is not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Fund's investment adviser and the Fund's distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

2. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter.
Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

Monarch Funds


A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3. CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation.

B. FUND OWNERSHIP

As of December 12, 2005, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of each Fund and class.

Also as of that date, certain shareholders of record owned 5% or more of the Fund. These shareholders and any shareholder known to own beneficially 5% or more of the Fund are listed below.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 12, 2005, the following persons beneficially or of record owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


NAME AND ADDRESS       SHARES     % OF FUND
----------------   -------------- ---------
HM Payson & Co.    11,761,856.920   64.78
P.O. Box 31
Portland, ME 04112

HM Payson & Co.     6,150,812.610   33.88
P.O. Box 31
Portland, ME 04112


C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Under Massachusetts law, shareholders of the Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available (1) without charge, upon request, by contacting the Transfer Agent at
(800) 754-8757 and (2) on the SEC's website at www.sec.gov.

Monarch Funds


E. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended August 31, 2005, which is included in the Fund's annual report to Shareholders, is incorporated herein by reference. The financial statements include only the schedules of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

Monarch Funds


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS

MOODY'S

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds that are rated Aa are judged to be of high quality by all standards.
      Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Note Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Monarch Funds


Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime- 1 repayment ability will often be evidenced by many of the following characteristics:

          . Leading market positions in well-established industries. . High rates of return on funds employed. . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
          Ample alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Fitch

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

Monarch Funds


APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The fees payable by the Fund under the Investment Advisory Agreement for the year ended 2005 and 2004 and the period July 22, 2003 to August 31, 2003 were:

YEAR ENDED AUGUST 31,  CONTRACTUAL FEE  FEE WAIVED  FEE PAID
---------------------  ---------------  ----------  --------
        2005              $  9,101      $  9,101    $ 0
        2004                11,130        11,130      0
        2003                 2,976         2,976      0


The fees payable by the Portfolio under the Investment Advisory Agreement for the past three years were:

YEAR ENDED AUGUST 31,        CONTRACTUAL FEE  FEE WAIVED  FEE PAID
---------------------        ---------------  ----------  --------
2003 (9/1/2002 to 7/22/2003)    $ 10,921      $ 10,921    $ 0

TABLE 2 - COMPLIANCE FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor.

                      COMPLIANCE  COMPLIANCE FEE COMPLIANCE FEE
YEAR ENDED AUGUST 31, FEE ACCRUED     WAIVED          PAID
--------------------- ----------- -------------- --------------
        2005            $ 2,968        $ 0          $ 2,968


TABLE 3 - DISTRIBUTION FEES

The fees payable by the Fund (including its predecessor) under the Distribution Plan for the past three years were:


YEAR ENDED AUGUST 31, CONTRACTUAL FEE  FEE WAIVED  FEE PAID
--------------------- ---------------  ----------  --------
        2005               $  0          $  0       $ 0
        2004                  0             0         0
        2003                454           454         0


TABLE 4 - ADMINISTRATION FEES

The fees payable by the Fund under the Administration Agreement for the past three years were:

YEAR ENDED AUGUST 31, CONTRACTUAL FEE FEE WAIVED FEE PAID
--------------------- --------------- ---------- --------
        2005             $ 18,749      $ 18,524   $ 225
        2004               24,485        23,659     826
        2003               15,554        14,852     702


The fees payable by the Portfolio under an agreement between Core Trust and the Administrator for the past three years were:

YEAR ENDED AUGUST 31, CONTRACTUAL FEE FEE WAIVED FEE PAID
--------------------- --------------- ---------- --------
        2003             $ 10,921      $ 10,921    $ 0

Monarch Funds


TABLE 5 - FUND ACCOUNTING FEES

The fees payable by the Fund under the Accounting Agreement for the past three years were:

YEAR ENDED AUGUST 31, CONTRACTUAL FEE FEE WAIVED FEE PAID
--------------------- --------------- ---------- --------
        2005             $ 37,110      $ 34,940  $ 2,170
        2004               38,744        35,553    3,191
        2003               36,448        32,912    3,536


The fees payable by the Portfolio under an agreement between Core Trust and the Accountant for the past three years were:

YEAR ENDED AUGUST 31,        CONTRACTUAL FEE FEE WAIVED FEE PAID
---------------------        --------------- ---------- --------
2003 (9/1/2002 to 7/22/2003)    $ 47,586      $ 22,428  $ 25,158

TABLE 6 - SECURITIES OF REGULAR BROKER-DEALERS

DAILY ASSETS GOVERNMENT OBLIGATIONS FUND    VALUE
----------------------------------------    -----
                  N/A

Monarch Funds


APPENDIX C - PROXY VOTING PROCEDURES

                                  MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders  of  the  various  series  of  Forum  Funds  and  Monarch  Funds
(collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

Monarch Funds


   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

   (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

   (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

   (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

   (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

   (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

   (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

   (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

   (3)  ANTI-TAKEOVER  ISSUES.   Measures  that  impede  takeovers  or  entrench
management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

Monarch Funds


   (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

   (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

      The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

Monarch Funds


                        MONARCH INVESTMENT ADVISORS, LLC

                      PROXY VOTING PROCEDURES AND POLICIES

                               AS OF JULY 30, 2003

I. GENERAL STATEMENT

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Monarch Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

   With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II. RESPONSIBILITIES

   The Adviser shall:

   A. vote proxies as described in Section III below.

   B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III. POLICIES AND PROCEDURES FOR VOTING PROXIES

   The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV. RECORDKEEPING AND ASSOCIATED PROCEDURES

   A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

       1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

       2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

       3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

       4. Ensure that the proxy is actually voted;

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       5. Develop a system to trace missing proxies expeditiously;

       6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

       7. Maintain the appropriate records as described below; and

       8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

      The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V. DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI. RECORDKEEPING

   The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Monarch Funds

                          STATEMENT OF ADDITIONAL INFORMATION



                          January 10, 2006


FUND INFORMATION:

Monarch Funds             DAILY ASSETS TREASURY FUND
Two Portland Square       DAILY ASSETS GOVERNMENT FUND
Portland, Maine 04101     DAILY ASSETS CASH FUND
(800) 754-8757

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8757


This Statement of Additional Information or "SAI" supplements the Prospectuses dated January 10, 2006 as may be amended from time to time, offering Preferred Shares, Universal Shares, Institutional Service Shares, Institutional Shares, and Investor Shares of the above-listed Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectuses. You may obtain the Prospectuses without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.


Certain information for the Funds included in the Prospectuses and the Annual Report to shareholders is incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Monarch Funds

TABLE OF CONTENTS

Glossary                                           1

Investment Policies and Risks                      2

Investment Limitations                             5

Investment by Financial Institutions               7

Management                                         8

Portfolio Transactions                            15

Purchase and Redemption Information               17

Taxation                                          19

Other Matters                                     21

Appendix A - Description of Securities Ratings   A-1

Appendix B - Miscellaneous Tables                B-1

Appendix C - Proxy Voting Procedures             C-1

Monarch Funds

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citigroup.

   "Administrator" means Citigroup.

   "Adviser" means Monarch Investment Advisors, LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means the U.S. Commodities Future Trading Commission.

   "Citigroup" means Citigroup Fund Services, LLC.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Forum Trust, LLC, the custodian of the Fund's assets.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.

   "Fund" means Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund.

   "Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, A Division of the McGraw Hill Companies.

   "Transfer Agent" means Citigroup.

   "Trust" means Monarch Funds.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

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INVESTMENT POLICIES AND RISKS

The following discussion supplements the disclosure in the Prospectuses about each Fund's investment techniques, strategies and risks.

A. SEC RULE 2A-7

Under Rule 2a-7 of the 1940 Act, each Fund normally must invest at least 95% of its total assets in securities that are rated (by NRSROs such as S&P) in the highest short-term rating category for debt obligations, or are unrated and determined to be of comparable quality. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and record keeping procedures. The Trust has established procedures to ensure that portfolio securities comply with regulatory quality criteria.

Pursuant to Rule 2a-7, the Board has established procedures to stabilize each Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of NAV as a result of fluctuating interest rates, based on available market rates, from a Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding distributions and utilizing a NAV as determined by using available market quotations.

B. FIXED INCOME SECURITIES

1. GENERAL

VARIABLE AND FLOATING RATE SECURITIES Each Fund may invest in fixed income securities with variable or floating rates. The yield of variable and floating rate securities varies in relation to changes in specific money market rates. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yield of the variable and floating rate securities and different securities may have different adjustable rates. Accordingly, as interest rates increase or decrease, the appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that a Fund invests in long-term variable or floating rate securities, the Adviser believes that the Fund may be able to take advantage of the higher yield that is usually paid on long-term securities.

Each Fund will only purchase variable or floating rate securities, whose interest rate is adjusted based on a single short-term rate or index such as the Prime Rate. Under Rule 2a-7, a Fund may only purchase securities with maturities of greater than 397 days that have demand features that meet certain requirements or that are certain long-term Government Securities.

Daily Assets Cash Fund may purchase variable and floating rate corporate master notes. Master notes with variable or floating interest rates are unsecured obligations that are redeemable upon notice. If you invest in master notes, you may invest fluctuating amounts in these instruments at varying rates of interest under a direct arrangement with the issuer. These obligations include master demand notes. The issuer of these obligations often has the right, after a given period, to prepay its outstanding principal obligations upon a specified number of days' notice. These obligations generally are not traded and there is generally no established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

ASSET-BACKED SECURITIES Each Fund may purchase adjustable rate mortgage or other asset-backed securities (such as Small Business Association securities). Daily Assets Treasury Fund may only purchase mortgage or asset-backed securities that are issued or guaranteed by the U.S. Treasury. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans that may be secured by real estate or other assets. Most mortgage backed securities are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in

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value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

SMALL BUSINESS ADMINISTRATION SECURITIES Small Business Administration ("SBA") securities are variable rate securities that are backed by the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime Rate. SBA securities generally have maturities at issue of up to 40 years. No Fund may purchase an SBA security if, immediately after the purchase, (1) the Fund would have more than 15% of its net assets invested in SBA securities or (2) the total unamortized premium (or the total accreted discount) on SBA securities would exceed 0.25% of the Fund's net assets.

COLLATERALIZED MORTGAGE OBLIGATIONS Each Fund may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by ARMs or by pools of conventional mortgages. CMOs typically have a number of classes or series with different maturities that are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

2. RISKS

INTEREST RATE RISK Changes in interest rates affect the market value of the interest-bearing fixed income securities held by a Fund. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including Government Securities, can change in value when there is a change in interest rates.

CREDIT RISK A Fund's investment in fixed income securities is subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. To limit credit risk, each Fund only invests in securities rated in the highest rating category of an NRSRO or those that are unrated and deemed to be of comparable credit quality by the Adviser.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the security. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

ASSET-BACKED SECURITIES The value of asset-backed securities may be significantly affected by changes in interest rates, the markets' perception of the issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize asset-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some asset-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of asset-backed securities by borrowers or foreclosures on the borrowers affect the average life of asset-backed securities. Prepayments may be triggered by various factors, including the level of interest rates, general

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economic conditions, the location and age of the assets underlying the security and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. A decrease in the rate of prepayments may extend the effective maturities of asset-backed securities, increasing their sensitivity to changes in market interest rates. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool and a Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. When this occurs, the Fund's yield will decline. The volume of prepayments of principal in the assets underlying a particular asset-backed security will influence the yield of that security and a Fund's yield. To the extent that a Fund purchases asset-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

C. REPURCHASE AGREEMENTS

1. GENERAL

Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

2. RISKS

Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities, and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. A Fund will only enter into a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

D. BORROWING

1. GENERAL

Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 33 1/3% of the Fund's total assets. Each Fund may borrow money for other purposes so long as such borrowings do not exceed 5% of the Fund's total assets. The purchase of securities is prohibited if a Fund's borrowing exceeds 5% or more of its total assets.

2. RISKS

Interest costs on borrowing may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principle payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowing but are not considered borrowing if a Fund maintains a segregated account.

E. WHEN-ISSUED SECURITIES

1. GENERAL

Each Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

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2. RISKS

At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables a Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by a Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment.

F. ILLIQUID SECURITIES

1. GENERAL

Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means repurchase agreements not entitling the holder to payment of principal within seven days and securities with legal or contractual restrictions on resale or the absence of a readily available market. Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated as illiquid securities if there is no readily available market for the instrument.

2. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security can become illiquid.

3. DETERMINATION OF LIQUIDITY

The Board has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace for the security, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

4. CORE AND GATEWAY (R) STRUCTURE

A Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of a Fund is fundamental. Each Fund has also adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental or not), the Fund may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund, as applicable.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. In the event that a Fund changes a policy to invest 80% of net assets (including borrowings) in certain types of securities, the Fund will notify shareholders at least 60 days before such change becomes effective.

Monarch Funds

For purposes of all investment policies of a Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A. FUNDAMENTAL LIMITATIONS

Each Fund may not:

DIVERSIFICATION With respect to 75% of its assets, purchase a security other than a Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

CONCENTRATION Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in Government Securities.

For purposes of concentration: (1) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (2) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (3) financial service companies will be classified according to the end users of their services, (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry).

UNDERWRITING Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

REAL ESTATE Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

COMMODITIES Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

BORROWING Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Fund's total assets.

SENIOR SECURITIES Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional classes that the Board may establish.

LENDING Make loans, except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

THRIFT INVESTOR LIMITATIONS With respect to Daily Assets Government Fund, purchase or hold any security that: (1) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets; and (2) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Fund not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

B. NONFUNDAMENTAL LIMITATIONS

Each Fund may not:

BORROWING Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets.

SECURITIES WITH VOTING RIGHTS Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act.

MARGIN; SHORT SALES Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

LIQUIDITY Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to

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payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

INVESTMENT BY FINANCIAL INSTITUTIONS


A.  INVESTMENTS BY  SHAREHOLDERS  THAT ARE BANKS - DAILY ASSETS  GOVERNMENT FUND

Daily Assets Government Fund invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Fund's investment portfolio will be modified accordingly, including by disposing of Fund securities or other instruments that no longer qualify under the Guidelines. In addition, the Fund does not intend to hold any securities or instruments that would be subject to restriction as to amount held by a national bank under Title 12, Section 24 (Seventh) of the United States Code. If the Fund includes any instruments that would be subject to a restriction as to amount held by a national bank, investment in the Fund may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Fund interests should qualify for a 20% risk-weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk-weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a Fund may be assigned to the 100% risk-weight category if it is determined that the Fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk-weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Fund. There are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Fund interests will be evaluated by bank examiners.

Before acquiring Daily Assets Government Fund shares (directly or indirectly), prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund shares is permissible and in compliance with any applicable investment or other limits.

Shares of Daily Assets Government Fund held by national banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares (either directly or indirectly), and thereafter may be required to review its investment in the Fund for the purpose of verifying compliance with applicable federal banking laws, regulations and policies.

National banks generally must review their investment holdings of Daily Assets Government Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, Daily Assets Government Fund will make available to its investors' information relating to the size and composition of its portfolio.

B.  INVESTMENTS BY  SHAREHOLDERS  THAT ARE CREDIT UNIONS - DAILY ASSETS TREASURY
FUND

Daily Assets Treasury Fund limits its investments to those that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Fund limits its investments to Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by Government Securities. Certain Government Securities owned by the Fund may be mortgage or asset-backed, but no such security will be: (1) a stripped mortgage backed security ("SMBS"); (2) a residual interest in a CMO or REMIC; or (3) a mortgage servicing right, a commercial mortgage related security or a small business related security. Each Fund may also invest in reverse repurchase agreements in accordance with 12 C.F.R. Section 703.100(j) to the extent otherwise permitted herein and in the Prospectuses.

C. INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - DAILY ASSETS GOVERNMENT FUND

Daily Assets Government Fund limits its investments to those legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C.
Section 1464)

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and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended.

MANAGEMENT

A. TRUSTEES AND OFFICERS

The Board is responsible for overseeing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Trust's distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Forum Funds, a registered investment company within the Fund Complex. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Forum Funds.

                                                           TERM OF OFFICE
                                                                             AND
                                  POSITION                     LENGTH               PRINCIPAL OCCUPATION(S)
         NAME                     WITH THE                    OF TIME                       DURING
    AND BIRTH DATE                 TRUST                       SERVED                    PAST 5 YEARS
----------------------- ---------------------------- --------------------------- ------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish       Chairman of the Board;       Trustee since 1989           Retired; Partner, Wolfe,
Born: November 9, 1943  Trustee; Chairman,                                        Block, Schorr and Solis-Cohen
                        Compliance  Committee,       Chairman  of the Board since LLP (law  firm)  2002  -  2003;
                        Nominating  Committee        2004                         Partner,  Thelen Reid & Priest
                        and  Qualified  Legal                                     LLP (law firm) from 1995 - 2002.
                        Compliance Committee

Costas Azariadis        Trustee; Chairman,           Trustee since 1989          Professor of Economics,
Born: February 15, 1943 Valuation Committee                                      University of California-Los
                                                                                 Angeles; Visiting Professor of
                                                                                 Economics, Athens University
                                                                                 of Economics and Business
                                                                                 1998 - 1999.

James C. Cheng          Trustee; Chairman, Audit     Trustee since 1989          President, Technology
Born: July 26, 1942     Committee                                                Marketing Associates
                                                                                 (marketing company for small-
                                                                                 and medium-sized businesses
                                                                                 in New England).

INTERESTED TRUSTEE

John Y. Keffer      Trustee; Chairman,              Trustee since 1989           President, Forum Trust, LLC
Born: July 15, 1942 Contracts Committee                                          (a non-depository trust company)
                                                                                 since  1997; President, Citigroup
                                                                                 Fund  Services, LLC ("Citigroup")
                                                                                 2003 - 2005; President, Forum
                                                                                 Financial Group,   LLC ("Forum") (a
                                                                                 fund services company acquired  by
                                                                                 Citibank, N.A. in 2003).

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                                                        TERM OF OFFICE
                                                                             AND
                                    POSITION                LENGTH        PRINCIPAL OCCUPATION(S)
          NAME                      WITH THE               OF TIME                DURING
     AND BIRTH DATE                  TRUST                  SERVED             PAST 5 YEARS
------------------------ ------------------------------ -------------- ------------------------------
OFFICERS

Simon D. Collier         President; Principal Executive   Since 2005   Managing Director and
Born: October 22, 1961   Officer                                       Principal Executive Officer,
                                                                       Foreside Fund Services, LLC,
                                                                       the Trust's Distributor since
                                                                       2005; Chief Operating Officer
                                                                       and Managing Director,
                                                                       Global Fund Services,
                                                                       Citibank, N.A. 2003 - 2005;
                                                                       Managing Director, Global
                                                                       Securities Services for
                                                                       Investors, Citibank, N.A. 1999
                                                                       - 2003.

Carl A. Bright           Principal Financial Officer      Since 2005   President, Foreside Fund
Born: December 20, 1957                                                Services, LLC, the Trust's
                                                                       Distributor since 2004;
                                                                       Consultant, Foreside Solutions,
                                                                       LLC  2000 - 2003 (a mutual
                                                                       fund development company).

Beth P. Hanson           Vice President/                  Since 2003   Relationship Manager,
Born: July 15, 1966      Assistant Secretary                           Citigroup since 2003;
                                                                       Relationship Manager, Forum
                                                                       1999 - 2003.

Sara M. Morris           Vice President                   Since 2004   Director and Relationship
Born: September 18, 1963                                               Manager, Citigroup since
                                                                       2004; Chief Financial
                                                                       Officer, The   VIA
                                                                       Group, LLC (a strategic
                                                                       marketing company)
                                                                       2000 - 2003.


Trudance L. Bakke        Treasurer                        Since 2005   Product Manager, Citigroup
Born: August 11, 1971                                                  since 2003; Senior Manager of
                                                                       Corporate Finance, Forum
                                                                       1999 - 2003.

David M. Whitaker        Secretary                        Since 2004   Product Manager, Citigroup
Born: September 6, 1971                                                since 2004; Assistant Counsel,
                                                                       PFPC, Inc. (a fund services
                                                                       company) 2000 - 2004.



B. TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES


                                                        AGGREGATE DOLLAR RANGE OF
                                                    OWNERSHIP AS OF DECEMBER 31, 2005
                        DOLLAR RANGE OF BENEFICIAL    IN ALL REGISTERED INVESTMENT
                       OWNERSHIP IN THE TRUST AS OF COMPANIES OVERSEEN BY TRUSTEE IN
TRUSTEES                    DECEMBER 31, 2005        FAMILY OF INVESTMENT COMPANIES
---------------------- ---------------------------- ---------------------------------

INTERESTED TRUSTEES
John Y. Keffer                     None                     $10,001 to 50,000

INDEPENDENT TRUSTEES
Costas Azariadis                   None                           None
James C. Cheng                     None                           None
J. Michael Parish                  None                       Over $100,000


C. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

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D. INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE The Trust's Audit Committee consists of Messrs. Azariadas, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended August 31, 2005, the Audit Committee met two times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders of interests in Trust series. During the fiscal period ended August 31, 2005, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Trust's Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs.
Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended August 31, 2005 the QLCC did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal period ended August 31, 2005, the Valuation Committee did not meet.

CONTRACTS COMMITTEE The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended August 31, 2005.

COMPLIANCE COMMITTEE The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting and thus did not meet during the fiscal year ended August 31, 2005.

E. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,500 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended August 31, 2005.

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                                                       TOTAL
                                                    COMPENSATION
                  COMPENSATION                     FROM TRUST AND
TRUSTEE            FROM FUNDS  BENEFITS RETIREMENT  FUND COMPLEX
-------           ------------ -------- ---------- --------------
John Y. Keffer      $     0      $ 0       $ 0        $     0
Costas Azariadis     20,428        0         0         41,300
James C. Cheng       20,428        0         0         41,300
J. Michael Parish    24,905        0         0         50,350


F. INVESTMENT ADVISER

1. SERVICES OF ADVISER

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all necessary services, facilities and personnel in connection with managing a Fund's investments and effecting portfolio transactions for the Fund. Anthony R. Fischer, Jr., has been the portfolio manager responsible for the day-to-day management of each Fund since its inception. Mr. Fischer has over 30 years of experience in the money market industry.

2. OWNERSHIP OF ADVISER


The investment adviser of each Fund is Monarch Investment Advisors, LLC, formerly known as Forum Investment Advisors, LLC, 812 N. Linden Dr., Beverly Hills, CA 90210. The Adviser is a privately owned company controlled by Anthony
R. Fischer, Jr., President of the Adviser and portfolio manager of the Fund and Jack J. Singer, Chief Executive Officer of the Adviser. The Adviser makes investment decisions for each Fund. In addition to the Funds, the Adviser manages one other money market fund.



3. FEES

With respect to Daily Assets Treasury Fund, Daily Assets Cash Fund and Daily Assets Government Fund, the Adviser receives an advisory fee at an annual rate of 0.06% for the first $200 million in combined assets of the Funds, 0.04% of the next $300 million in assets, and 0.03% of the remaining assets.

Table 1 in Appendix B shows for the past three fiscal years the dollar amount payable by each Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fee paid by each Fund.

4. OTHER

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of a Fund, and in either case by a majority of the Disinterested Trustees.

The Advisory Agreement is terminable with respect to each Fund without penalty by the Board on 60 days' written notice when authorized either by vote of the Fund's outstanding voting interests or by a majority vote of the Board, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, the Adviser is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. DISTRIBUTOR

1. SERVICES

The Distributor (also known as the principal underwriter) of each Fund's shares is located at Two Portland Square, First Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of

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Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity.


Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the distributor of the Trust in connection with the offering of a Fund's shares. The Distributor continually distributes shares of each Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. These financial institutions may charge a fee for their. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of a Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

2. FEES

The Distributor does not receive a fee for any distribution services performed except the distribution service fees with respect to the Shares of those Classes for which a distribution plan ("Plan") is effective.

3. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, effective June 1, 2005, the Distributor receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and (ii) an annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. These fees are subject to an annual minimum of $150,000 for the entire Trust.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance  Agreement,  the  Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

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4. OTHER

The Distribution Agreement with respect to a Fund must be approved at least annually by the Board or by majority vote of the shareholders of that Fund, and in either case by a majority of the Disinterested Trustees.

The Distribution Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding voting securities or by a majority vote of the Board, or by the Distributor on 60 days' written notice to the Trust.

Under the Distribution Agreement, the Distributor is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

Under the Distribution Agreement, the Distributor and certain related parties (such as the Distributor's officers and persons that control the Distributor) are indemnified by the Trust against all claims and expenses in any way related to alleged untrue statements of material fact contained in the Trust's Registration Statement or any alleged omission of a material fact required to be stated in the Registration Statement to make statements contained therein not misleading. The Trust, however, will not indemnify the Distributor for any such misstatements or omissions if they were made in reliance upon information provided in writing by the Distributor in connection with the preparation of the Registration Statement.

5. DISTRIBUTION PLAN

In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a Plan for Investor Shares of each Fund and B Shares and C Shares of Daily Assets Cash Fund. The Plan provides for the payment to the Distributor of a Rule 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Investor Shares and 0.75% for B Shares and C Shares.

The Plan provides that the Distributor may incur expenses for activities including, but not limited to: (1) expenses of sales employees or agents of the distributor, including salary, commissions, travel and related expense for services in connection with the distribution of shares; (2) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees; (3) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (4) the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor or others in connection with the offering of Investor Shares for sale to the public.

he Plan provides that all written agreements relating to the Plan must be approved by the Board, including a majority of the Disinterested Trustees. In addition, the Plan requires the Trust and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect with respect to a Fund for one year from the date of adoption and thereafter shall continue in effect provided they are approved at least annually by a majority vote of the shares of the Fund's Investor Shares or by the Board, including a majority of the Disinterested Trustees. The Plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution pursuant to the Plan without shareholder approval (a majority vote of outstanding Investor Shares of the Fund) and that other material amendments of the Plan must be approved by the Disinterested Trustees. The Board may terminate the Plan at any time by a majority of the Disinterested Trustees, or by the shareholders of a Fund's Investor Shares.

Table 3 in Appendix B shows the dollar amount of fees payable, waived, and paid under the Plan with respect to each Fund for the past three fiscal years.

H. OTHER SERVICE PROVIDERS

1. ADMINISTRATOR

The Administrator is responsible for supervising the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee with respect to each class of each Fund at an annual rate of 0.11% of the average daily net assets of each Fund except for B Shares and C Shares of Daily Assets Cash Fund, for which there is also a $25,000 annual fee.

The agreement with the Administrator (the "Administration Agreement") must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Administration

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Agreement is terminable without penalty by the Trust or by the Administrator with respect to a Fund on 90 days' written notice.

Under the Administration Agreement, the Administrator is not liable for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. The Administrator and certain related parties (such as The Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by each Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees paid by each Fund for the past three fiscal years.

2. TRANSFER AGENT

The Transfer Agent serves as transfer agent and distribution paying agent pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Officer of Comptroller of the Currency.






The Transfer Agency Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Transfer Agency Agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to a Fund on 60 days' written notice.

Under the Transfer Agency Agreement, the Transfer Agent is not liable for any act in the performance of its duties to a Fund, except for bad faith, willful misconduct, or gross negligence in the performance of its duties. The Transfer Agent and certain related parties (such as the Transfer Agent's officers and persons who control the Transfer Agent) are indemnified by the Trust against any and all claims and expenses related to the Transfer Agent's actions or omissions that are consistent with the Transfer Agent's contractual standard of care.

3. SHAREHOLDER SERVICE AGREEMENT

The Trust has adopted a shareholder service agreement (the "Shareholder Service Agreement") with respect to B Shares, C Shares, Institutional Shares, Investor Shares, and Institutional Service Shares of each Fund. Under the Shareholder Service Agreement, the Trust may pay the Administrator a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of each class except B Shares and C Shares for which the fee is 0.25%. The Administrator may pay any or all amounts of these payments to various institutions that provide shareholder servicing to their customers holding B Shares, C Shares, Institutional, Investor, and Institutional Service Shares.

The Shareholder Service Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board and a majority of the Disinterested Trustees. Any material amendment to the Shareholder Service Agreement must be approved by a majority of the Disinterested Trustees. The agreement may be terminated without penalty at any time by a vote of a majority of the Disinterested Trustees or the Administrator.

The Administrator may enter into shareholder servicing agreements with various shareholder servicing agents pursuant to which those agents, as agent for their customers, may agree among other things to: (1) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(2) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (3) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (4) arrange for the wiring of funds; (5) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(6) integrate periodic statements with other shareholder transactions; and (7) provide such other related services as the shareholder may request.

In offering or redeeming Fund shares, some shareholder servicing agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some shareholder servicing agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These

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shareholder servicing agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.

Table 5 in Appendix B shows the dollar amount of fees payable by each class of each Fund to the Administrator, the amount of the fees waived by the Administrator and the actual fees paid by each class for the past three fiscal years.

4. FUND ACCOUNTANT

The Accountant serves as fund accountant pursuant to an accounting agreement with the Trust (the "Fund Accounting Agreement"). The Accountant provides fund accounting services to each Fund. These services include calculating the NAV of each Fund and preparing the Fund's financial statements and tax returns.

The Accountant receives a fee of $36,000 per year, per Fund, plus $12,000 for each additional class over one for each Fund. The Accountant also receives certain surcharges and out of pocket expenses.

The Fund Accounting Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Disinterested Trustees. The Fund Accounting Agreement is terminable without penalty by the Trust or by the Accountant with respect to a Fund on 60 days' written notice.

Under the Fund Accounting Agreement, the Accountant is not liable to the Trust or any of the Trust's shareholders for any action or inaction in the absence of bad faith, willful misconduct or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Accounting Agreement. The Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Table 6 in Appendix B shows for the past three fiscal years the dollar amount payable by the Funds to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant for the past three fiscal years.

5. CUSTODIAN

The Custodian, pursuant to an agreement with the Trust, safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at Two Portland Square, Portland, Maine 04101.

For its services, the Custodian receives an annualized percentage of the average daily net assets of the Funds. The fees are accrued daily by the Funds and are paid monthly based on average net assets.

Comerica Bank is the subcustodian of each Fund. Comerica Bank is located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 47226.

6. LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue NW, Suite 200, Washington D.C. 20036, passes upon legal matters in connection with the issuance of shares of the Trust.

7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm of the Funds. The independent registered public accounting firm audits the annual financial statements of each Fund. The independent registered public accounting firm also reviews the tax returns and certain regulatory filings of each Fund.


PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for each Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. There are usually no brokerage commissions paid for any purchases. The Trust does not anticipate that the Funds will pay brokerage commissions, however, in the event a Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Fund that the Fund would otherwise be obligated to pay itself. Any transaction for which a Fund pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Fund by the broker-dealer effecting the transaction.

Monarch Funds


Allocations of transactions to dealers and the frequency of transactions are determined for each Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of interestholders of that Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available. The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks. No portfolio transactions are executed with the Adviser or any of its affiliates.

No Fund paid brokerage commissions during fiscal years ended August 31, 2003, 2004 and 2005.

A. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for a Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. When purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Adviser does not aggregate trades with respect to any series of the Trust including the Funds. Thus, as of the date of this SAI, the Adviser does not aggregate trades at all as it does not have any clients other than series of the Trust.

B. SECURITIES OF REGULAR BROKER-DEALERS

Table 7 of Appendix B lists each Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired by the Fund during the most recent fiscal year as well as the aggregate value of such securities held by the Fund as of the Fund's most recent fiscal year end.

C. PORTFOLIO HOLDINGS

Portfolio holdings of the Funds are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Funds' semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of those periods. You may request a copy of the Funds' latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Funds' top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Funds' investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.

The Board has authorized disclosure of the Funds' nonpublic portfolio holdings information to certain persons who provide services on behalf of each Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to each Funds' portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Funds' nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Funds' fiscal year end and may also have access to a Funds' nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Funds and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Funds' portfolio holdings.

No compensation is received by the Funds, nor, to the Funds' knowledge, paid to the Adviser or any other person in connection with the disclosure of the Funds' portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of

Monarch Funds


information concerning the Funds' portfolio holdings. The Funds' service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Funds' portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by a Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.


PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Shareholders of record may purchase or redeem shares or request any shareholder privilege in person at the offices of the Transfer Agent.


The Funds accept orders for the purchase or redemption of shares on each weekday except on Federal holidays or such other unscheduled days that the Federal Reserve is closed ("Fund Business Days"). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


Not all Funds or classes may be available for sale in the state in which you reside. Please check with your investment professional to determine a Funds' or class' availability.

B. ADDITIONAL PURCHASE INFORMATION

The Distributor sells shares of each Fund on a continuous basis.

Each Fund reserves the right to refuse any purchase request. There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges.

Fund shares are normally issued for cash only. At the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

C. IRAs

All contributions into an IRA through systematic investments are treated as IRA contributions made during the year the investment is received.

Each Fund may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth Individual Retirement Accounts (collectively, "IRAs"). Call the Funds at (800) 754-8757 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You may contribute up to $3,000 ($3,500 if you are age 50 or older) annually to an IRA. Only contributions to Traditional IRAs are tax-deductible (subject to certain requirements). However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $9,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $205,000.

This information on IRAs is based on regulations in effect as of January 1, 2004 and summarizes only some of the important federal tax considerations affecting IRA contributions. Consult your tax advisors about your specific tax situation.

Monarch Funds


D. UGMAs/UTMAs

These custodial accounts provide a way to give money to a child and obtain tax benefits. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). If the custodian's name is not in the account registration of a UGMA or UTMA account, the custodian must sign instructions in a manner indicating custodial capacity.

E. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures; you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of a Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

F. ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus or herein.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. A delay may occur in cases of very large redemptions, excessive trading or during unusual market conditions. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the Federal Reserve Bank of San Francisco is closed for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check to your record address.

G. SUSPENSION OF REDEMPTION RIGHT

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

H. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities. However, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Fund or if the amount to be redeemed is large enough to affect a Fund's operations, payment in portfolio securities may be denied. If redemption proceeds are paid wholly or partly in portfolio securities, shareholders may incur brokerage costs by converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

Monarch Funds


I. DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV as of the last business day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

As described in the Prospectuses, under certain circumstances, a Fund may close early and advance the time by which the Fund must receive a purchase or redemption order and payments. In this case, if an investor places an order after the cut-off time, the order will be processed on the follow-up business day and your access to the Fund will be temporarily limited.

TAXATION

The tax information set forth in the Prospectuses and the information in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders. No attempt has been made to present a complete explanation of the Federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect. The following discussion does not reflect the American Jobs Creation Act of 2004, passed by Congress in October 2004, which contains provisions that would alter certain aspects of this discussion, particularly with respect to foreign shareholders.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year-end of each Fund is August 31 (the same as the Funds' fiscal year end).

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

1. MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, net short-term capital gain and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of its net long-term capital gain over its net long-term capital loss) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

..   The Fund must  distribute  at least 90% of its  investment  company  taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..   The Fund must derive at least 90% of its gross income from certain  types of income derived with respect to its business of investing in securities.

..   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.  FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Monarch Funds

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. The distributions paid by a Fund will not qualify for the dividends-received deduction for corporate shareholders.

Under the code, a portion of the distributions from a regulated investment company may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets), provided that holding period and other requirements are met. Based upon the investment policies of each Fund, it is expected that none of a Fund's distributions will be treated as "qualified dividend income".

Each Fund anticipates distributing substantially all of its net capital gain, if any, for each tax year. These distributions generally are made only once a year, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to you on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year even if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to a Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

E. FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from a Fund will depend on whether the income is "effectively connected" with your U.S. trade or business.

If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 28% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

Monarch Funds


If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions and capital gain distributions will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the foreign tax consequences of an investment in a Fund.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the state and local tax consequences of an investment in a Fund.

OTHER MATTERS

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 7, 2003 and is registered as an open-end, management investment company under the 1940 Act. In April 2003, the Trust succeeded to the assets and liabilities of Monarch Funds, a statutory trust organized under the laws of the State of Delaware on July 10, 1992 and registered as an open-end, management investment company under the 1940 Act. Prior to June 9, 2003, the Funds operated under a master-feeder fund structure whereby they sought to achieve their respective investment objectives by investing all of their investable assets in separate portfolios (the "Portfolios") of Core Trust (Delaware) ("Core Trust"). The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares.

As of the date hereof, the Trust's series consists of the Funds and Daily Assets Government Obligations Fund. The Funds offer shares of beneficial interest in an Investor, Preferred, Institutional Service and Universal Shares of these series. Daily Assets Government Fund and Daily Assets Cash Fund also offer Institutional Shares. Daily Assets Government Obligations Fund offers only a Universal Share class. Daily Assets Cash Fund also offers shares of beneficial interest in B and C Share classes. Each class of a Fund may have a different expense ratio and its expenses will affect each class' performance.

The Funds are not required to maintain a code of ethics pursuant to Rule 17j-1 of the 1940 Act. However, the Adviser and the Distributor have adopted codes of ethics under that Rule; these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Trust and each Fund will continue indefinitely until terminated.

2. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each Fund and each class of shares has equal distribution, liquidation and voting rights. Fractional shares have these rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter.
Massachusetts law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

Monarch Funds


A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series) shares may, as set forth in the Trust Instrument, call a meeting of shareholders of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees. There are no conversion or preemptive rights in connection with shares of the Trust.

3. CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or a Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation.

B. FUND OWNERSHIP

As of December 12, 2005, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of each Fund and class.

Also as of that date, certain shareholders of record owned 5% or more of a Fund or class. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a Fund or class are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 12, 2005, the following persons beneficially or of record owned 25% or more of the shares of a Fund and may be deemed to control the Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


         CONTROLLING PERSON
           INFORMATION      NAME AND ADDRESS SHARES % OF CLASS % OF FUND
       -------------------- ---------------- ------ ---------- ---------
               None               N/A         N/A      N/A        N/A


C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Under Massachusetts law, shareholders of a Fund conceivably may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each Fund's property of any shareholder or former shareholder held personally liable for the obligations of a Fund. The Trust Instrument also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Massachusetts law does not apply, no contractual limitation of liability was in effect, and a Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever. A Trustee is not, however, protected against any liability to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES

Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available (1) without charge, upon request, by contacting the Transfer Agent at
(800) 754-8757 and (2) on the SEC's website at www.sec.gov.

E. REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed

Monarch Funds


therewith, may be examined at the office of the SEC in Washington, D.C. You may also review the registration statement at the SEC's web site at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended August 31, 2005, which are included in the Funds' annual report to Shareholders, are incorporated herein by reference. These financial statements include only the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes, report of independent registered public accounting firm and other items required by Regulation S-X.

                                                                   Monarch Funds

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds

Moody's

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Note Plus (+) or minus (-). The ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The 'r' symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                                                   Monarch Funds

Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
         . Leading market positions in well-established industries. . High rates of return on funds employed. . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

    A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Fitch

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

                                                                   Monarch Funds

APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The fees payable by the Funds under the Investment Advisory Agreement for the years ended August 31, 2005 and 2004 and the period June 9, 2003 to August 31, 2003 were:


                              DAILY ASSETS   DAILY ASSETS   DAILY ASSETS
        YEAR ENDED AUGUST 31, TREASURY FUND GOVERNMENT FUND  CASH FUND
        --------------------- ------------- --------------- ------------
                2005            $ 44,636       $ 465,725     $ 132,398
                2004              87,513         334,271       181,812
                2003              23,356          48,805        48,075


The fees payable by the Portfolios under the Investment Advisory Agreement for the past three years were:

                                  TREASURY CASH GOVERNMENT CASH   CASH
      YEAR ENDED AUGUST 31,         PORTFOLIO      PORTFOLIO    PORTFOLIO
      ---------------------       ------------- --------------- ---------
      2003 (9/1/2002 to 6/8/2003)   $ 40,096       $ 73,695     $ 221,143

TABLE 2 - COMPLIANCE FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor.


                                  COMPLIANCE  COMPLIANCE FEE COMPLIANCE FEE
     FUND                         FEE ACCRUED     WAIVED        RETAINED
     ----                         ----------- -------------- --------------
     Daily Assets Treasury Fund    $ 11,667        $ 0          $ 11,667
     Daily Assets Government Fund   103,471          0           103,471
     Daily Assets Cash Fund          31,043          0            31,043


TABLE 3 - DISTRIBUTION FEES

The fees payable by the Funds (including their predecessors) under the Distribution Plan for the past three years were:

INVESTOR SHARES

     YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED  FEE PAID
     ---------------------            --------------- ---------- ----------
     2005
        Daily Assets Treasury Fund      $  147,943      $    0   $  147,943
        Daily Assets Government Fund       175,374           0      175,374
        Daily Assets Cash Fund             580,256           0      580,256
     2004
        Daily Assets Treasury Fund         218,498       1,301      217,197
        Daily Assets Government Fund       165,694           0      165,694
        Daily Assets Cash Fund             723,362           0      723,362
     2003
        Daily Assets Treasury Fund         280,893         990      279,903
        Daily Assets Government Fund       146,103          --      146,103
        Daily Assets Cash Fund           1,120,169          --    1,120,169


For the fiscal year ended August 31, 2005, all of the fees paid under the Distribution Plan were made to financial institutions that make the Funds' Investor Shares available for sale to their clients and for marketing of the Funds' Investor Shares.

                                                                   Monarch Funds


B SHARES


         YEAR ENDED AUGUST 31,      CONTRACTUAL FEE FEE WAIVED FEE PAID
         ---------------------      --------------- ---------- --------
         2005
            Daily Assets Cash Fund.      $ 216         $ 0      $ 216

C SHARES

         YEAR ENDED AUGUST 31,      CONTRACTUAL FEE FEE WAIVED FEE PAID
         ---------------------      --------------- ---------- --------
         2005
            Daily Assets Cash Fund.      $ 236         $ 0      $ 236

TABLE 4 - ADMINISTRATION FEES

The fees payable by the Funds under the Administration Agreement for the past three years were:

PREFERRED SHARES

      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund      $       --     $     --  $     --
         Daily Assets Government Fund     1,090,262      625,040   465,222
         Daily Assets Cash Fund              23,027       23,027        --
      2004
         Daily Assets Treasury Fund              --           --        --
         Daily Assets Government Fund       685,430      422,739   262,691
         Daily Assets Cash Fund              10,351        8,955     1,396
      2003
         Daily Assets Treasury Fund              --           --        --
         Daily Assets Government Fund        61,889       61,889        --
         Daily Assets Cash Fund               7,195        7,195        --


UNIVERSAL SHARES


      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $ 57,626      $ 22,491  $ 35,135
         Daily Assets Government Fund       83,845        12,488    71,357
         Daily Assets Cash Fund             34,506        22,043    12,463
      2004
         Daily Assets Treasury Fund        146,972        25,003   121,969
         Daily Assets Government Fund      123,662         7,789   115,873
         Daily Assets Cash Fund             94,419        15,965    78,454
      2003
         Daily Assets Treasury Fund         34,569        34,569        --
         Daily Assets Government Fund       83,015        30,667    52,348
         Daily Assets Cash Fund             64,494        24,727    39,767

                                                                   Monarch Funds

INSTITUTIONAL SERVICE SHARES

      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $ 14,835      $ 3,914   $ 10,921
         Daily Assets Government Fund       72,227        8,338     63,889
         Daily Assets Cash Fund             32,044        7,725     24,319
      2004
         Daily Assets Treasury Fund         26,175           --     26,175
         Daily Assets Government Fund       73,864           --     73,864
         Daily Assets Cash Fund             31,949           --     31,949
      2003
         Daily Assets Treasury Fund         23,480           --     23,480
         Daily Assets Government Fund       17,377           --     17,377
         Daily Assets Cash Fund              8,378           --      8,378


INSTITUTIONAL SHARES


      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $     --      $    --   $     --
         Daily Assets Government Fund       61,847        5,942     55,905
         Daily Assets Cash Fund             64,979       16,364     48,615
      2004
         Daily Assets Treasury Fund             --           --         --
         Daily Assets Government Fund       81,949           --     81,949
         Daily Assets Cash Fund            105,468           --    105,468
      2003
         Daily Assets Treasury Fund             --           --         --
         Daily Assets Government Fund       67,234           --     67,234
         Daily Assets Cash Fund            129,713           --    129,713


INVESTOR SHARES


      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $ 60,961      $ 19,995  $ 40,966
         Daily Assets Government Fund       72,237         5,078    67,159
         Daily Assets Cash Fund            239,115        22,805   216,310
      2004
         Daily Assets Treasury Fund         96,142            --    96,142
         Daily Assets Government Fund       72,906            --    72,906
         Daily Assets Cash Fund            318,315            --   318,315
      2003
         Daily Assets Treasury Fund         79,748            --    79,748
         Daily Assets Government Fund       41,944            --    41,944
         Daily Assets Cash Fund            308,532            --   308,532


B SHARES


         YEAR ENDED AUGUST 31,      CONTRACTUAL FEE FEE WAIVED FEE PAID
         ---------------------      --------------- ---------- --------
         2005
            Daily Assets Cash Fund     $ 19,365        $ 0     $ 19,365

C SHARES


         YEAR ENDED AUGUST 31,      CONTRACTUAL FEE FEE WAIVED FEE PAID
         ---------------------      --------------- ---------- --------
         2005
            Daily Assets Cash Fund     $ 19,710        $ 0     $ 19,710


The fees payable by the Portfolios under an agreement between Core Trust and the Administrator for the past three years were:

       YEAR ENDED AUGUST 31,         CONTRACTUAL FEE FEE WAIVED FEE PAID
       ---------------------         --------------- ---------- --------
       2003 (9/1/2002 to 6/8/2003)
          Treasury Cash Portfolio       $ 56,022        $ --    $ 56,022
          Government Cash Portfolio      103,596          --     103,596
          Cash Portfolio                 311,499          --     311,499


TABLE 5 - SHAREHOLDER SERVICE FEES

The fees payable by the Funds under the Shareholder Services Agreement for the past three years were:

INSTITUTIONAL SERVICE SHARES


      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $ 28,807      $ 19,461  $  9,346
         Daily Assets Government Fund      140,326        27,259   113,067
         Daily Assets Cash Fund             62,227        24,521    37,706
      2004
         Daily Assets Treasury Fund         47,593        24,244    23,349
         Daily Assets Government Fund      134,299        35,068    99,231
         Daily Assets Cash Fund             58,111        25,872    32,239
      2003
         Daily Assets Treasury Fund         63,741        63,741        --
         Daily Assets Government Fund       31,595        20,908    10,687
         Daily Assets Cash Fund             15,232         9,590     5,642


INSTITUTIONAL SHARES


      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $     --      $    --   $     --
         Daily Assets Government Fund      120,100       18,034    102,066
         Daily Assets Cash Fund            126,157       33,581     92,576
      2004
         Daily Assets Treasury Fund             --           --         --
         Daily Assets Government Fund      148,998       30,676    118,322
         Daily Assets Cash Fund            191,809       54,380    137,429
      2003
         Daily Assets Treasury Fund             --           --         --
         Daily Assets Government Fund      190,158       54,396    135,762
         Daily Assets Cash Fund            394,415       73,722    320,693

                                                                   Monarch Funds

INVESTOR SHARES


      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $ 118,355     $ 45,124  $ 73,231
         Daily Assets Government Fund       140,301       13,437   126,864
         Daily Assets Cash Fund             464,209       59,028   405,181
      2004
         Daily Assets Treasury Fund         174,800       36,912   137,888
         Daily Assets Government Fund       132,556       13,812   118,744
         Daily Assets Cash Fund             578,693       67,864   510,829
      2003
         Daily Assets Treasury Fund         224,717       70,252   154,465
         Daily Assets Government Fund       116,884       29,317    87,567
         Daily Assets Cash Fund             896,145       79,409   816,736


B SHARES


         YEAR ENDED AUGUST 31,      CONTRACTUAL FEE FEE WAIVED FEE PAID
         ---------------------      --------------- ---------- --------
         2005
            Daily Assets Cash Fund       $ 72          $ 0       $ 72


C SHARES


         YEAR ENDED AUGUST 31,      CONTRACTUAL FEE FEE WAIVED FEE PAID
         ---------------------      --------------- ---------- --------
         2005
            Daily Assets Cash Fund       $ 79          $ 0       $ 79


TABLE 6 - FUND ACCOUNTING FEES

The fees payable by the Funds under the Accounting Agreement for the past three years were:

      YEAR ENDED AUGUST 31,            CONTRACTUAL FEE FEE WAIVED FEE PAID
      ---------------------            --------------- ---------- --------
      2005
         Daily Assets Treasury Fund       $ 58,664       $  --    $ 58,664
         Daily Assets Government Fund       88,021          --      88,021
         Daily Assets Cash Fund            117,171          --     117,171
      2004
         Daily Assets Treasury Fund         72,015          --      72,015
         Daily Assets Government Fund      123,273          --     123,273
         Daily Assets Cash Fund            104,561          --     104,561
      2003
         Daily Assets Treasury Fund         21,778          --      21,778
         Daily Assets Government Fund       28,241          --      28,241
         Daily Assets Cash Fund             26,174          --      26,174

The fees payable by the Portfolios under an agreement between the Core Trust and the Accountant for the past three years were:

       YEAR ENDED AUGUST 31,         CONTRACTUAL FEE FEE WAIVED FEE PAID
       ---------------------         --------------- ---------- --------
       2003 (9/1/2002 to 6/8/2003)
          Treasury Cash Portfolio        $24,498       $  --    $24,498
          Government Cash Portfolio       32,739          --     32,739
          Cash Portfolio                  41,415          --     41,415

                                                                   Monarch Funds


TABLE 7 - SECURITIES OF REGULAR BROKER-DEALERS

The regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the fiscal year ended August 31, 2005 and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year ended were as follows:


              DAILY ASSETS TREASURY FUND     VALUE (000'S OMITTED)
              --------------------------     ---------------------
              Deutsche Bank Securities, Inc.        $12,950
              Bear Stearns & Co., Inc.               12,500
              Merrill Lynch & Co., Inc.              12,500
              Goldman Sachs & Co.                    12,500
              Bank of America Securities              7,750


              DAILY ASSETS GOVERNMENT FUND   VALUE (000'S OMITTED)
              ----------------------------   ---------------------
              Bear Stearns & Co., Inc.              $50,000
              Deutsche Bank Securities, Inc.         50,000
              Goldman Sachs & Co.                    17,800
              Bank of America Securities             13,600


             DAILY ASSETS CASH FUND           VALUE (000'S OMITTED)
             ----------------------           ---------------------
             Deutsche Bank Securities, Inc.          $64,969
             Bear Stearns & Co., Inc.                 62,865
             Bank of America Securities               43,780
             Goldman Sachs & Co.                      32,069
             Merrill Lynch & Co., Inc.                15,034
             Morgan Stanley Dean Witter & Co.         15,027


TABLE 8 - 5% SHAREHOLDERS

As of December 12, 2005, the shareholders listed below owned of record 5% or more of the outstanding shares of each Class of Shares of the Funds.


   5% SHAREHOLDERS         NAME AND ADDRESS             SHARES     % OF CLASS
   --------------- --------------------------------- ------------- ----------
   DAILY ASSETS
   TREASURY FUND

   Institutional   Adams Plumbing & Heating, Inc.    2,868,443.400    23.82
   Service         P.O. Box 126
   Shares          Adams, MA 01220

                   David A Gill                      1,537,063.360    12.76
                   Physicians Interindemnity Trust
                   LA Superior Court Case 145996
                   2029 Century Park East
                   Third Floor
                   Los Angeles, CA 90067

                   Repub & Co.                       1,325,668.180    11.01
                   201 N Figueroa St. Suite 610
                   Los Angeles, CA 90012

                   Western Mass Lifecare Corp.       1,239,928.080    10.30
                   807 Wilbraham Rd.
                   Springfield, MA 01109



                                       B-6


                                                                   Monarch Funds



                   Sullivan Kelly & Associates, Inc.   884,046.550     7.34
                   In Trust for various entities
                   under California Insurance
                   Code Section 1733 & 1734
                   P.O. Box 1348
                   Duarte, CA 91010

                   National Yiddish Book Center        815,069.580     6.77
                   1021 West St.
                   Amherst, MA 01002-3375

   Investor Shares Metastorm, Inc.                   4,425,601.480     8.43
                   8825 Stanford Blvd.
                   Suite 200
                   Columbia, MD 21045

                   Maxson Young Associates, Inc.     3,481,791.290     6.63
                   180 Montgomery St. Suite 2100
                   San Francisco, CA 94104-4231

                   Robert F. Driver Co., Inc.        3,444,244.240    6.56
                   Trust Account
                   1620 Fifth Avenue
                   San Diego, CA 92101

    DAILY ASSETS CASH FUND

    Preferred Shares       Calhoun & Co.              33,902,338.730   89.21
                           C/O Comerica Bank
                              411 Lafayette Street
                           Mail Code 3455
                           Detroit, MI 48226

                           Sunwest Bank                4,101,188.100   10.79
                             17542 East 17th Street
                           Suite 200
                           Tustin, CA 92780

                                                                   Monarch Funds



  Universal Shares Coastcast Corp.                      25,511,943.550   30.17
                   3025 East Victoria Street
                   Rancho Dominguez, CA 90221

                   Captiva Software Corp.               14,180,357.470   16.77
                      10145 Pacific Height Blvd, 6th Floor
                   San Diego, CA 92121

                   Vidient Systems, Inc.                12,137,047.970   14.35
                   640 W California Ave. Suite 220
                   Sunnyvale, CA 94086

                   Maine Mutual Fire Insurance           7,066,231.850    8.36
                   44 Maysville Road
                   P.O. Box 729 Presque Isle, ME 04769

                   Adomo, Inc.                            7,000,000.00    8.28
                   20401 Stevens Creek Blvd.
                   Cupertino, CA 95014

                   Spectrum Medical Group PA              4,821,863.44    5.70
                   300 Professional Drive
                   Scarborough, ME 04074-8433

  Institutional    Engineering Services & Products       6,857,887.940   25.22
  Service Shares   1395 John Fitch Blvd.
                   South Windsor, CT 06074

                   Tighe & Bond, Inc.                    2,510,088.240    9.23
                   53 Southampton Road
                   Westfield, MA 01085

                   PMP                                   2,432,857.320    8.95
                   82 Cambridge Street
                   Burlington, MA 08103

                   Springfield Anesthesia Service        2,247,717.530    8.27
                   908 Allen Street
                   Springfield, MA

                   Associated Builders, Inc.             1,971,295.610    7.25
                   4 Industrial Dr.
                   South Hudley, MA 01075

                   Video Communications, Inc.            1,910,307.760    7.03
                   146 Chestnut St.
                   Springfield, MA 01103

                   Estyle, Inc.                          1,731,032.920    6.37
                   865 South Figueroa
                   Suite 2700
                   Los Angeles, CA 90017

                                                                   Monarch Funds


Institutional    Repub & Co.                             16,586,890.130    29.32
  Shares         C/O Imperial Trust
                 201 N Figueroa St. Suite 610
                 Los Angeles, CA 90012

                 Soundbite Communications, Inc.           7,969,972.740    14.09
                 3 Burlington Woods Dr.
                 Burlington, MA 01803

                 Ligand Pharmaceuticals, Inc.             5,798,900.300    10.25
                 10275 Science Center Dr.
                 San Diego, CA 92121

                 Affinity Medical Group                   4,225,113.760     7.47
                 C/O Pacific Partners Management
                 1165 Triton Dr.
                 Foster City, CA 94404

Investor Shares  Prometheus Laboratories, Inc.           25,124,752.470    12.28
                 5739 Pacific Center Blvd.
                 San Diego, CA 92121

                 Union Bank of California                17,920,880.350     8.76
                 P.O. Box 85636
                 San Diego, CA 92186

                 Netflix Com, Inc.                       12,452,052.420     6.09
                 970 University Ave.
                 Los Gatos, CA 95030-1620

                 Visicu, Inc.
                 2400 Boston St. Suite 302               10,983,379.610     5.37
                 Baltimore, MD 21224

B Shares         Henderson Global Investors NA, Inc.         30,310.430   100.00
                 FBO Henderson Global Funds Shareholder
                 737 N Michigan Ave. Suite 1950
                 Chicago, IL 60611

C Shares         Henderson Global Investors NA, Inc.         64,329.240   100.00
                 FBO Henderson Global Funds Shareholder
                 737 N Michigan Ave. Suite 1950
                 Chicago, IL 60611

DAILY ASSETS
GOVERNMENT FUND

Preferred Shares Alliance Title Co., Inc.               225,000,000.000    26.93
                 Comerica Bank California
                 2321 Rosecrans Ave. Suite 5000
                 El Segundo, CA 90245

                 Financial Title Company                225,000,000.000    26.93
                 Comerica Bank California
                 2321 Rosecrans Ave. Suite 5000
                 El Segundo, CA 90245

                 Nation's Holding Group                 150,000,000.000    17.95
                 Comerica Bank California
                 2321 Rosecrans Ave. Suite 5000
                 El Segundo, CA 90245

                                                                   Monarch Funds


                Capital Title Group, Inc.              100,000,000.000   11.97
                Comerica Bank California
                2321 Rosecrans Ave. Suite 5000
                El Segundo, CA 90245

                GMAC Residential Holding Corp.          82,000,000.000    9.81
                Comerica Bank California
                2321 Rosecrans Ave. Suite 5000
                El Segundo, CA 90245

 Universal      Los Angeles Lakers                      22,724,209.230   44.84
 Shares         555 North Nash Street
                El Segundo, CA 90245

                Capital Title Group, Inc.               14,819,978.510   29.24
                2901 East Camelback Rd.
                Phoenix, AZ 85016

                Digital Theater Systems                  5,099,870.060   10.06
                5171 Clareton Dr.
                Agoura Hills, CA 91301

                Jerry H. Buss                            4,020,239.730    7.93
                FBO Jerry H Buss Family Trust
                555 N Nash St.
                El Segundo, CA 90245

                Gemisys Corp.                            2,750,000.000    5.43
                P.O. Box 3857
                Englewood, CO 80155-3857

 Institutional  Microsemi Corp.                         32,182,826.230   27.29
 Shares         2381 Morse Ave.
                Irvine, CA 92614

                Repub & Co.                             26,528,032.120   22.50
                C/O Imperial Trust
                201 N Figueroa St. Suite 610
                Los Angeles, CA 90012

                Fairshare Vacation Owners Assoc. Trust   13,160,501.66   11.16
                10750 W Charleston Blvd. Suite 150
                Las Vegas, NV 89135

                Sentillion, Inc.                         5,905,008.950    5.01
                300 Brickstone Sq.
                Andover, MA 01810

 Institutional  The Dennis Group, Inc.                  29,929,964.610   43.17
 Service Shares 1391 Main Street
                Springfield, MA 01103

                Provide Commerce, Inc.                  16,507,969.300   26.46
                5005 Waterridge Vista Dr.
                San Diego, CA 92121

                                                                   Monarch Funds


                 Quatrx Pharmaceuticals                  4,100,029.840    6.57
                 777 E Eisenhower Pkwy Suite 100
                 Ann Arbor, MI 48108

                 Exagrid Systems, Inc.                   3,920,656.180    6.28
                 200 West Park Dr. Suite 100
                 Ann Arbor, MI 48108

                 Mardens, Inc.                           3,301,080.970    5.29
                 184 College Ave.
                 Waterville, ME 04901

 Investor Shares Overland Storage, Inc.                  9,198,019.220   16.61
                 4820 Overland Ave.
                 San Diego, CA 92123

                 Landmark Education Capital Mgmt Corp.   7,091,823.270   12.81
                 Imperial Bank Collateral Account
                 353 Sacramento Street
                 Suite 200
                 San Francisco, CA 94111

                 Provide Commerce, Inc.                  3,623,393.370    6.55
                 5005 Waterridge Vista Dr.
                 San Diego, CA 92121

                 Landmark Education Capital Mgmt Corp.   3,605,108.790    6.51
                 353 Sacramento Street
                 Suite 200
                 San Francisco, CA 94111

                 In Patient Consultants Management, Inc. 2,844,094.840    5.14
                 4605 Lankershim Blvd. Suite 617
                 North Hollywood, CA 91602

                                                                   Monarch Funds

APPENDIX C - PROXY VOTING PROCEDURES

                                  MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

   SECTION 1. PURPOSE

   Shareholders  of  the  various  series  of  Forum  Funds  and  Monarch  Funds
(collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

    (A)      ADVISER.Pursuant to the investment advisory agreements between the
                    Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

                                                                   Monarch Funds

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

   (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

   (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

   (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

   (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

   (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

   (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

   (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

   (3)  ANTI-TAKEOVER  ISSUES.   Measures  that  impede  takeovers  or  entrench
management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

                                                                   Monarch Funds

   (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

   (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

      The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                                                                   Monarch Funds


                        MONARCH INVESTMENT ADVISORS, LLC

                      PROXY VOTING PROCEDURES AND POLICIES

                               AS OF JULY 30, 2003

I. GENERAL STATEMENT


   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Monarch Investment Advisors, LLC (the "Adviser") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

   With respect to its registered investment company clients (the "Trusts"), the Adviser has proxy voting responsibility and has implemented these policies and procedures. The Trusts look to the Adviser to be responsive to matters relating to corporate governance. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of the Trusts' investments. The Adviser's portfolio managers routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

II. RESPONSIBILITIES

   The Adviser shall:

    A. vote proxies as described in Section III below.

    B. periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of all clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

    C. be responsible for coordinating the delivery of proxies by the custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

III. POLICIES AND PROCEDURES FOR VOTING PROXIES

   The Adviser has adopted the Trusts' proxy voting policies, which are attached hereto. To the extent that a Trust's policies do not cover potential voting issues with respect to proxies received by a Trust, the Trust has delegated to the Adviser the authority to act on its behalf to promote the Trust's investment objectives, subject to the provisions of a Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

IV. RECORDKEEPING AND ASSOCIATED PROCEDURES

   A. All proxies received by the Adviser will be sent to the Portfolio Managers. The Portfolio Managers, or their staff, will:

       1. Ensure that proxies are logged in, timely reviewed, voted and submitted;

       2. Determine which accounts managed by the Adviser hold the security to which the proxy relates and reconcile proxies received with the stock held on the record date;

       3. Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

                                                                   Monarch Funds

       4. Ensure that the proxy is actually voted;

       5. Develop a system to trace missing proxies expeditiously;

       6. Monitor performance of the custodian to ensure timely receipt of proxies by identified staff;

       7. Maintain the appropriate records as described below; and

       8. Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Trust applies to the Non-Routine Items and Conflict of Interest Items.

   The Adviser staff responsible for proxy voting shall be educated and trained as to these procedures. Each person involved in the voting of proxies shall have a copy of the policy and complete the acknowledgement attached as Exhibit A.

V. DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its investment company clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Compliance Officer will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

VI. RECORDKEEPING

   The Portfolio Managers or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Trust Instrument of Registrant dated February 7, 2003 (Exhibit incorporated by reference as filed as Exhibit (a) in Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

(b) By-Laws of Registrant dated February 11, 2003 (Exhibit incorporated by reference as filed as Exhibit (b) in Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

(c) Sections 2.10 and 10.3 and Article VII of the Agreement and Declaration of Trust filed as Exhibit 23(a) to Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

(d) (1)  Investment   Advisory   Agreement  between  Registrant  and  Forum
         Investment Advisors, LLC dated June 14, 2003 (Exhibit incorporated by reference as filed as Exhibit (d) in Post-Effective Amendment No. 34 via Edgar on July 23, 2003, accession number 0001004402-03-000438).


    (2) Form of Investment Advisory Agreement between Registrant and Monarch Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(2) in Post-Effective Amendment No. 43 via Edgar on December 29, 2005, accession number 0001275125-05-000640).



(e) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated as of February 11, 2003, and as amended and restated October 1, 2004 (Exhibit incorporated by reference as filed as Exhibit (e) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).

(f)      None.

(g) Custodial Services Agreement between Registrant and Forum Trust, LLC dated June 6, 2003 (Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 34 via Edgar on July 23, 2003, accession number 0001004402-03-000438).

(h) (1)  Administration    Agreement   between   Registrant   and   Forum
         Administrative Services, LLC dated as of September 30, 2004 (Exhibit incorporated by reference as filed as Exhibit (h) (1) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).

    (2) Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC dated as of November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h) (2) in Post-Effective Amendment No. 35 via Edgar on December 31, 2003, accession number 0001004402-03-000653).

    (3) Shareholder Service Agreement between Registrant and Forum Administrative Services, LLC dated as of February 11, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post-Effective Amendment No. 32 via Edgar on April 23, 2003, accession number 0001004402-03-000257).

    (4) Shareholder Service Agreement between Registrant and Forum Administrative Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(4) in Post-Effective Amendment No. 38 via Edgar on September 30, 2004, accession number 0001275125-04-000332).

    (5) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated as of November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h) (4) in Post-Effective Amendment No. 35 via Edgar on December 31, 2003, accession number 0001004402-03-000653).

    (6) Compliance Services Agreement between Registrant and Foreside Fund Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 (Exhibit incorporated by reference as filed as Exhibit (h) (6) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).


(i) Opinion and Consent of Kirkpatrick & Lockhart LLP (Exhibit incorporated by reference as filed as Exhibit (i) in Post-Effective Amendment No. 43 via Edgar on December 29, 2005, accession number 0001275125-05-000640).


(j) Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit (j).

(k)      None.

(l)      None.

(m) Rule 12b-1 Plan dated September 14, 2004 adopted by Registrant Investor Shares, B Shares and C Shares (Exhibit incorporated by reference as filed as Exhibit (m) in Post-Effective Amendment No. 38 via Edgar on September 30, 2004,accession number 0001275125-04-000332).

(n) Multiclass (Rule 18f-3), as amended (Exhibit incorporated by reference as filed as Exhibit (n) in Post-Effective Amendment No. 38 via Edgar on September 30, 2004, accession number 0001275125-04-000332).

(p) (1) Not required for the Registrant because the securities being registered are money market funds.


    (2) Code of Ethics adopted by Monarch Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (2) in Post-Effective Amendment No. 43 via Edgar on December 29, 2005, accession number 0001275125-05-000640).


    (3) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p) (3) in Post-Effective Amendment No. 42 via Edgar on October 28, 2005, accession number 0001275125-05-000544).

Other Exhibits:


    (1) Powers of Attorney of John Y. Keffer, James C. Cheng, J. Michael Parish and Costas Azariadis, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits in Post-Effective Amendment No. 43 via Edgar on December 29, 2005, accession number 0001275125-05-000640).




ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 25.  INDEMNIFICATION

         AGREEMENT AND DECLARATION OF TRUST

         The Registrant's Agreement and Declaration of Trust requires the Registrant to indemnify existing or former trustees and officers of the Registrant to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is qualified in its entirety by the contents of the Agreement and Declaration of Trust included in this Registration Statement as Exhibit 23(a) and which is incorporated herein by reference.

         DISTRIBUTION AGREEMENT

         The Registrant's Distribution Agreement requires the Registrant's distributor to indemnify, defend and hold the Registrant and its several officers and trustees free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, cots, charges, reasonable counsel fees and other expenses of ever nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) (collectively, "Damages") but only if such Damages arise out of or are based upon:

                  (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the distributor; or

                  (ii) any error of judgment or mistake of law, for any loss arising out of any investment, or for any action or inaction of the distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of the distributor's duties or obligations under this Agreement or by reason or the distributor's reckless disregard of its duties and obligations under this Agreement.

         This description is qualified in its entirety by the contents of the Distribution Agreement included in this Registration Statement as
         Exhibit 23(e) and which is incorporated herein by reference.

         INVESTMENT ADVISORY AGREEMENT

         The Registrant's Investment Advisory Agreement provides the adviser will be liable to the Registrant for error of judgment or mistake of law, for any loss arising out of any investment, or in any event due resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, or by reason of reckless disregard of its obligations and duties under the agreement.

         This description is qualified in its entirety by the contents of the Investment Advisory Agreement included in this Registration Statement as Exhibit 23(d) and which is incorporated herein by reference.

         OTHER AGREEMENTS OF THE REGISTRANT

         The Registrant's Administration Agreement requires the Registrant's administrator to indemnify and hold harmless the Registrant, its employees, agents, trustees, and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of ever nature and character (collectively, "Damages") arising out of the administrator's actions taken or failures to act with respect to a series of the Registrant due to bad faith, willful misfeasance or gross negligence in the performance of the administrator's duties or obligations under the agreement or by reason of the administrator's reckless disregard of its duties and obligations under the agreement.

         The  Registrant's   Transfer  Agency  Agreement  and  Fund  Accounting
         Agreement contain similar indemnification language.

         This description is qualified in its entirety by the contents of the Administration Agreement, the Transfer Agency Agreement, and the Fund Accounting Agreement included in this Registration Statement as Exhibit 23(h)(1), Exhibit 23(h)(2), and Exhibit 23(h)(4), respectively, and which are incorporated herein by reference.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of Monarch Investment Advisors, LLC under the caption "Management" in the Prospectus and Statement of Additional Information, constituting certain of Parts A and B, respectively, of this Registration Statement, are incorporated by reference herein.

         The following are the members of Monarch Investment Advisors, LLC, including their business connections, which are of a substantial nature.

         Monarch Investment Advisors, LLC is wholly owned by Forum Trust, the Registrant's Custodian. Forum Trust is a privately owned company controlled by John Y. Keffer, a Trustee of the Trust.

         Monarch Investment Advisors, LLC's corporate manager is Forum Holdings Corp. I and John Y. Keffer, a Trustee of the Trust, is its President.


         The following chart reflects the officers of Monarch Investment Advisors, LLC, including their business connections that are of a substantial nature. The address of Monarch Investment Advisors, LLC and its affiliates is Two Portland Square, Portland, Maine 04101. Each officer may serve as an officer of various registered investment companies for which Citigroup provides services.


         Name                                 Title                               Business Connection
                                              ................................... ...................................

         John Y. Keffer                       Chairman/President                  Forum Trust, LLC
                                              ................................... ...................................
                                              ................................... ...................................
         Carl A. Bright                       Vice-President and Treasurer        Forum Trust, LLC
                                              President and Treasurer             Foreside Fund Services, LLC
                                              ................................... ...................................
                                              ................................... ...................................

         Nanette K. Chern                     Chief Compliance Officer            Foreside Fund Services, LLC
                                              ................................... ...................................
                                              ................................... ...................................
         Jack J. Singer                       Executive Director, Vice            None.
                                              President, Secretary, Assistant
                                              Treasurer
                                              ................................... ...................................
                                              ................................... ...................................
         Erica B. Olson                       Assistant Secretary                 None.
                                              ................................... ...................................


         Mr. Bright and Ms. Chern serve as Principal Financial Officer and AML Officer of the Registrant, respectively.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

         American Beacon Funds                       Henderson Global Funds
         Bridgeway Funds                             ICM Series Trust
         Century Capital Management Trust            Monarch Funds
         Forum Funds                                 Sound Shore Fund, Inc.
         Wintergreen Fund. Inc.

(b)      The  following  are  officers  of  Foreside  Fund  Services,  LLC,  the
         Registrant's underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.


         Name                                      Position with Underwriter           Position with Registrant
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Simon D. Collier                      Managing Director                  President (Principal Executive
                                                                                  Officer)
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Carl A. Bright                        President & Treasurer              Principal Financial Officer
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Nanette K. Chern                      Vice President & Secretary         AML Officer
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Richard J. Berthy                     Vice President & Assistant         None
                                               Treasurer
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Mark A. Fairbanks                     Vice President & Assistant         None
                                               Secretary
         .....................................


(c)      Not Applicable.





ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser, as listed in Item 26 hereof.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

ITEM 30.  UNDERTAKINGS

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine on January 10, 2006.



                                  MONARCH FUNDS


                                               By:    /S/ SIMON D. COLLIER
                                               ---------------------------------
                                               Simon D. Collier, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on January 10, 2006.


(a)      Principal Executive Officer

         /S/ SIMON D. COLLIER
         ---------------------------
         Simon D. Collier, President

(b)      Principal Financial Officer

         /S/ CARL A. BRIGHT
         -------------------------------------------
         Carl A. Bright, Principal Financial Officer

(c)      A majority of the Trustees

         John Y. Keffer, Trustee
         Costas Azariadis, Trustee
         J. Michael Parish, Trustee
         James C. Cheng, Trustee


         By: /S/ DAVID M. WHITAKER
         ------------------------------------
         David M. Whitaker, Attorney in fact*

                   * Pursuant to powers of attorney as filed.

                                INDEX TO EXHIBITS




(j) Consent of Independent Registered Public Accounting Firm.